                                                                   EXHIBIT 10(M)

================================================================================


                                CREDIT AGREEMENT

                           dated as of June 25, 2002,

                                  by and among

                               G&K SERVICES INC.,
                              as Domestic Borrower,

                            G&K SERVICES CANADA INC.,
                              as Canadian Borrower,

                         the Lenders referred to herein,
                                   as Lenders

                                  BANK ONE, NA,
                            as Administrative Agent,

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                              as Syndication Agent


       WACHOVIA SECURITIES, INC. (f/k/a FIRST UNION SECURITIES, INC.) and
                         BANC ONE CAPITAL MARKETS, INC.,
              acted as Joint Lead Arrangers and Joint Book Managers

================================================================================

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                                TABLE OF CONTENTS

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ARTICLE I  DEFINITIONS............................................................................................1

SECTION 1.1              Definitions..............................................................................1

SECTION 1.2              General.................................................................................20

SECTION 1.3.             Other Definitions and Provisions........................................................20



ARTICLE II  REVOLVING CREDIT FACILITY............................................................................21

SECTION 2.1              Revolving Credit Loans..................................................................21

SECTION 2.2              Alternative Currency Loans..............................................................21

SECTION 2.3              Swingline Loans.........................................................................23

SECTION 2.4              Procedure for Advances of Revolving Credit Loans, Alternative Currency

                         Loans and Swingline Loans...............................................................25

SECTION 2.5              Bankers' Acceptances....................................................................27

SECTION 2.6              Repayment of Loans......................................................................29

SECTION 2.7              Permanent Reduction of the Revolving Credit Commitment and the

                         Alternative Currency Commitment.........................................................31

SECTION 2.8              Termination of Credit Facility..........................................................32

SECTION 2.9              Increase of Revolving Credit Commitment.................................................32



ARTICLE III  LETTER OF CREDIT FACILITY...........................................................................33

SECTION 3.1              L/C Commitment..........................................................................33

SECTION 3.2              Procedure for Issuance of Letters of Credit.............................................34

SECTION 3.3              Commissions and Other Charges...........................................................35

SECTION 3.4              L/C Participations......................................................................35

SECTION 3.5              Reimbursement Obligation of the Borrowers...............................................36

SECTION 3.6              Obligations Absolute....................................................................37

SECTION 3.7              Actions of the Issuing Lender...........................................................37

SECTION 3.8              Indemnification by Borrowers............................................................38

SECTION 3.9              Indemnification by Lenders..............................................................38

SECTION 3.10             Rights as a Lender......................................................................38



ARTICLE IV  TERM LOAN FACILITY...................................................................................39

SECTION 4.1              Term Loan...............................................................................39

SECTION 4.2              Procedure for Advance of Term Loan......................................................39

SECTION 4.3              Repayment of Term Loan..................................................................39

SECTION 4.4              Prepayments of Term Loan................................................................40



ARTICLE V  GENERAL LOAN PROVISIONS...............................................................................42

SECTION 5.1              Interest................................................................................42

SECTION 5.2              Notice and Manner of Conversion or Continuation of Loans................................45

SECTION 5.3              Fees....................................................................................47

SECTION 5.4              Manner of Payment.......................................................................48

SECTION 5.5              Noteless Agreement; Evidence of Indebtedness............................................49

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SECTION 5.6              Crediting of Payments and Proceeds......................................................50

SECTION 5.7              Adjustments.............................................................................50

SECTION 5.8              Nature of Obligations of Lenders Regarding Extensions of Credit;

                         Assumption by the Administrative Agent..................................................50

SECTION 5.9.             Redenomination of Alternative Currency Loans............................................51

SECTION 5.10.            Regulatory Limitation...................................................................51

SECTION 5.11             Changed Circumstances...................................................................52

SECTION 5.12             Indemnity...............................................................................54

SECTION 5.13             Capital Requirements....................................................................55

SECTION 5.14             Taxes...................................................................................55

SECTION 5.15             Replacement of Lenders..................................................................57

SECTION 5.16             Guaranty Requirements...................................................................58



ARTICLE VI  CLOSING; CONDITIONS OF CLOSING AND BORROWING.........................................................59

SECTION 6.1              Closing.................................................................................59

SECTION 6.2              Conditions to Closing and Initial Extensions of Credit..................................59

SECTION 6.3              Conditions to All Extensions of Credit..................................................62



ARTICLE VII  REPRESENTATIONS AND WARRANTIES OF THE BORROWERS.....................................................63

SECTION 7.1              Representations and Warranties..........................................................63

SECTION 7.2              Survival of Representations and Warranties, Etc.........................................70



ARTICLE VIII  FINANCIAL INFORMATION AND NOTICES..................................................................70

SECTION 8.1              Financial Statements and Projections....................................................71

SECTION 8.2              Officer's Compliance Certificate........................................................72

SECTION 8.3              Accountants' Certificate................................................................72

SECTION 8.4              Other Reports...........................................................................72

SECTION 8.5              Notice of Litigation and Other Matters..................................................73

SECTION 8.6              Accuracy of Information.................................................................74



ARTICLE IX  AFFIRMATIVE COVENANTS................................................................................74

SECTION 9.1              Preservation of Corporate Existence and Related Matters.................................74

SECTION 9.2              Maintenance of Property.................................................................74

SECTION 9.3              Insurance...............................................................................74

SECTION 9.4              Accounting Methods and Financial Records................................................74

SECTION 9.5              Payment and Performance of Obligations..................................................74

SECTION 9.6              Compliance With Laws and Approvals......................................................75

SECTION 9.7              Environmental Laws......................................................................75

SECTION 9.8              Compliance with ERISA...................................................................75

SECTION 9.9              Compliance With Agreements..............................................................76

SECTION 9.10             Visits and Inspections..................................................................76

SECTION 9.11             Additional Subsidiaries.................................................................76

SECTION 9.12             Use of Proceeds.........................................................................76

SECTION 9.13             Further Assurances......................................................................77

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                                       ii

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ARTICLE X  FINANCIAL COVENANTS...................................................................................77

SECTION 10.1            Leverage Ratio...........................................................................77

SECTION 10.2            Fixed Charge Coverage Ratio..............................................................77

SECTION 10.3            Net Worth................................................................................77



ARTICLE XI  NEGATIVE COVENANTS...................................................................................77

SECTION 11.1            Limitations on Debt......................................................................78

SECTION 11.2            Limitations on Liens.....................................................................79

SECTION 11.3            Limitations on Loans, Advances, Investments and Acquisitions.............................80

SECTION 11.4            Limitations on Mergers and Liquidation...................................................82

SECTION 11.5            Limitations on Sale of Assets............................................................82

SECTION 11.6            Limitations on Dividends and Distributions...............................................83

SECTION 11.7            Limitations on Exchange and Issuance of Capital Stock....................................83

SECTION 11.8            Transactions with Affiliates.............................................................83

SECTION 11.9            Certain Accounting Changes; Organizational Documents.....................................83

SECTION 11.10           Amendments; Payments and Prepayments of Subordinated Debt................................84

SECTION 11.11           Restrictive Agreements...................................................................84

SECTION 11.12           Nature of Business.......................................................................84



ARTICLE XII  UNCONDITIONAL DOMESTIC BORROWER GUARANTY AGREEMENT..................................................84

SECTION 12.1            Guaranty of Obligations..................................................................84

SECTION 12.2            Nature of Guaranty.......................................................................85

SECTION 12.3            Demand by the Administrative Agent.......................................................86

SECTION 12.4            Waivers..................................................................................86

SECTION 12.5            Modification of Loan Documents etc.......................................................86

SECTION 12.6            Reinstatement............................................................................87

SECTION 12.7            No Subrogation...........................................................................88



ARTICLE XIII  DEFAULT AND REMEDIES...............................................................................88

SECTION 13.1            Events of Default........................................................................88

SECTION 13.2            Remedies.................................................................................91

SECTION 13.3            Rights and Remedies Cumulative; Non-Waiver; etc..........................................92

SECTION 13.4.           Judgment Currency........................................................................92



ARTICLE XIV  THE AGENTS..........................................................................................93

SECTION 14.1            Appointment; Nature of Relationship......................................................93

SECTION 14.2            Powers...................................................................................93

SECTION 14.3            General Immunity.........................................................................93

SECTION 14.4            No Responsibility for Loan, Recitals, etc................................................93

SECTION 14.5            Action on Instructions of Lenders........................................................94

SECTION 14.6            Employment of Agents and Counsel.........................................................94

SECTION 14.7            Reliance on Documents; Counsel...........................................................94

SECTION 14.8            Agent's Reimbursement and Indemnification................................................94

SECTION 14.9            Notice of Default........................................................................95

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                                      iii


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SECTION 14.10           Rights as a Lender.......................................................................95

SECTION 14.11           Lender Credit Decision...................................................................95

SECTION 14.12           Successor Agents.........................................................................96

SECTION 14.13           Delegation to Affiliates.................................................................96



ARTICLE XV  MISCELLANEOUS........................................................................................97

SECTION 15.1            Notices..................................................................................97

SECTION 15.2            Expenses; Indemnity......................................................................98

SECTION 15.3            Set-off..................................................................................99

SECTION 15.4            Governing Law...........................................................................100

SECTION 15.5            Jurisdiction and Venue..................................................................100

SECTION 15.6            Binding Arbitration; Waiver of Jury Trial...............................................101

SECTION 15.7            Reversal of Payments....................................................................102

SECTION 15.8            Injunctive Relief; Punitive Damages.....................................................102

SECTION 15.9            Accounting Matters......................................................................102

SECTION 15.10           Successors and Assigns; Participations..................................................103

SECTION 15.11           Amendments, Waivers and Consents........................................................106

SECTION 15.12           Performance of Duties...................................................................107

SECTION 15.13           All Powers Coupled with Interest........................................................107

SECTION 15.14           Survival of Indemnities.................................................................107

SECTION 15.15           Titles and Captions.....................................................................107

SECTION 15.16           Severability of Provisions..............................................................108

SECTION 15.17           Counterparts............................................................................108

SECTION 15.18           Term of Agreement.......................................................................108

SECTION 15.19           Advice of Counsel.......................................................................108

SECTION 15.20           No Strict Construction..................................................................108

SECTION 15.21           Nature of Obligations...................................................................108

SECTION 15.22           Domestic Borrower as Agent for the Borrowers............................................108

SECTION 15.23           Inconsistencies with Other Documents; Independent Effect of Covenants...................109


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                                       iv

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                             EXHIBITS AND SCHEDULES

EXHIBITS

Exhibit A-1           -        Form of Revolving Credit Note
Exhibit A-2           -        Form of Swingline Note
Exhibit A-3           -        Form of Term Note
Exhibit A-4           -        Form of Alternative Currency Note
Exhibit B             -        Form of Notice of Borrowing
Exhibit C             -        Form of Notice of Account Designation
Exhibit D             -        Form of Notice of Prepayment
Exhibit E-1           -        Form of Notice of Conversion/Continuation
Exhibit E-2           -        Form of Notice of Conversion to Acceptances
Exhibit E-3           -        Form of Notice to Renew Acceptances
Exhibit F             -        Form of Officer's Compliance Certificate
Exhibit G             -        Form of Assignment and Acceptance
Exhibit H-1           -        Form of Domestic Subsidiary Guaranty Agreement
Exhibit H-2           -        Form of Canadian Subsidiary Guaranty Agreement


SCHEDULES

Schedule 1.1(a)       -        Lenders and Commitments
Schedule 1.1(b)       -        Administrative Agent's Correspondent
Schedule 1.1(c)       -        Existing Letters of Credit
Schedule 7.1(a)       -        Jurisdictions of Organization and Qualification
Schedule 7.1(b)       -        Subsidiaries and Capitalization
Schedule 7.1(i)       -        ERISA Plans
Schedule 7.1(l)       -        Material Contracts
Schedule 7.1(m)       -        Labor and Collective Bargaining Agreements
Schedule 7.1(t)       -        Debt and Guaranty Obligations
Schedule 7.1(u)       -        Litigation
Schedule 11.1         -        Existing Debt
Schedule 11.2         -        Existing Liens
Schedule 11.3         -        Existing Loans, Advances and Investments

                                CREDIT AGREEMENT

         CREDIT AGREEMENT, dated as of the 25th day of June, 2002 by and among G&K SERVICES, INC., a Minnesota corporation, as Domestic Borrower (the "Domestic Borrower"), G&K SERVICES CANADA INC., an Ontario corporation, as Canadian Borrower (the "Canadian Borrower" and, together with the Domestic Borrower, the "Borrowers"), the lenders who are or may become a party to this Agreement, as Lenders (the "Lenders"), BANK ONE, NA, a national banking association, as Administrative Agent for the Lenders (the "Administrative Agent"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Syndication Agent for the Lenders (the "Syndication Agent" and, together with the Administrative Agent, the "Agents").

                              STATEMENT OF PURPOSE

         The Borrowers have requested, and the Lenders have agreed, to extend certain credit facilities to the Borrower on the terms and conditions of this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below:

         "Acceptance" means a Draft duly stamped and accepted by the Alternative Currency Lender in accordance with Section 2.5 or Section 5.2.

         "Acceptance Amount" means the sum of (a) the aggregate face amount of all issued and outstanding Acceptances and (b) amounts paid under an Acceptance for which the Alternative Currency Lender has neither been reimbursed nor made a Canadian Base Rate Loan.

         "Acceptance Fee" has the meaning specified in Section 2.5(d).

         "Administrative Agent" means Bank One, in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to
Section 14.12.

         "Administrative Agent's Correspondent" means, with respect to the distribution and payment of Alternative Currency Loans, the office, branch, affiliate or correspondent bank of the Administrative Agent specified as the "Administrative Agent's Correspondent" for each applicable Alternative Currency on Schedule 1.1(b) hereto, or such other office, branch, affiliate or correspondent bank of the Administrative Agent as the Administrative Agent may from time to time specify to the Borrowers and the Lenders as the Administrative Agent's Correspondent.

         "Administrative Agent's Office" means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 15.1(c).

         "Affiliate" means, with respect to any Person, any other Person (other than a Subsidiary of the Domestic Borrower) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or any of its Subsidiaries. The term "control" means (a) the power to vote ten percent (10%) or more of the securities or other equity interests of a Person having ordinary voting power, or (b) the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

         "Agents" means the collective reference to the Administrative Agent and the Syndication Agent; "Agent" means each of the Agents individually, as the context requires.

         "Aggregate Commitment" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be reduced, increased or otherwise modified at any time or from time to time pursuant to the terms hereof. On the Closing Date, the Aggregate Commitment shall be Three Hundred Twenty-Five Million Dollars ($325,000,000).

         "Agreement" means this Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.

         "Alternative Currency" means Canadian Dollars.

         "Alternative Currency Amount" means with respect to each Alternative Currency Loan, the amount of the applicable Alternative Currency which is equivalent to the principal amount in Dollars of such Loan calculated on the basis of the arithmetic mean of the buy and sell spot rates of exchange determined by the Administrative Agent to be available to it at approximately 11:00 a.m. (London time) three (3) Business Days before such Loan is made or continued (or to be made or continued). When used with respect to any other sum expressed in Dollars, "Alternative Currency Amount" shall mean the amount of such Alternative Currency which is equivalent to the amount so expressed in Dollars calculated on the basis of the arithmetic mean of the buy and sell spot rates of exchange determined by the Administrative Agent to be available to it at the relevant time.

         "Alternative Currency Commitment" means the lesser of (i) Twenty-Five Million Dollars ($25,000,000) and (ii) the Revolving Credit Commitment, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof.

         "Alternative Currency Facility" means the alternative currency facility established pursuant to Section 2.2.

         "Alternative Currency Lender" means Bank One, in its capacity as alternative currency lender hereunder.

         "Alternative Currency Loan" means any revolving credit loan made by the Alternative Currency Lender pursuant to Section 2.2 (including, without limitation, any Canadian BA Borrowing issued pursuant to Section 2.5), and all such Alternative Currency Loans collectively as the context requires.

         "Alternative Currency Note" means the Alternative Currency Note made by the Borrowers payable to the order of the Alternative Currency Lender, substantially in the form of Exhibit A-4 hereto, evidencing the Alternative Currency Loans, and any amendments, supplements and modifications thereto, any substitutes therefor and any replacements, restatements, renewals or extensions thereof, in whole or in part.

         "Applicable Law" means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators.

         "Applicable Margin" shall have the meaning assigned thereto in Section 5.1(c).

         "Approved Fund" means any Person (other than a natural Person), including, without limitation, any special purpose entity, that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business; provided, that with respect to any assignment of any Revolving Credit Commitment, such Approved Fund must be administered by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         "Arbitration Rules" shall have the meaning assigned thereto in Section 15.6(a).

         "Asset Sale Proceeds" shall have the meaning assigned thereto in
Section 4.4(b)(iii).

         "Assignment and Acceptance" shall have the meaning assigned thereto in
Section 15.10(b)(i).

         "Bank One" means Bank One, NA, a national banking association, with its main office in Chicago, Illinois, and its successors.

         "BA Purchase Price" shall mean the product of (a) the face amount of Drafts to be sold in connection with an Alternative Currency Loan times (b) the applicable Discount, as determined by the Alternative Currency Lender, less the Acceptance Fee retained by the Alternative Currency Lender in consideration for the acceptance of such Drafts.

         "Base Rate" means, at any time, the higher of (a) the Prime Rate and
(b) the sum of (i) the Federal Funds Rate plus (ii) 1/2 of 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate or the Federal Funds Rate.

         "Base Rate Loan" means any Loan bearing interest at a rate based upon the Base Rate as provided in Section 5.1(a).

         "Benefited Lender" shall have the meaning assigned thereto in Section 5.7.

         "Business Day" means (a) for all purposes other than as set forth in clause (b) below, any day other than a Saturday, Sunday or legal holiday on which banks in Chicago, Illinois, Charlotte, North Carolina and New York, New York, are open for the conduct of substantially all of their commercial lending activities and on which interbank wire transfers can be made on the Fedwire system, as applicable, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Rate Loan, any day (i) that is a Business Day described in clause (a) and that is also a day for trading by and between banks in deposits for the applicable Permitted Currency in the London interbank market and (ii) on which banks are open for the conduct of their domestic and international banking business in the place where the Administrative Agent or the Administrative Agent's Correspondent shall make available Loans in such Permitted Currency.

         "Canadian BA Borrowing" means the creation and discounting of Acceptances by the Alternative Currency Lender in accordance with Section 2.5.

         "Canadian Base Rate" means the rate of interest announced from time to time by the Alternative Currency Lender as its prime rate for overnight loans in Canadian Dollars or, if the Alternative Currency Lender ceases to announce a rate so designated, any similar successor rate designated by the Alternative Currency Lender. The Canadian Base Rate is not necessarily the most favored rate of the Alternative Currency Lender and the Alternative Currency Lender may lend to its customers at rates that are at, above or below the Canadian Base Rate.

         "Canadian Base Rate Loan" means any Alternative Currency Loan which bears interest at a rate determined by reference to the Canadian Base Rate.

         "Canadian Borrower" means G&K Services Canada Inc., an Ontario corporation, in its capacity as borrower hereunder.

         "Canadian Business Day" means any day other than a Saturday or Sunday on which Canadian banks are open for business in Toronto, Ontario.

         "Calculation Date" shall have the meaning assigned thereto in Section 5.1(c).

         "Canadian Dollar" or "C$" means, at any time of determination, the then official currency of Canada.

         "Canadian Interest Period" means, relative to any Acceptance, a period of 30, 60, 90 or 180 days after the date of issuance, rollover or conversion, as the case may be, as the Domestic Borrower, on behalf of itself or the Canadian Borrower, may select in its relevant notice pursuant to Section 2.4 or Section 5.2; provided, however, that:

         (a) no more than four (4) different Canadian Interest Periods may be outstanding at any one time;

         (b) if a Canadian Interest Period would otherwise end on a day which is not a Canadian Business Day, such Canadian Interest Period shall end on the next following Canadian Business Day (unless such next following Canadian Business Day is the first Canadian Business Day of a month, in which case such Canadian Interest Period shall end on the next preceding Canadian Business Day); and

         (c) no Canadian Interest Period may end later than the Revolving Credit Maturity Date.

         "Canadian Outstandings" means, as of any date of determination, the aggregate principal amount of all outstanding Alternative Currency Loans (including, without limitation, the Acceptance Amount).

         "Canadian Subsidiary" means any Subsidiary of the Domestic Borrower organized under the laws of Canada.

         "Canadian Subsidiary Guaranty Agreement" means the unconditional guaranty agreement of even date executed with respect to the Obligations of the Canadian Borrower by each Material Canadian Subsidiary in favor of the Administrative Agent, for the benefit of the Agents and the Lenders, substantially in the form of Exhibit H-2, as amended, restated, supplemented or otherwise modified from time to time.

         "Capital Asset" means, with respect to the Domestic Borrower and its Subsidiaries, any asset that should, in accordance with GAAP, be classified and accounted for as a capital asset on a Consolidated balance sheet of the Domestic Borrower and its Subsidiaries.

         "Capital Expenditures" means, with respect to the Domestic Borrower and its Subsidiaries for any period, the aggregate cost of all Capital Assets acquired by the Domestic Borrower and its Subsidiaries during such period, as determined in accordance with GAAP; provided, that for the purposes of determining Capital Expenditures for any period during which an acquisition permitted hereunder is consummated, Capital Expenditures shall be adjusted to give effect to the consummation of such acquisition on a pro forma basis in accordance with GAAP, as if such acquisition occurred on the first day of such period, such adjustments to be calculated in a manner reasonably satisfactory to the Agents (with respect to any acquisition that does not require the consent of the Required Lenders pursuant to Section 11.3(c)) and in a manner reasonably satisfactory to the Agents and the Required Lenders (with respect to any acquisition that requires the consent of the Agents and the Required Lenders pursuant to Section 11.3(c)).

         "Capital Lease" means, with respect to the Domestic Borrower and its Subsidiaries, any lease of any property that should, in accordance with GAAP, be classified and accounted for as a capital lease on a Consolidated balance sheet of the Domestic Borrower and its Subsidiaries.

         "Change in Control" shall have the meaning assigned thereto in Section 13.1(i).

         "Closing Date" means the date of this Agreement or such later Business Day upon which each condition described in Section 6.2 shall be satisfied or waived in all respects in a manner acceptable to the Agents, each in their sole discretion.

         "Code" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended or modified from time to time.

         "Commitment" means, as to any Lender, the sum of such Lender's Revolving Credit Commitment and Term Loan Commitment as set forth opposite such Lender's name on Schedule 1.1(a) hereto, as such Commitment may be reduced or otherwise modified at any time or from time to time pursuant to the terms hereof.

         "Commitment Fee Rate" shall have the meaning assigned thereto in
Section 5.3(a).

         "Consolidated" means, when used with reference to financial statements or financial statement items of the Domestic Borrower and its Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

         "Credit Facility" means, collectively, the Revolving Credit Facility, the Term Loan Facility, the Swingline Facility, the Alternative Currency Facility, and the L/C Facility.

         "Debt" means, with respect to the Domestic Borrower and its Subsidiaries at any date and without duplication, the sum of the following calculated in accordance with GAAP: (a) all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person, (b) all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under non-competition agreements), except trade payables arising in the ordinary course of business not more than ninety (90) days past due, (c) all obligations of any such Person as lessee under Capital Leases, (d) all Debt of any other Person to the extent secured by a Lien on any asset of any such Person, (e) all Guaranty Obligations of any such Person for the Debt of any other Person, (f) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, including without limitation any Reimbursement Obligation, and banker's acceptances issued for the account of any such Person, (g) all obligations of any such Person to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities or partnership interests of such Person, (h) all net payment obligations incurred by any such Person pursuant to Hedging Agreements,
(i) all outstanding payment obligations with respect to Synthetic Leases and (j) the outstanding attributed principal amount under any asset securitization program to the extent that there is recourse to the Domestic Borrower or any of its Subsidiaries.

         "Default" means any of the events specified in Section 13.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.

         "Discount" means the bid rate established by the Alternative Currency Lender for the sale of its banker's acceptances in an amount and bearing a maturity approximately equal to a proposed Canadian BA Borrowing or a renewal or conversion of Acceptances at approximately 10:00 a.m. (the time of the Administrative Agent's Correspondent), on the date of such proposed Canadian BA Borrowing, renewal or conversion of Acceptances, which bid rate shall be conclusive and binding absent manifest error.

         "Disputes" shall have the meaning set forth in Section 15.6.

         "Dollars" or "$" means, unless otherwise qualified, dollars in lawful currency of the United States.

         "Dollar Amount" means (a) with respect to each Loan made or continued (or to be made or continued) in Dollars, the principal amount thereof and (b) with respect to each Alternative Currency Loan, the amount of Dollars which is equivalent to the principal amount of such Alternative Currency Loan calculated on the basis of the arithmetic mean of the buy and sell spot rates of exchange determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date on or as of which such amount is to be determined. When used with respect to any other sum expressed in an Alternative Currency, "Dollar Amount" shall mean the amount of Dollars which is equivalent to the amount so expressed in such Alternative Currency calculated on the basis of the arithmetic mean of the buy and sell spot rates of exchange determined by the Administrative Agent to be available to it at the relevant time.

         "Domestic Borrower" means G&K Services, Inc., a Minnesota corporation, in its capacity as borrower (and, as applicable, as guarantor) hereunder.

         "Domestic Borrower Guaranty Agreement" means the unconditional guaranty of the Obligations by the Domestic Borrower under Article XII in favor of the Administrative Agent, for the benefit of the Agents and the Lenders.

         "Domestic Subsidiary" means any Subsidiary of the Domestic Borrower organized under the laws of any state of the United States or the District of Columbia.

         "Domestic Subsidiary Guaranty Agreement" means the unconditional guaranty agreement of even date executed with respect to the Obligations of the Borrowers by each Material Domestic Subsidiary in favor of the Administrative Agent, for the benefit of the Agents and the Lenders, substantially in the form of Exhibit H-1, as amended, restated, supplemented or otherwise modified from time to time.

         "Draft" means a draft of the Domestic Borrower, on behalf of itself or the Canadian Borrower, as applicable, denominated in Canadian Dollars, duly executed and delivered to the Alternative Currency Lender in accordance with
Section 2.5(a).

         "EBITDA" means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Domestic Borrower and its Subsidiaries in accordance with GAAP: (a) Net Income for such period plus (b) the sum of the following to the extent deducted in determining Net Income: (i) income and franchise taxes, (ii) Interest Expense, and (iii) amortization, depreciation and other non-cash charges less (c) interest income and any extraordinary gains;

provided, that for the purposes of determining EBITDA for any period during which an acquisition permitted hereunder is consummated, EBITDA shall be adjusted to give effect to the consummation of such acquisition on a pro forma basis in accordance with GAAP, as if such acquisition occurred on the first day of such period, such adjustments to be calculated in a manner reasonably satisfactory to the Agents (with respect to any acquisition that does not require the consent of the Required Lenders pursuant to Section 11.3(c)) and in a manner reasonably satisfactory to the Agents and the Required Lenders (with respect to any acquisition that requires the consent of the Agents and the Required Lenders pursuant to Section 11.3(c)).

         "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of the Domestic Borrower or any ERISA Affiliate or (b) has at any time within the preceding six (6) years been maintained for the employees of the Domestic Borrower or any current or former ERISA Affiliate.

         "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to human health or the environment.

         "Environmental Laws" means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or modified from time to time.

         "ERISA Affiliate" means any Person who together with the Domestic Borrower is treated as a single employer within the meaning of Section 414(b),
(c), (m) or (o) of the Code or Section 4001(b) of ERISA.

         "Eurodollar Reserve Percentage" means, for any day with respect to any LIBOR Rate Loan denominated in Dollars, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

         "Event of Default" means any of the events specified in Section 13.1, provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.

         "Excess Proceeds" shall have the meaning assigned thereto in Section 2.6(d).

         "Existing Facility" means the Credit Agreement dated as of July 14, 1997 among the Borrowers, as borrowers, the lenders party thereto and the agents party thereto, as amended as of the date hereof.

         "Existing Letters of Credit" means all letters of credit identified on
Schedule 1.1(c).

         "Extensions of Credit" means, as to any Lender at any time, (a) an amount equal to the sum of (i) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (ii) such Lender's Revolving Credit Commitment Percentage of the L/C Obligations then outstanding, (iii) such Lender's Revolving Credit Commitment Percentage of the Swingline Loans then outstanding, (iv) such Lender's Revolving Credit Commitment Percentage of the Alternative Currency Loans then outstanding and (v) the aggregate principal amount of all Term Loans made by such Lender then outstanding, or (b) the making of any Loan or participation in any Letter of Credit by such Lender, as the context requires.

         "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

         "Federal Funds Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three (3) Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

         "Fiscal Year" means the fiscal year of the Domestic Borrower and its Subsidiaries ending on the Saturday closest to June 30 (e.g., ending June 28, 2003, July 3, 2004, July 2, 2005, July 1, 2006 and June 30, 2007, etc).

         "Fixed Charges" means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Domestic Borrower and its Subsidiaries in accordance with GAAP: (a) Interest Expense, (b) scheduled principal payments with respect to Debt (excluding the principal payments related to the Existing Facility) and (c) cash taxes; provided, that for the purposes of determining Fixed Charges for any period during which an acquisition permitted hereunder is consummated, Fixed Charges shall be adjusted to give effect to the consummation of such acquisition on a pro forma basis in accordance with GAAP, as if such acquisition occurred on the first day of such period, such adjustments to be calculated in a manner reasonably satisfactory to the Agents (with respect to any acquisition that does not require the consent of the Required Lenders pursuant to Section 11.3(c)) and in a manner reasonably satisfactory to the Agents and the Required Lenders (with respect to any acquisition that requires the consent of the Agents and the Required Lenders pursuant to Section 11.3(c)).

         "GAAP" means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Domestic Borrower and its Subsidiaries throughout the period indicated and (subject to Section 15.9) consistent with the prior financial practice of the Domestic Borrower and its Subsidiaries.

         "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

         "Governmental Authority" means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guaranteed Obligations" shall have the meaning assigned thereto in
Section 12.1; provided that for the purposes of each Subsidiary Guaranty Agreement, "Guaranteed Obligations" shall have the meaning assigned thereto in such Subsidiary Guaranty Agreement.

         "Guaranty Obligation" means, with respect to the Domestic Borrower and its Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include endorsements for collection or deposit in the ordinary course of business.

         "Hazardous Materials" means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are deemed to constitute a nuisance or a trespass which pose a health or safety hazard to Persons or neighboring properties, (f) which consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

         "Hedging Agreement" means any agreement with respect to any Interest Rate Contract, forward rate agreement, commodity swap, forward foreign exchange agreement, currency swap agreement, cross-currency rate swap agreement, currency option agreement or other agreement or arrangement designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices, all as amended, restated, supplemented or otherwise modified from time to time.

         "Hedging Obligations" shall have the meaning assigned thereto in the definition of "Obligations".

         "Insurance and Condemnation Proceeds" shall have the meaning assigned thereto in Section 4.4(b)(iv).

         "Interest Expense" means, with respect to the Domestic Borrower and its Subsidiaries for any period, the gross interest expense (including, without limitation, interest expense attributable to Capital Leases and all net payment obligations pursuant to Hedging Agreements) of the Domestic Borrower and its Subsidiaries, all determined for such period on a Consolidated basis, without duplication, in accordance with GAAP.

         "Interest Period" shall have the meaning assigned thereto in Section 5.1(b).

         "Interest Rate Contract" means any interest rate swap agreement, interest rate cap agreement, interest rate floor agreement, interest rate collar agreement, interest rate option or any other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of any Person and any confirming letter executed pursuant to such agreement, all as amended, restated, supplemented or otherwise modified from time to time.

         "ISP98" means the International Standby Practices (1998 Revision, effective January 1, 1999), International Chamber of Commerce Publication No. 590.

         "Issuing Lender" means (a) with respect to Letters of Credit issued hereunder, Bank One, in its capacity as issuer thereof, or any successor thereto and (b) with respect to the Existing Letters of Credit, the Lender issuing such Existing Letter of Credit.

         "L/C Commitment" means the lesser of (a) Twenty-Five Million Dollars ($25,000,000) and (b) the Revolving Credit Commitment.

         "L/C Facility" means the letter of credit facility established pursuant to Article III.

         "L/C Obligations" means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5.

         "L/C Participants" means the collective reference to all of the Lenders other than the Issuing Lender.

         "Lender" means each Person executing this Agreement as a Lender (including, without limitation, the Issuing Lender, the Swingline Lender and the Alternative Currency Lender unless the context otherwise requires) set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Section 15.10.

         "Lender Addition and Acknowledgment Agreement" means each agreement executed pursuant to Section 2.9 by the Borrowers and an existing Lender or a Person not theretofore a Lender, as applicable, and acknowledged by the Agents and each Material Subsidiary, providing for an increase in the Revolving Credit Commitment hereunder, acknowledging that any Person not theretofore a Lender shall be a party hereto and have the rights and obligations of a Lender hereunder, and setting forth the Revolving Credit Commitment of each Lender.

         "Lending Office" means, with respect to any Lender, the office of such Lender maintaining such Lender's Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of the Extensions of Credit.

         "Letters of Credit" means the collective reference to letters of credit issued pursuant to Section 3.1 and the Existing Letters of Credit.

         "Leverage Ratio" means the ratio calculated pursuant to Section 10.1.

         "LIBOR" means, with respect to a LIBOR Rate Loan for the relevant Interest Period, the applicable British Bankers' Association LIBOR rate for deposits in the applicable Permitted Currency as reported by any generally recognized financial information service as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period; provided that, if no such British Bankers' Association LIBOR rate is available, the "LIBOR" for the relevant Interest Period shall instead be the rate determined by the Administrative Agent to be the rate at which Bank One or one of its Affiliate banks offers to place deposits in the applicable Permitted Currency with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, in the approximate amount the relevant LIBOR Rate Loan and having a maturity equal to such Interest Period. Each calculation by the Administrative Agent of LIBOR shall be conclusive and binding for all purposes, absent manifest error.

         "LIBOR Rate" means, with respect to a LIBOR Rate Loan for the relevant Interest Period, the quotient of (a) LIBOR applicable to such Interest Period, divided by (b) one (1) minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, if any. Each calculation by the Administrative Agent of the LIBOR Rate shall be conclusive and binding for all purposes, absent manifest error.

         "LIBOR Rate Loan" means any Loan bearing interest at a rate based upon the LIBOR Rate as provided in Section 5.1(a).

         "Lien" means, with respect to any asset, any mortgage, leasehold mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

         "Loan Documents" means, collectively, this Agreement, any Notes, the Acceptances (as and when created), the Subsidiary Guaranty Agreements and each other document, instrument, certificate and agreement executed and delivered by the Domestic Borrower or any Subsidiary thereof in connection with this Agreement or otherwise referred to herein or contemplated hereby (excluding any Hedging Agreement), all as may be amended, restated, supplemented or otherwise modified from time to time.

         "Loans" means the collective reference to the Revolving Credit Loans, the Term Loans, the Swingline Loans and the Alternative Currency Loans and "Loan" means any of such Loans.

         "Material Adverse Effect" means, with respect to the Domestic Borrower and its Subsidiaries taken as a whole, a material adverse effect on the properties, business, prospects, operations or condition (financial or otherwise) of the Domestic Borrower and its Subsidiaries, taken as a whole, or the ability of any such Persons to perform their obligations under the Loan Documents or Material Contracts.

         "Material Contract" means (a) any contract or other agreement, written or oral, of the Domestic Borrower or any of its Subsidiaries involving monetary liability of or to any such Person in an amount in excess of $15,000,000 per annum, or (b) any other contract or agreement, written or oral, of the Domestic Borrower or any of its Subsidiaries the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

         "Material Canadian Subsidiary" means any direct or indirect Canadian Subsidiary of the Domestic Borrower that is a Material Subsidiary.

         "Material Domestic Subsidiary" means any direct or indirect Domestic Subsidiary of the Domestic Borrower that is a Material Subsidiary.

         "Material Subsidiary" means any Subsidiary of the Domestic Borrower that owns assets with a book value in excess of $100,000.

         "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Domestic Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, or has accrued an obligation to make, contributions within the preceding six (6) years.

         "Net Cash Proceeds" means, as applicable, (a) with respect to any sale or other disposition of assets, the gross cash proceeds received by the Domestic Borrower or any of its Subsidiaries from such sale less the sum of (i) all income taxes and other taxes assessed by a Governmental Authority as a result of such sale and any other fees and expenses incurred in connection therewith and
(ii) the principal amount of, premium, if any, and interest on any Debt secured by a Lien on the asset (or a portion thereof) sold, which Debt is required to be repaid in connection with such sale, (b) with respect to any offering of capital stock or issuance of Debt, the gross cash proceeds received by the Domestic Borrower or any of its Subsidiaries therefrom less all legal, underwriting and other fees and expenses incurred in connection therewith and (c) with respect to any payment under an insurance policy or in connection with a condemnation proceeding, the amount of cash proceeds received by the Domestic Borrower or its Subsidiaries from an insurance company or Governmental Authority, as applicable, net of all expenses of collection.

         "Net Income" means, with respect to the Domestic Borrower and its Subsidiaries, for any period of determination, the net income (or loss) of the Domestic Borrower and its Subsidiaries for such period, determined on a Consolidated basis in accordance with GAAP; provided that there shall be excluded from Net Income (a) the net income (or loss) of any Person (other than a Subsidiary which shall be subject to clause (c) below), in which the Domestic Borrower or any of its Subsidiaries has a joint interest with a third party, except to the extent such net income is actually paid to the Domestic Borrower or any of its Subsidiaries by dividend or other distribution during such period,
(b) the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of such Person or is merged into or consolidated with such Person or any of its Subsidiaries or that Person's assets are acquired by such Person or any of its Subsidiaries except to the extent included pursuant to the foregoing clause (a), (c) the net income (if positive) of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary to the Domestic Borrower or any of its Subsidiaries of such net income (i) is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute rule or governmental regulation applicable to such Subsidiary or (ii) would be subject to any taxes payable on such dividends or distributions.

         "Net Worth" means, with respect to the Domestic Borrower and its Subsidiaries as of any date of determination, shareholders' equity of the Domestic Borrower and its Subsidiaries determined on a Consolidated basis in accordance with GAAP.

         "Notes" means the collective reference to the Revolving Credit Notes, the Term Notes, the Alternative Currency Note and the Swingline Note, in each case if applicable, and "Note" means any of such Notes.

         "Notice of Account Designation" shall have the meaning assigned thereto in Section 2.4(b).

         "Notice of Borrowing" shall have the meaning assigned thereto in
Section 2.4(a).

         "Notice of Conversion/Continuation" shall have the meaning assigned thereto in Section 5.2.

         "Notice of Conversion to Acceptances" shall have the meaning assigned thereto in Section 5.2(b).

         "Notice of Prepayment" shall have the meaning assigned thereto in
Section 2.6(c).

         "Notice to Renew Acceptances" shall have the meaning assigned thereto in Section 5.2(c).

         "Obligations" means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) the L/C Obligations, (c) the obligations of the Domestic Borrower pursuant to
Article XI, (d) all existing or future payment and other obligations owing by any Borrower under any Hedging Agreement (which such Hedging Agreement is permitted hereunder) with any Person that is a Lender hereunder or an Affiliate of a Lender hereunder at the time such Hedging Agreement is executed (all such obligations with respect to any such Hedging Agreement, "Hedging Obligations") and (e) all other fees and commissions (including attorneys' fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Domestic Borrower or any of its Subsidiaries to the Lenders or the Agents, in each case under or in respect of this Agreement, any Note, any Letter of Credit or any of the other Loan Documents of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note.

         "Officer's Compliance Certificate" shall have the meaning assigned thereto in Section 8.2.

         "Operating Lease" shall mean, as to any Person as determined in accordance with GAAP, any lease of property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease.

         "Other Taxes" shall have the meaning assigned thereto in Section
5.14(b).

         "Participant" shall have the meaning assigned thereto in Section 14.10(c)(i).

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

         "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or
Section 412 of the Code and which (a) is maintained for employees of the Domestic Borrower or any ERISA Affiliates or (b) has at any time within the preceding six (6) years been maintained for the employees of the Domestic Borrower or any of its current or former ERISA Affiliates.

         "Permitted Acquisition Value" means the aggregate amount of the purchase price consisting of cash paid or to be paid, including, without limitation, any earn-outs and deferred payments (to the extent a fixed and determinable obligation is incurred), and assumed debt, net of the applicable acquiree's cash (including cash equivalents) balance as shown on the most recent financial statements of the acquiree delivered in connection with the applicable permitted acquisition), as set forth in the applicable stock or asset purchase documents executed by the Domestic Borrower or any Subsidiary thereof in order to consummate the applicable permitted acquisition.

         "Permitted Currency" means Dollars or any Alternative Currency, or each such currency, as the context requires.

         "Person" means an individual, corporation, limited liability company, partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

         "Pricing Differential" shall have the meaning assigned thereto in
Section 2.5(h).

         "Prime Rate" means, at any time, a rate per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

         "Purchaser" shall have the meaning assigned thereto in Section 14.10(b)(i).

         "Quoted Swingline Rate" means a rate to be agreed upon from time to time by the Swingline Lender and the Domestic Borrower.

         "Quoted Swingline Rate Loan" means any Swingline Loan bearing interest at a rate based upon the Quoted Swingline Rate as provided in Section 5.1(a).

         "Register" shall have the meaning assigned thereto in Section 15.10(b)(iv).

         "Reimbursement Obligation" means the obligation of the Domestic Borrower to reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

         "Replaced Lender" shall have the meaning assigned thereto in Section 5.15(c).

         "Replacement Lender" shall have the meaning assigned thereto in Section 5.15(c).

         "Required Lenders" means, at any date, (a) any combination of Lenders holding in the aggregate at least fifty-one percent (51%) of the outstanding Extensions of Credit plus the aggregate unused Revolving Credit Commitment at such time or, (b) if the Credit Facility has been terminated pursuant to Section 13.2, any combination of Lenders holding at least fifty-one percent (51%) of the aggregate Extensions of Credit.

         "Responsible Officer" means any of the following: the chief executive officer or chief financial officer of the Domestic Borrower or any other officer of the Domestic Borrower reasonably acceptable to the Agents.

         "Revolving Credit Commitment" means (a) as to any Lender, the obligation of such Lender to make Revolving Credit Loans to the Domestic Borrower (including, without limitation, to participate in Swingline Loans made to the Domestic Borrower and Alternative Currency Loans made to the Borrowers) and issue or participate in Letters of Credit issued for the account of the Domestic Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on
Schedule 1.1(a) hereto as such amount may be increased, reduced or modified at any time or from time to time pursuant to the terms hereof and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Loans, as such amount may be reduced at any time or from time to time pursuant to the terms hereof. The Revolving Credit Commitment of all Lenders on the Closing Date shall be Two Hundred Fifty Million Dollars ($250,000,000).

         "Revolving Credit Commitment Percentage" means, as to any Lender at any time, the ratio of (a) the amount of the Revolving Credit Commitment of such Lender to (b) the Revolving Credit Commitments of all Lenders.

         "Revolving Credit Facility" means the revolving credit, alternative currency and swingline facility established pursuant to Article II.

         "Revolving Credit Loans" means any revolving credit loan denominated in Dollars made to any Borrower pursuant to Section 2.1, and all such revolving credit loans collectively as the context requires.

         "Revolving Credit Maturity Date" means the earliest of the dates referred to in Section 2.8.

         "Revolving Credit Note" means a Revolving Credit Note made by the Domestic Borrower payable to the order of a Lender, substantially in the form of Exhibit A-1 hereto, evidencing such Lender's Revolving Credit Loans, and any amendments, supplements and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extensions thereof, in whole or in part; "Revolving Credit Notes" means the collective reference to all such Revolving Credit Notes.

         "Senior Debt" means the sum of Total Debt minus Subordinated Debt.

         "Solvent" means, as to the Domestic Borrower and its Subsidiaries on a particular date, that any such Person (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature, (b) owns property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies), and (c) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature.

         "Subordinated Debt" means the collective reference to any Debt of the Domestic Borrower or any of its Subsidiaries subordinated in right and time of payment to the Obligations and containing such other terms and conditions, in each case as are reasonably satisfactory to the Required Lenders.

         "Subsidiary" means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by or the management is otherwise controlled by such Person (irrespective of whether, at the time, capital stock or other ownership interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified references to "Subsidiary" or "Subsidiaries" herein shall refer to those of the Domestic Borrower and shall include, without limitation, the Canadian Borrower and its Subsidiaries.

         "Subsidiary Guaranty Agreements" means, collectively, the Domestic Subsidiary Guaranty Agreement and the Canadian Subsidiary Guaranty Agreement; "Subsidiary Guaranty Agreement" means any of such Subsidiary Guaranty Agreements.

         "Swingline Commitment" means the lesser of (a) Twenty Million Dollars ($20,000,000) and (b) the Revolving Credit Commitment.

         "Swingline Facility" means the swingline facility established pursuant to Section 2.3.

         "Swingline Lender" means Bank One in its capacity as swingline lender hereunder.

         "Swingline Loan" means any swingline loan made by the Swingline Lender to the Domestic Borrower pursuant to Section 2.3, and all such swingline loans collectively as the context requires.

         "Swingline Note" means the Swingline Note made by the Domestic Borrower payable to the order of the Swingline Lender, substantially in the form of Exhibit A-2 hereto, evidencing the Swingline Loans, and any amendments, supplements and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extensions thereof, in whole or in part.

         "Swingline Termination Date" means the first to occur of (a) the resignation of Bank One as Administrative Agent in accordance with Section 14.12 and (b) the Revolving Credit Maturity Date.

         "Syndication Agent" means Wachovia, in its capacity as Syndication Agent hereunder, and any successor thereto appointed pursuant to Section 14.12.

         "Synthetic Lease" means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP.

         "Taxes" shall have the meaning assigned thereto in Section 5.14(a).

         "Term Loans" shall mean the term loans to be made to the Domestic Borrower by the Lenders pursuant to Section 4.1.

         "Term Loan Commitment" means (a) as to any Lender, the obligation of such Lender to make the Term Loans to the account of the Domestic Borrower hereunder in an aggregate principal amount not to exceed the amount set forth opposite such Lender's name on Schedule 1.1(a) hereto, as such amount may be reduced or otherwise modified at any time or from time to time pursuant to the terms hereof and (b) as to all Lenders, the aggregate commitment to make Term Loans. The Term Loan Commitment of all Lenders as of the Closing Date shall be Seventy-Five Million Dollars ($75,000,000).

         "Term Loan Facility" shall mean the term loan facility established pursuant to Article IV.

         "Term Loan Maturity Date" means the first to occur of (a) July 2, 2007 or (b) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 13.2(a).

         "Term Loan Percentage" means, as to any Lender, (a) prior to making the Term Loans, the ratio of (i) the Term Loan Commitment of such Lender to (ii) the Term Loan Commitments of all Lenders and (b) after the Term Loans are made, the ratio of (i) the outstanding principal balance of the Term Loan of such Lender to (ii) the aggregate outstanding principal balance of the Term Loans of all Lenders.

         "Term Note" means a Term Note made by the Domestic Borrower payable to the order of a Lender, substantially in the form of Exhibit A-3 hereto, evidencing such Lender's Term Loans, and any amendments, modifications and supplements thereto, any substitute therefor, and any replacement, restatements, renewals or extensions thereof, in whole or in part; "Term Notes" means the collective reference to all such Term Notes.

         "Termination Event" means except for any such event or condition that could not reasonably be expected to have a Material Adverse Effect: (a) a "Reportable Event" described in Section 4043 of ERISA for which the notice requirement has not been waived by the PBGC, or (b) the withdrawal of the Domestic Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, if the plan assets are not sufficient to pay all plan liabilities under
Section 4063 of ERISA, (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA, or (g) the partial or complete withdrawal of the Domestic Borrower of any ERISA Affiliate from a Multiemployer Plan if withdrawal liability is asserted by such plan, or (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under
Section 4042 of ERISA.

         "Total Debt" means, as of any date of determination with respect to the Domestic Borrower and its Subsidiaries on a Consolidated basis without duplication, the sum of all Debt of the Domestic Borrower and its Subsidiaries.

         "Uniform Customs" means the Uniform Customs and Practice for Documentary Credits (1993 Revision), effective January, 1994 International Chamber of Commerce Publication No. 500.

         "UCC" means the Uniform Commercial Code as in effect in the State of North Carolina, as amended or modified from time to time.

         "United States" means the United States of America.

         "Wachovia" means Wachovia Bank, National Association, a national banking association, and its successors.

         "Wholly-Owned" means, with respect to a Subsidiary, that all of the shares of capital stock or other ownership interests of such Subsidiary are, directly or indirectly, owned or controlled by the Domestic Borrower and/or one or more of its Wholly-Owned Subsidiaries (except for directors' qualifying shares or other shares required by Applicable Law to be owned by a Person other than the Domestic Borrower).

         SECTION 1.2 General. Unless otherwise specified, a reference in this Agreement to a particular article, section, subsection, Schedule or Exhibit is a reference to that article, section, subsection, Schedule or Exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Any reference herein to "Chicago time" shall refer to the applicable time of day in Chicago, Illinois.

         SECTION 1.3. Other Definitions and Provisions

         (a) Use of Capitalized Terms. Unless otherwise defined therein, all capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement, the Notes and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

         (b) Miscellaneous. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                                   ARTICLE II

                            REVOLVING CREDIT FACILITY

         SECTION 2.1 Revolving Credit Loans. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make Revolving Credit Loans in Dollars to the Domestic Borrower from time to time from the Closing Date through, but not including, the Revolving Credit Maturity Date as requested by the Domestic Borrower in accordance with the terms of Section 2.4; provided that based upon the Dollar Amount of all outstanding Revolving Credit Loans, Swingline Loans, L/C Obligations and Canadian Outstandings, (a) the aggregate principal amount of all outstanding Revolving Credit Loans (after giving effect to any amount requested) shall not exceed the Revolving Credit Commitment less the sum of all outstanding Swingline Loans, L/C Obligations and Canadian Outstandings and (b) the aggregate principal amount of all outstanding Revolving Credit Loans from any Lender to the Domestic Borrower shall not at any time exceed such Lender's Revolving Credit Commitment less such Lender's Revolving Credit Commitment Percentage of the sum of all outstanding Swingline Loans, L/C Obligations and the Canadian Outstandings; provided further that Revolving Credit Loans may be made to the Canadian Borrower as required, and only as required, by Sections 2.2, 2.5, 3.5 and 5.11. Each Revolving Credit Loan by a Lender shall be in a principal amount equal to such Lender's Revolving Credit Commitment Percentage of the aggregate principal amount of Revolving Credit Loans requested on such occasion. Subject to the terms and conditions hereof, the Domestic Borrower may borrow, repay and reborrow Revolving Credit Loans hereunder until the Revolving Credit Maturity Date.

         SECTION 2.2 Alternative Currency Loans.

         (a) Availability. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties set forth herein, the Alternative Currency Lender agrees to make Alternative Currency Loans to the applicable Borrower from time to time from the Closing Date through the Revolving Credit Maturity Date as requested by the applicable Borrower in accordance with the terms of Section 2.4; provided that, based upon the Dollar Amount of all outstanding Revolving Credit Loans, Swingline Loans, L/C Obligations and Canadian Outstandings, the aggregate principal amount of all Canadian Outstandings (after giving effect to any amount requested) shall not exceed the lesser of (i) the Revolving Credit Commitment less the sum of the aggregate principal amount of all outstanding Revolving Credit Loans less the sum of the aggregate principal amount of all outstanding Swingline Loans less the sum of the aggregate principal amount of all outstanding L/C Obligations and
(ii) the Alternative Currency Commitment. Subject to the terms and conditions hereof, the Borrowers may borrow, repay and reborrow Alternative Currency Loans hereunder until the Revolving Credit Maturity Date.

         (b) Refunding of Alternative Currency Loans.

                  (i) Upon the occurrence and during the continuance of an Event of Default, each Alternative Currency Loan may, at the discretion of the Alternative Currency Lender, be converted immediately to a Base Rate Loan funded in Dollars by the Lenders in an amount equal to the Dollar Amount of such Alternative Currency Loan; provided that the Borrowers shall pay to the Alternative Currency Lender any and all costs, fees and other expenses incurred by the Alternative Currency Lender in effecting such conversion. Such Base Rate Loan shall thereafter be reflected as a Revolving Credit Loan of the Lenders on the books and records of the Administrative Agent. Each Lender shall fund its respective Revolving Credit Commitment Percentage of such Base Rate Loan as required to repay Alternative Currency Loans outstanding to the Alternative Currency Lender upon such demand by the Alternative Currency Lender in no event later than 2:00 p.m. (Chicago time) on the next succeeding Business Day after such demand is made. No Lender's obligation to fund its respective Revolving Credit Commitment Percentage of any Base Rate Loan required to repay such Alternative Currency Loan shall be affected by any other Lender's failure to fund its Revolving Credit Commitment Percentage of such Base Rate Loan, nor shall any Lender's Revolving Credit Commitment Percentage be increased as a result of any such failure of any other Lender to fund its Revolving Credit Commitment Percentage of such Base Rate Loan.

                  (ii) The Borrowers shall pay to the Alternative Currency Lender, for the account of the Alternative Currency Lender, on demand the amount of such Alternative Currency Loans to the extent that the Lenders fail to refund in full the outstanding Alternative Currency Loans requested or required to be refunded. In addition, the Borrowers hereby authorize the Administrative Agent to charge any account maintained by any Borrower with the Alternative Currency Lender (up to the amount available therein) in order to immediately pay the Alternative Currency Lender the amount of such Alternative Currency Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Alternative Currency Loans requested or required to be refunded. If any portion of any such amount paid to the Alternative Currency Lender shall be recovered by or on behalf of the Borrowers from the Alternative Currency Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in accordance with their respective Commitment Percentages.

                  (iii) Each Lender acknowledges and agrees that its obligation to refund Alternative Currency Loans in accordance with the terms of this
Section 2.2 is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Article VI; provided, that if prior to the refunding of any outstanding Alternative Currency Loans pursuant to this Section 2.2, one of the events described in Section 13.1(j) or (k) shall have occurred, each Lender will, on the date the applicable Revolving Credit Loan would have been made to refund such Alternative Currency Loans, purchase an undivided participating interest in such Alternative Currency Loans in an amount equal to its Revolving Credit Commitment Percentage of the aggregate amount of such Alternative Currency Loans. Each Lender will immediately transfer to the Administrative Agent, for the account of the Alternative Currency Lender, in immediately available funds in Dollars, the amount of its participation. Whenever, at any time after the Alternative Currency Lender has received from any Lender such Lender's participating interest in the refunded Alternative Currency Loans, the Alternative Currency Lender receives any payment on account thereof, the Alternative Currency Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded).

                  (iv) In the event that any Lender fails to make payment to the Alternative Currency Lender of any amount due under this Section 2.2, the Administrative Agent, on behalf of the Alternative Currency Lender, shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Alternative Currency Lender receives such payment from such Lender or such obligation is otherwise fully satisfied. In addition to the foregoing, if for any reason any Lender fails to make payment to the Alternative Currency Lender of any amount due under this Section 2.2, such Lender shall be deemed, at the option of the Administrative Agent, to have unconditionally and irrevocably purchased from the Alternative Currency Lender, without recourse or warranty, an undivided interest and participation in the applicable Alternative Currency Loan, and such interest and participation may be recovered from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand and ending on the date such amount is received.

         SECTION 2.3 Swingline Loans.

         (a) Availability. Subject to the terms and conditions of this Agreement, the Swingline Lender agrees to make Swingline Loans to the Domestic Borrower from time to time from the Closing Date through, but not including, the Swingline Termination Date; provided that (i) all Swingline Loans shall be denominated in Dollars and (ii) based upon the Dollar Amount of all outstanding Revolving Credit Loans, Swingline Loans, L/C Obligations and Canadian Outstandings, the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested), shall not exceed the lesser of
(A) the Revolving Credit Commitment less the sum of all outstanding Revolving Credit Loans, L/C Obligations and Canadian Outstandings and (B) the Swingline Commitment.

         (b) Refunding.

                  (i) Swingline Loans shall be refunded by the Lenders on demand by the Swingline Lender. Such refundings shall be made by the Lenders in accordance with their respective Revolving Credit Commitment Percentages and shall thereafter be reflected as Revolving Credit Loans of the Lenders on the books and records of the Administrative Agent. Each Lender shall fund its respective Revolving Credit Commitment Percentage of Revolving Credit Loans as required to repay Swingline Loans outstanding to the Swingline Lender upon demand by the Swingline Lender but in no event later than 12:00 noon (Chicago time) on the day such demand is made. No Lender's obligation to fund its respective Revolving Credit Commitment Percentage of a Swingline Loan shall be affected by any other Lender's failure to fund its Revolving Credit Commitment Percentage of a Swingline Loan, nor shall any Lender's Revolving Credit Commitment Percentage be increased as a result of any such failure of any other Lender to fund its Revolving Credit Commitment Percentage of a Swingline Loan.

                  (ii) The Domestic Borrower shall pay to the Swingline Lender on demand, but in any case, before the seventh (7th) Business Day after the date such Swingline Loan was made, the amount of such Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. In addition, the Domestic Borrower hereby authorizes the Administrative Agent to charge any account maintained by the Domestic Borrower with the Swingline Lender (up to the amount available therein) in order to immediately pay the Swingline Lender the amount of such Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of the Domestic Borrower from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in accordance with their respective Revolving Credit Commitment Percentages (unless the amounts so recovered by or on behalf of the Domestic Borrower pertain to a Swingline Loan extended after the occurrence and during the continuance of an Event of Default of which the Administrative Agent has received notice in the manner required pursuant to Section 14.9 and which such Event of Default has not been waived by the Required Lenders or the Lenders, as applicable).

                  (iii) Each Lender acknowledges and agrees that its obligation to refund Swingline Loans in accordance with the terms of this Section 2.3 is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Article VI. Further, each Lender agrees and acknowledges that if prior to the refunding of any outstanding Swingline Loans pursuant to this
Section 2.3, one of the events described in Section 13.1(j) or (k) shall have occurred, each Lender will, on the date the applicable Revolving Credit Loan would have been made, purchase an undivided participating interest in the Swingline Loan to be refunded in an amount equal to its Revolving Credit Commitment Percentage of the aggregate amount of such Swingline Loan. Each Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation. Whenever, at any time after the Swingline Lender has received from any Lender such Lender's participating interest in a Swingline Loan, the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded).

                  (iv) In the event that any Lender fails to make payment to the Swingline Lender of any amount due under this Section 2.3, the Administrative Agent, on behalf of the Swingline Lender, shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Swingline Lender receives such payment from such Lender or such obligation is otherwise fully satisfied. In addition to the foregoing, if for any reason any Lender fails to make payment to the Swingline Lender of any amount due under this Section 2.3, such Lender shall be deemed, at the option of the Administrative Agent, to have unconditionally and irrevocably purchased from the Swingline Lender, without recourse or warranty, an undivided interest and participation in the applicable Swingline Loan, and such interest and participation may be recovered from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand and ending on the date such amount is received.

         SECTION 2.4 Procedure for Advances of Revolving Credit Loans, Alternative Currency Loans and Swingline Loans.

         (a) Requests for Borrowing. The Domestic Borrower, on behalf of itself or the Canadian Borrower, as applicable, shall give the Administrative Agent irrevocable prior written notice in the form attached hereto as Exhibit B (a "Notice of Borrowing") not later than (i) 10:00 a.m. (Chicago time) on the same Business Day as each Base Rate Loan (other than Swingline Loans) and each Quoted Swingline Rate Loan, (ii) 12:00 noon (Chicago time) on the same Business Day as each Swingline Loan (other than Quoted Swingline Rate Loans), (iii) 10:00 a.m. (Chicago time) at least three (3) Business Days before each LIBOR Rate Loan,
(iv) 12:00 noon (the time of the Administrative Agent's Correspondent) at least three (3) Canadian Business Days before each Canadian BA Borrowing, of its intention to borrow, and (v) 12:00 noon (the time of the Administrative Agent's Correspondent) at least one (1) Canadian Business Day before each Canadian Base Rate Loan, of its intention to borrow, specifying:

                  (A) the date of such borrowing, which shall be (1) a Business Day for Revolving Credit Loans and Swingline Loans or (2) a Canadian Business Day for Alternative Currency Loans,

                  (B) whether such Loan is to be a Revolving Credit Loan, an Alternative Currency Loan or a Swingline Loan,

                  (C) if such Loan is a Revolving Credit Loan, whether such Revolving Credit Loan shall be a LIBOR Rate Loan or a Base Rate Loan,

                  (D) if such Loan is a Swingline Loan, whether such Swingline Loan shall be a Quoted Swingline Rate Loan or a Base Rate Loan,

                  (E) if such Loan is an Alternative Currency Loan, whether such Alternative Currency Loan shall be a Canadian Base Rate Loan or a Canadian BA Borrowing,

                  (F) the amount of such borrowing, which shall be in an amount equal to the amount of the Revolving Credit Commitment or the Alternative Currency Commitment, as applicable, then available to the applicable Borrower, or if less, (1) with respect to Base Rate Loans (other than Swingline Loans), in an aggregate principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof, (2) with respect to LIBOR Rate Loans, in an aggregate principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof, (3) with respect to Canadian Base Rate Loans, in an aggregate principal amount of C$500,000 or a whole multiple of C$100,000 in excess thereof, (4) with respect to Canadian BA Borrowings, in an aggregate principal amount of C$1,500,000 or a whole multiple of C$500,000 in excess thereof and (5) with respect to Swingline Loans, in an aggregate principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof,

                  (G) in the case of a LIBOR Rate Loan, the duration of the Interest Period applicable thereto, and

                  (H) in the case of a Canadian BA Borrowing, the date and amount of Acceptances and the Canadian Interest Period applicable thereto,

A Notice of Borrowing received after the times set forth above for such Revolving Credit Loan, Alternative Currency Loan or Swingline Loan shall be deemed received on the next Business Day or Canadian Business Day, as applicable. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing.

         (b) Disbursement of Revolving Credit Loans and Swingline Loans. (i) Not later than 12:00 noon (Chicago time) on the proposed borrowing date for any Revolving Credit Loan, each Lender will make available to the Administrative Agent, for the account of the Domestic Borrower, at the office of the Administrative Agent in Dollars in funds immediately available to the Administrative Agent, such Lender's Revolving Credit Commitment Percentage of the Revolving Credit Loan to be made on such borrowing date and (ii) not later than 2:00 p.m. (Chicago time) on the proposed borrowing date for any Swingline Loan, the Swingline Lender will make available to the Administrative Agent, for the account of the Domestic Borrower, at the office of the Administrative Agent in Dollars in funds immediately available to the Administrative Agent, the Swingline Loan to be made on such borrowing date. The Domestic Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section 2.4 in immediately available funds by crediting such proceeds to the deposit account of the Domestic Borrower at the Administrative Agent identified in the most recent notice substantially in the form of Exhibit C hereto (a "Notice of Account Designation") delivered by the Domestic Borrower, on behalf of itself and the Canadian Borrower, to the Administrative Agent or as may be otherwise agreed upon by the Domestic Borrower and the Administrative Agent from time to time. Subject to Section 5.8, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Revolving Credit Loan requested pursuant to this Section 2.4 to the extent that any Lender has not made available to the Administrative Agent its Revolving Credit Commitment Percentage of such Revolving Credit Loan. Revolving Credit Loans to be made for the purpose of refunding Swingline Loans shall be made by the Lenders as provided in Section 2.3(b). Revolving Credit Loans to be made for the purpose of refunding Alternative Currency Loans shall be made by the Lenders as provided in Section 2.2(b).

         (c) Disbursement of Alternative Currency Loans.

                  (i) Canadian Base Rate Loans. Not later than 12:00 noon (the time of the Administrative Agent's Correspondent) on or before the proposed borrowing date for any Canadian Base Rate Loan, the Alternative Currency Lender will make available to the Administrative Agent, for the account of the applicable Borrower, at the office of the Administrative Agent's Correspondent in the requested Alternative Currency in funds immediately available to the Administrative Agent, the Canadian Base Rate Loan to be made on such borrowing date. The Borrowers hereby irrevocably authorize the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this
         Section 2.4 in immediately available funds by crediting such proceeds to the deposit account of the applicable Borrower at the Administrative Agent's Correspondent identified in the most recent Notice of Account Designation delivered by the Domestic

         Borrower, on behalf of itself the Canadian Borrower, to the Administrative Agent or as may be otherwise agreed upon by the Borrowers and the Administrative Agent from time to time.

                  (ii) Canadian BA Borrowings. Canadian BA Borrowings shall be made pursuant to the terms of Section 2.5.

         SECTION 2.5 Bankers' Acceptances. Subject to the terms and conditions of this Agreement (including, without limitation, Section 2.2), Acceptances shall be created, purchased and repaid in accordance with the following:

         (a) Drafts. To enable the Alternative Currency Lender to extend Canadian BA Borrowings in the manner specified in this Section 2.5, the Domestic Borrower, on behalf of itself or the Canadian Borrower, as applicable, shall supply the Alternative Currency Lender with such number of Drafts as the Domestic Borrower, on behalf of itself or the Canadian Borrower, as applicable, may reasonably request, duly endorsed and executed by the Domestic Borrower, on behalf of itself or the Canadian Borrower, as applicable, by any one or more of its officers. The Alternative Currency Lender shall exercise such care in the custody and safekeeping of Drafts as it would exercise in the custody and safekeeping of similar property owned by it. The Alternative Currency Lender, upon request of the Domestic Borrower, on behalf of itself or the Canadian Borrower, as applicable, will promptly advise the Domestic Borrower of the number and designations, if any, of the uncompleted Drafts then held by it. The signatures of such officers may be mechanically reproduced in facsimile and Drafts and Acceptances bearing such facsimile signatures shall be binding upon the Domestic Borrower or the Canadian Borrower, as applicable, as if they had been manually signed by such officers. Notwithstanding that any of the individuals whose manual or facsimile signatures appear on any draft as one of such officers may no longer hold office as of the date thereof or as of the date of acceptance of a Draft by the Alternative Currency Lender or at any time hereafter, any Draft so signed shall be valid and binding on the Domestic Borrower or the Canadian Borrower, as applicable,.

         (b) Form of Drafts. Drafts tendered by the Domestic Borrower, on behalf of itself or the Canadian Borrower, as applicable, for acceptance by the Alternative Currency Lender shall be in the form provided by the Alternative Currency Lender to the Domestic Borrower or the Canadian Borrower, as applicable, and shall (i) be dated the date of the Canadian BA Borrowing and
(ii) mature and be payable by the Domestic Borrower or the Canadian Borrower, as applicable, on the last day of the Canadian Interest Period designated by the Domestic Borrower, on behalf of itself or the Canadian Borrower, as applicable, with respect to such Drafts. The Domestic Borrower and the Canadian Borrower hereby renounce, and shall not claim, any days of grace for payment of any Acceptances.

         (c) Procedures on Borrowing Date. Not later than 12:00 noon (the time of the Administrative Agent's Correspondent) on the Canadian Business Day on which any Canadian BA Borrowing is to be made, the Alternative Currency Lender shall (i) complete one or more Drafts dated as of such date, in an aggregate amount of the requested Canadian BA Borrowing, (ii) stamp such Drafts as accepted by the Alternative Currency Lender and (iii) provide for the discounting of such Acceptances in accordance with this Section 2.5.

         (d) Acceptance Fee. On the proposed date on which any Canadian BA Borrowing is to be made, the Domestic Borrower or the Canadian Borrower, as applicable, shall pay to the Alternative Currency Lender, for its own account, a stamping fee computed at an annual rate on the basis of (i) the Applicable Margin times (ii) the face amount of the Draft being accepted and (iii) the term thereof (the "Acceptance Fee"); provided, however, that if an Event of Default has occurred and is continuing, (x) with respect to currently outstanding Acceptances, the Domestic Borrower or the Canadian Borrower, as applicable, shall pay to the Alternative Currency Lender, for its own account, an additional stamping fee for the unexpired term of such Acceptances computed at a rate of two percent (2%) per annum of the face amount of such Acceptances and (y) with respect to new Acceptances created thereafter, the Acceptance Fee shall be increased by two percent (2%).

         (e) BA Purchase Price. On the proposed date on which any Canadian BA Borrowing is to be made, the Alternative Currency Lender shall deliver to the Administrative Agent the applicable BA Purchase Price for the Acceptances created in accordance with notices received from the Administrative Agent under
Section 2.4 or Section 5.2. Acceptances purchased by the Alternative Currency Lender may be held by it for its own account until maturity or sold by it at any time prior thereto in any relevant market, in the Alternative Currency Lender's sole discretion.

         (f) Maturity Date for Acceptances. The Domestic Borrower or the Canadian Borrower, as applicable, shall pay to the Administrative Agent, and there shall become due and payable, at 12:00 noon (the time of the Administrative Agent's Correspondent), on the maturity date of each Acceptance, an amount in Canadian Dollars in immediately available funds equal to the face amount of such Acceptance so maturing. The Domestic Borrower or the Canadian Borrower, as applicable, shall make each payment of a maturing Acceptance by deposit of the required funds to the Administrative Agent or by requesting the Administrative Agent to debit the demand deposit account of the Domestic Borrower or the Canadian Borrower, as applicable, for the amount of such funds. If the Domestic Borrower or the Canadian Borrower, as applicable, fails to pay the face amount of any Acceptance when and as the same shall become due, or cause the creation and discounting of new Acceptances pursuant to Section 5.2, the unpaid amount thereof shall automatically be converted to a Canadian Base Rate Loan in accordance with Section 5.2, with the proceeds of such Canadian Base Rate Loan being used to pay in full each maturing Acceptance.

         (g) Setting and Notice of BA Purchase Price. The applicable BA Purchase Price for each Canadian Interest Period shall be determined by the Administrative Agent between the opening of business and 12:00 noon (the time of the Administrative Agent's Correspondent) on the first Canadian Business Day of such Canadian Interest Period, whereupon notice thereof (which may be by telephone) shall be given by the Administrative Agent to the Domestic Borrower or the Canadian Borrower, as applicable, and to the Alternative Currency Lender. Each such determination of the applicable BA Purchase Price shall be conclusive and binding upon the parties hereto, in the absence of manifest error. The Administrative Agent, upon written request of the Domestic Borrower, on behalf itself or the Canadian Borrower, as applicable, or the Alternative Currency Lender, shall deliver to the Domestic Borrower or the Canadian Borrower, as applicable, or the Alternative Currency Lender a statement showing the computations used by the Administrative Agent in determining the applicable BA Purchase Price hereunder.

         (h) Restrictions on Conversion From Acceptances to Canadian Base Rate Loans. If at any time the annual interest rate which would be applicable to a Canadian Base Rate Loan is less than the annual effective interest rate on Acceptances (determined by applying the applicable Discount and Acceptance Fees to a Canadian BA Borrowing) (herein the "Pricing Differential"), the Administrative Agent, in its discretion, by notice in writing to the Domestic Borrower, on behalf of itself or the Canadian Borrower, as applicable, may require, and if the Pricing Differential equals or exceeds one percent (1%), the Administrative Agent shall require, that the Domestic Borrower or the Canadian Borrower, as applicable, cause all or a portion of maturing Acceptances to be replaced with new Acceptances created and discounted in accordance with this
Section 2.5.

         SECTION 2.6 Repayment of Loans.

         (a) Repayment on the Revolving Credit Maturity Date. The Borrowers shall repay the outstanding principal amount of (i) all Revolving Credit Loans in full in Dollars on the Revolving Credit Maturity Date, (ii) all Alternative Currency Loans in full in the Alternative Currency in which each Alternative Currency Loan was initially funded on the Revolving Credit Maturity Date and
(iii) all Swingline Loans in accordance with Section 2.3(b) or, if earlier, on the Revolving Credit Maturity Date, together, in each case, with all accrued but unpaid interest thereon.

         (b) Mandatory Repayment of Revolving Credit Loans.

                  (i) Revolving Credit Commitment. If at any time (as determined by the Administrative Agent under Section 2.6(b)(v)), based upon the Dollar Amount of all outstanding Revolving Credit Loans, Swingline Loans, L/C Obligations and Canadian Outstandings, for any reason, the outstanding principal amount of all Revolving Credit Loans exceeds the Revolving Credit Commitment less the sum of all outstanding Swingline Loans, L/C Obligations and Canadian Outstandings, then, in each such case, the Borrowers shall (A) first, with respect to the Domestic Borrower, if (and to the extent) necessary to eliminate such excess, immediately repay outstanding Swingline Loans (and/or reduce any pending request for Swingline Loans on such day by the Dollar Amount of such excess), (B) second, with respect to the Domestic Borrower, if (and to the extent) necessary to eliminate such excess, immediately repay outstanding Revolving Credit Loans which are Base Rate Loans by the amount of such excess (and/or reduce any pending request for Revolving Credit Loans on such day by the amount of such excess), (C) third, with respect to any Borrower, if (and to the extent) necessary to eliminate such excess, immediately repay Revolving Credit Loans which are LIBOR Rate Loans and Alternative Currency Loans (and/or reduce any pending requests for a borrowing or continuation or conversion of Revolving Credit Loans or Alternative Currency Loans submitted in respect of Revolving Credit Loans or Alternative Currency Loans on such day by the Dollar Amount of such excess) and (D) fourth, with respect to any Letters of Credit then outstanding, make a payment of cash collateral into a cash collateral account opened by the Administrative Agent, for the benefit of the Agents and the Lenders, in an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit (such cash collateral to be applied in accordance with Section 13.2(b)).

                  (ii) Alternative Currency Commitment. If at any time (as determined by the Administrative Agent under Section 2.6(b)(v)), based upon the Dollar Amount of all outstanding Revolving Credit Loans, Swingline Loans, L/C Obligations and Canadian Outstandings, and for any reason, the outstanding principal amount of all Canadian Outstandings exceeds the lesser of (A) the Revolving Credit Commitment less the sum of all outstanding Revolving Credit Loans, Swingline Loans and L/C Obligations and (B) the Alternative Currency Commitment, then, in each such case, such excess shall be immediately repaid, in the Alternative Currency in which such Alternative Currency Loan or Alternative Currency Loans were initially funded, by the Borrowers to the Administrative Agent for the account of the Lenders.

                  (iii) Swingline Commitment. If at any time (as determined by the Administrative Agent under Section 2.6(b)(v)), based upon the Dollar Amount of all outstanding Revolving Credit Loans, Swingline Loans, L/C Obligations and Canadian Outstandings, and for any reason, the outstanding principal amount of all Swingline Loans exceeds the lesser of (A) the Revolving Credit Commitment less the sum of all outstanding Revolving Credit Loans, L/C Obligations and Canadian Outstandings and (B) the Swingline Commitment, then, in each such case, such excess shall be immediately repaid by the Domestic Borrower to the Administrative Agent for the account of the Lenders.

                  (iv) Excess L/C Obligations. If at any time (as determined by the Administrative Agent under Section 2.6(b)(v)), and for any reason, the outstanding amount of all L/C Obligations exceeds the lesser of (A) the Revolving Credit Commitment less the sum of the Dollar Amount of all outstanding Revolving Credit Loans, Swingline Loans and Canadian Outstandings and (B) the L/C Commitment, then, in each such case, the Domestic Borrower shall make a payment of cash collateral into a cash collateral account opened by the Administrative Agent, for the benefit of the Agents and the Lenders, in an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit (such cash collateral to be applied in accordance with Section 13.2(b)).

                  (v) Compliance and Payments. The Borrowers' compliance with this Section 2.6(b) shall be tested from time to time by the Administrative Agent at its sole discretion, but in any event shall be tested on (A) the date on which any Borrower requests that the applicable Lenders make a Revolving Credit Loan, Alternative Currency Loan or Swingline Loan or the Issuing Lender issue a Letter of Credit under Section 6.3 and (B) the date an interest payment is due under Section 5.1(e). Each such repayment pursuant to this Section 2.6(b) shall be accompanied by any amount required to be paid pursuant to Section 5.12.

         (c) Optional Repayments. The Borrowers may at any time and from time to time repay the Revolving Credit Loans, Swingline Loans and Alternative Currency Loans, in whole or in part, (i) upon at least four (4) Business Days' irrevocable notice to the Administrative Agent with respect to Alternative Currency Loans, (ii) upon at least three (3) Business Days' irrevocable notice to the Administrative Agent with respect to LIBOR Rate Loans, (iii) upon one (1) Business Day irrevocable notice with respect to Base Rate Loans (other than Swingline

Loans) and Quoted Swingline Rate Loans, and (iv) by 11:00 a.m. (Chicago time) on the same Business Day irrevocable notice with respect to Swingline Loans (other than Quoted Swingline Rate Loans), in the form attached hereto as Exhibit D (a "Notice of Prepayment"), specifying (A) the date of repayment, (B) the amount of repayment, (C) whether the repayment is of Revolving Credit Loans, Swingline Loans, Alternative Currency Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each and (D) whether the repayment is of LIBOR Rate Loans, Base Rate Loans, Quoted Swingline Loans, Canadian Base Rate Loans, Canadian BA Borrowings or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of (i) $3,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to Base Rate Loans (other than Swingline Loans), (ii) $3,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to LIBOR Rate Loans, (iii) $1,000,000 or a whole multiple of $100,000 in excess thereof with respect to Swingline Loans, (iv) C$500,000 or a whole multiple of C$100,000 in excess thereof with respect to Canadian Base Rate Loans and (v) C$1,500,000 or a whole multiple of C$500,000 in excess thereof with respect to Canadian BA Borrowings. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 5.12.

         (d) Repayment of Excess Proceeds. In the event proceeds ("Excess Proceeds") remain after the prepayment of Term Loans pursuant to Section 4.4(b), the amount of such Excess Proceeds shall be used on the date of the required prepayment under Section 4.4(b) to prepay the outstanding principal amount of the Revolving Credit Loans without a corresponding reduction of the Revolving Credit Commitment.

         (e) Limitation on Repayment of LIBOR Rate Loans and Alternative Currency Loans. The Borrowers may not repay any LIBOR Rate Loan or any Alternative Currency Loan on any day other than on the last day of the Interest Period or the Canadian Interest Period, if any, applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section 5.12.

         (f) Payment of Interest and Other Expenses. Each repayment pursuant to this Section 2.6 shall be accompanied by accrued interest on the amount repaid.

         (g) Hedging Agreements. No repayment or prepayment pursuant to this
Section 2.6 shall affect any obligations of any Borrower under any Hedging Agreement.

         SECTION 2.7 Permanent Reduction of the Revolving Credit Commitment and the Alternative Currency Commitment.

         (a) Voluntary Reduction. The Domestic Borrower, on behalf of itself and the Canadian Borrower, shall have the right at any time and from time to time, upon at least five (5) Business Days prior written notice to the Administrative Agent, to permanently reduce, without premium or penalty, (i) the entire Revolving Credit Commitment at any time or (ii) portions of the Revolving Credit Commitment, from time to time, in an aggregate principal amount not less than $3,000,000 or any whole multiple of $1,000,000 in excess thereof; provided that in no event shall the Revolving Credit Commitment be reduced to an amount less than the face amount of all Letters of Credit then outstanding.

         (b) Payments. Each permanent reduction permitted or required pursuant to this Section 2.7 shall be accompanied by a payment of principal sufficient to reduce (i) the aggregate Dollar Amount of all outstanding Revolving Credit Loans, Swingline Loans, L/C Obligations and Canadian Outstandings, as applicable, after such reduction to the Revolving Credit Commitment as so reduced and (ii) to the extent that the Alternative Currency Commitment is reduced, the aggregate Dollar Amount of all outstanding Alternative Currency Loans to the Alternate Currency Commitment as so reduced. If the Revolving Credit Commitment as so reduced is less than the aggregate amount of all outstanding Letters of Credit, the Borrowers shall be required to deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Any reduction of the Revolving Credit Commitment to zero shall be accompanied by payment of all outstanding Revolving Credit Loans, Alternative Currency Loans and Swingline Loans (and furnishing of cash collateral satisfactory to the Administrative Agent for all L/C Obligations) and shall result in the termination of the Revolving Credit Commitment, the Alternative Currency Commitment and the Swingline Commitment and the Revolving Credit Facility. Such cash collateral shall be applied in accordance with Section 13.2(b). If the reduction of the Revolving Credit Commitment or the Alternative Currency Commitment, as applicable, requires the repayment of any LIBOR Rate Loan or any Alternative Currency Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 5.12.

         SECTION 2.8 Termination of Credit Facility. The Revolving Credit Facility shall terminate on the earliest of (a) July 2, 2007, (b) the date of termination by the Domestic Borrower, on behalf of itself and the Canadian Borrower, pursuant to Section 2.7 and the repayment of all of the Obligations, and (c) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 13.2(a).

         SECTION 2.9 Increase of Revolving Credit Commitment. So long as no Default or Event of Default shall have occurred and be continuing, at any time prior to the Revolving Credit Maturity Date, the Domestic Borrower, on behalf of itself and the Canadian Borrower, shall have the right from time to time upon not less than thirty (30) days' prior written notice to the Agents to increase the Revolving Credit Commitment; provided that (i) no Lender shall have any obligation to increase its Revolving Credit Commitment, (ii) the Domestic Borrower shall only be permitted to request such an increase on three (3) separate occasions, (iii) each such requested increase shall be in a minimum principal amount of $10,000,000, (iv) in no event shall the Revolving Credit Commitment be increased to an aggregate amount greater than $300,000,000 and (v) the Borrowers and an existing Lender or a Person not theretofore a Lender, as applicable, shall execute a Lender Addition and Acknowledgement Agreement, which shall be acknowledged by the Agents and each Material Subsidiary and shall be in form and substance reasonably satisfactory to the Agents; provided further that:

         (a) Any increase in the Revolving Credit Commitment which is accomplished by increasing the Revolving Credit Commitment of any Lender or Lenders who are at the time of such increase party to this Agreement (which Lender or Lenders shall consent to such increase in their sole and absolute discretion) shall be accomplished as follows: (i) this Agreement will be amended by the Borrowers, the Agents and those Lender(s) whose Commitment(s) is or are being increased (but without any requirement that the consent of any other Lenders be obtained) to reflect the revised Revolving Credit Commitment amounts of each of the Lenders, (ii) the Administrative Agent will deliver an updated Schedule 1.1(a) to the Borrowers, the Issuing Lender and each of the Lenders reflecting the revised Revolving Credit Commitment amount and Revolving Credit Commitment Percentage of each of the Lenders, (iii) the outstanding Revolving Credit Loans and Revolving Credit Commitment Percentages of L/C Obligations will be reallocated on the effective date of such increase among the Lenders in accordance with their revised Revolving Credit Commitment Percentages (and the Lenders agree to make all payments and adjustments necessary to effect the reallocation and the Borrowers shall pay any and all costs required pursuant to Section 5.12 in connection with such reallocation as if such reallocation were a repayment) and (iv) if requested, the Borrowers will deliver new Revolving Credit Note(s) to the Lender or Lenders whose Commitment(s) is or are being increased reflecting the revised Revolving Credit Commitment amount of such Lender(s);

         (b) Any increase in the Revolving Credit Commitment which is accomplished by addition of a new Lender under this Agreement shall be accomplished as follows: (i) such new Lender shall be subject to the consent of the Agents and the Domestic Borrower, on behalf of itself and the Canadian Borrower, which consent shall not be unreasonably withheld, (ii) this Agreement will be amended by the Borrowers, the Agents and such new Lender (but without any requirement that the consent of any other Lenders be obtained) to reflect the addition of such new Lender as a Lender hereunder, (iii) the Administrative Agent will deliver an updated Schedule 1.1(a) to the Borrowers, the Issuing Lender and each of the Lenders reflecting the revised Revolving Credit Commitment amounts and Revolving Credit Commitment Percentages of each of the Lenders, (iv) the outstanding Revolving Credit Loans and Revolving Credit Commitment Percentages of L/C Obligations will be reallocated on the effective date of such increase among the Lenders in accordance with their revised Revolving Credit Commitment Percentages (and the Lenders agree to make all payments and adjustments necessary to effect the reallocation and the Borrowers shall pay any and all costs required pursuant to Section 5.12 in connection with such reallocation as if such reallocation were a repayment) and (v) if requested the Borrowers will deliver a Revolving Credit Note to such new Lender; and

         (c) Notwithstanding anything to the contrary contained in this Agreement, upon any voluntary reduction of the Revolving Credit Commitment pursuant to Section 2.7(a), the Domestic Borrower shall no longer have the option to request an increase in the Revolving Credit Commitment pursuant to this Section 2.9.


                                   ARTICLE III

                            LETTER OF CREDIT FACILITY

         SECTION 3.1 L/C Commitment. Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue standby Letters of Credit for the account of any Borrower on any Business Day from the Closing Date to, but not including, the Revolving Credit Maturity Date in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, based upon the Dollar Amount of all outstanding Revolving Credit Loans, Swingline Loans, L/C Obligations and Canadian Outstandings, (a) the L/C Obligations would exceed the L/C Commitment or (b) the aggregate principal amount of outstanding Revolving Credit Loans, plus the aggregate principal amount of outstanding Swingline Loans, plus the aggregate amount of Canadian Outstandings, plus the aggregate amount of L/C Obligations would exceed the Revolving Credit Commitment. Each Letter of Credit shall (i) be denominated in a Permitted Currency in a minimum amount of $100,000 (or the Alternative Currency Amount thereof with respect to any Letter of Credit denominated in an Alternative Currency) unless otherwise agreed by the Issuing Lender with respect to replacement Letters of Credit for the Existing Letters of Credit, (ii) be a standby letter of credit issued to support obligations of the applicable Borrower or any of its Subsidiaries, contingent or otherwise, incurred in the ordinary course of business, (iii) expire on a date satisfactory to the Issuing Lender, which date shall be no later than the earlier of (A) one year after its date of issuance and (B) the fifth (5th) Business Day prior to the Revolving Credit Maturity Date and (iv) be subject to the Uniform Customs and/or ISP98 or as otherwise determined by the Issuing Lender, and, to the extent not inconsistent therewith, the laws of the State of North Carolina. The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any Applicable Law. References herein to "issue" and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any existing Letters of Credit, unless the context otherwise requires. The Existing Letters of Credit shall be deemed to be Letters of Credit issued and outstanding under this Agreement on and after the Closing Date.

         SECTION 3.2 Procedure for Issuance of Letters of Credit. The Domestic Borrower, on behalf of itself or the Canadian Borrower, may from time to time request that the Issuing Lender issue a Letter of Credit by giving written notice to the Administrative Agent and the Issuing Lender prior to 10:00 a.m. (Chicago time) at least five (5) Business Days prior to the proposed date of issuance, specifying the beneficiary, the proposed date of issuance and the expiry date of such Letter of Credit and describing the proposed terms of such Letter of Credit (including the Permitted Currency in which such Letter of Credit shall be denominated) and the nature of the transactions proposed to be supported thereby, together with an application/reimbursement agreement and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any such notice, the Issuing Lender shall process such notice and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1 and Article VI, promptly issue the Letter of Credit requested thereby by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Domestic Borrower, on behalf of itself or the Canadian Borrower. The Issuing Lender shall promptly furnish to the Domestic Borrower, on behalf of itself or the Canadian Borrower, a copy of such Letter of Credit and promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Lender, of the issuance of such Letter of Credit and, upon request by any Lender, the Issuing Lender shall furnish to such Lender a copy of such Letter of Credit and the amount of such Lender's participation therein.

         SECTION 3.3 Commissions, Fees and Other Charges.

         (a) The applicable Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit in an amount equal to the undrawn amount of such Letter of Credit multiplied by the Applicable Margin with respect to Revolving Credit Loans that are LIBOR Rate Loans (determined on a per annum basis). Such letter of credit commission shall be payable quarterly in arrears on the last Business Day of each calendar quarter and on the Revolving Credit Maturity Date. The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all letter of credit commissions received pursuant to this Section 3.3(a) in accordance with their respective Revolving Credit Commitment Percentages.

         (b) In addition to the foregoing commission, the applicable Borrower shall pay the Issuing Lender an issuance fee with respect to each Letter of Credit in an amount equal to the face amount of such Letter of Credit multiplied by one eighth of one percent (0.125%) per annum. Such issuance fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter and on the Revolving Credit Maturity Date.

         (c) In addition to the foregoing fees and commissions, the applicable Borrower shall pay or reimburse the Issuing Lender for such normal and customary documentary and processing charges, costs and expenses as are reasonably incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

         (d) The commissions, fees, charges, costs and expenses payable pursuant to this Section 3.3 shall be payable in the Permitted Currency in which the applicable Letter of Credit is denominated.

         SECTION 3.4 L/C Participations.

         (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Commitment Percentage in the Issuing Lender's obligations and rights under and in respect of each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the applicable Borrower through a Revolving Credit Loan or otherwise in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender in the applicable Permitted Currency upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

         (b) Upon becoming aware of any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit, the Issuing Lender shall notify the Administrative Agent and the Administrative Agent shall promptly notify each L/C Participant of the amount and due date of such required payment and such L/C Participant shall pay to the Issuing Lender in the applicable Permitted Currency the amount specified on the applicable due date. If any such amount is paid to the Issuing Lender after the date such payment is due, such L/C Participant shall pay to the Issuing Lender in the applicable Permitted Currency on demand, in addition to such amount, interest on the foregoing amount to be reimbursed by such L/C Participant, for each day from the date of the Issuing Lender's demand for such reimbursement (or, if such demand is made after 11:00 a.m. (Chicago time) on such date, from the next succeeding Business Day) to the date on which such L/C Participant pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Rate for the first three (3) days and, thereafter, at a rate of interest equal to the rate applicable to Base Rate Loans.

         (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its Revolving Credit Commitment Percentage of such payment in accordance with this
Section 3.4, the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrowers or otherwise), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

         SECTION 3.5 Reimbursement Obligation of the Borrowers. In the event of any drawing under any Letter of Credit, the Borrowers agree to reimburse (either with the proceeds of a Revolving Credit Loan as provided for in this Section 3.5 or with funds from other sources), in same day funds, the Issuing Lender on each date on which the Issuing Lender notifies the Domestic Borrower, on behalf of itself or the Canadian Borrower, of the date and amount of a draft paid under any Letter of Credit for the amount of (a) such draft so paid and (b) any amounts referred to in Section 3.3(c) incurred by the Issuing Lender in connection with such payment. Unless the Domestic Borrower, on behalf of itself or the Canadian Borrower, shall immediately notify the Issuing Lender that the applicable Borrower intends to reimburse the Issuing Lender for such drawing from other sources or funds, the Domestic Borrower, on behalf of itself or the Canadian Borrower, shall be deemed to have timely given a Notice of Borrowing to the Administrative Agent requesting that the Lenders make a Revolving Credit Loan funded in Dollars bearing interest at the Base Rate on such date in the amount of (a) such draft so paid and (b) any amounts referred to in Section 3.3(c) incurred by the Issuing Lender in connection with such payment (including, without limitation, any and all costs, fees and other expenses incurred by the Issuing Lender in effecting the payment of any Letter of Credit denominated in an Alternative Currency), and the Lenders shall make a Revolving Credit Loan funded in Dollars bearing interest at the Base Rate in such amount, the proceeds of which shall be applied to reimburse the Issuing Lender for the amount of the related drawing and costs and expenses. Each Lender acknowledges and agrees that its obligation to fund a Revolving Credit Loan in accordance with this Section 3.5 to reimburse the Issuing Lender for any draft paid under a Letter of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Section 2.4 or Article VI. If the applicable Borrower has elected to pay the amount of such drawing with funds from other sources and shall fail to reimburse the Issuing Lender as provided above, the unreimbursed amount of such drawing shall bear interest at the rate which would be payable on any outstanding Base Rate Loans which were then overdue from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full.

         SECTION 3.6 Obligations Absolute. The Borrowers' obligations under this
Article III (including, without limitation, the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which any Borrower may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit or any other Person. The Borrowers also agree that the Issuing Lender and the L/C Participants shall not be responsible for, and the Domestic Borrowers' Reimbursement Obligation under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among any Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of any Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrowers agree that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct, shall be binding on the Borrowers and shall not result in any liability of the Issuing Lender or any L/C Participant to the Borrowers. The responsibility of the Issuing Lender to the Borrowers in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

         SECTION 3.7 Actions of the Issuing Lender. The Issuing Lender shall be entitled to rely, and shall be fully protected in relying, upon any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Issuing Lender. The Issuing Lender shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this Section 3.7, the Issuing Lender shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and any future holders of a participation in any Letter of Credit.

         SECTION 3.8 Indemnification by Borrowers. Subject to the terms of
Section 15.21, the Borrowers hereby agree to indemnify and hold harmless each Lender, the Issuing Lender and each Agent, and their respective directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which such Lender, Issuing Lender or Agent may incur (or which may be claimed against such Lender, Issuing Lender or Agent by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Letter of Credit or any actual or proposed use of any Letter of Credit, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the Issuing Lender may incur by reason of or in connection with (i) the failure of any other Lender to fulfill or comply with its obligations to the Issuing Lender hereunder (but nothing herein contained shall affect any rights the Borrowers may have against any defaulting Lender) or (ii) by reason of or on account of the Issuing Lender issuing any Letter of Credit which specifies that the term "beneficiary" included therein includes any successor by operation of law of the named beneficiary, but which Letter of Credit does not require that any drawing by any such successor beneficiary be accompanied by a copy of a legal document, satisfactory to the Issuing Lender, evidencing the appointment of such successor beneficiary; provided that the Borrowers shall not be required to indemnify any Lender, Issuing Lender or Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the Issuing Lender in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (y) the Issuing Lender's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit. Nothing in this Section 3.8 is intended to limit the obligations of the Borrowers under any other provision of this Agreement.

         SECTION 3.9 Indemnification by Lenders. Each Lender shall, ratably in accordance with its Revolving Credit Commitment Percentage, indemnify the Issuing Lender, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrowers) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct or the Issuing Lender's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of the Letter of Credit) that such indemnitees may suffer or incur in connection with Article III or any action taken or omitted by such indemnitees hereunder.

         SECTION 3.10 Rights as a Lender. In its capacity as a Lender, the Issuing Lender shall have the same rights and obligations as any other Lender.

                                   ARTICLE IV

                               TERM LOAN FACILITY

         SECTION 4.1 Term Loan. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make a Term Loan in Dollars to the Domestic Borrower on the Closing Date. The Term Loan shall be funded by each Lender in a principal amount equal to such Lender's Term Loan Percentage of the aggregate principal amount of the Term Loans made on the Closing Date, which aggregate principal amount shall equal the total Term Loan Commitment as of the Closing Date.

         SECTION 4.2 Procedure for Advance of Term Loan. The Domestic Borrower shall give the Administrative Agent an irrevocable Notice of Borrowing prior to 10:00 a.m. (Chicago time) on the Closing Date requesting that the Lenders make the Term Loan as a Base Rate Loan on such date. Upon receipt of such Notice of Borrowing from the Domestic Borrower, the Administrative Agent shall promptly notify each Lender thereof. Not later than 1:00 p.m. (Chicago time) on the Closing Date, each Lender will make available to the Administrative Agent for the account of the Domestic Borrower, at the office of the Administrative Agent in immediately available funds, the amount of such Term Loan to be made by such Lender on such borrowing date. The Domestic Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of the Term Loan in immediately available funds by crediting such proceeds to the deposit account of the Domestic Borrower maintained with the Administrative Agent.

         SECTION 4.3 Repayment of Term Loan. The Domestic Borrower shall repay the aggregate outstanding principal amount of the Term Loan in consecutive quarterly installments on the last Business Day of each of March, June, September and December commencing September 30, 2002 as set forth below, except as the amounts of individual installments may be adjusted pursuant to Section 4.4:

       -----------------------------------------------------------------------------------------------------
                   PAYMENT DATE                 PRINCIPAL INSTALLMENT            REMAINING PRINCIPAL
       -----------------------------------------------------------------------------------------------------
                September 30, 2002                    $1,875,000                     $73,125,000
       -----------------------------------------------------------------------------------------------------
                December 31, 2002                     $1,875,000                     $71,250,000
       -----------------------------------------------------------------------------------------------------
                  March 31, 2003                      $1,875,000                     $69,375,000
       -----------------------------------------------------------------------------------------------------
                  June 30, 2003                       $1,875,000                     $67,500,000
       -----------------------------------------------------------------------------------------------------
                September 30, 2003                    $2,812,500                     $64,687,500
       -----------------------------------------------------------------------------------------------------
                December 31, 2003                     $2,812,500                     $61,875,000
       -----------------------------------------------------------------------------------------------------
                  March 31, 2004                      $2,812,500                     $59,062,500
       -----------------------------------------------------------------------------------------------------
                  June 30, 2004                       $2,812,500                     $56,250,000
       -----------------------------------------------------------------------------------------------------
                September 30, 2004                    $3,750,000                     $52,500,000
       -----------------------------------------------------------------------------------------------------
                December 31, 2004                     $3,750,000                     $48,750,000
       -----------------------------------------------------------------------------------------------------
                  March 31, 2005                      $3,750,000                     $45,000,000
       -----------------------------------------------------------------------------------------------------
                  June 30, 2005                       $3,750,000                     $41,250,000
       -----------------------------------------------------------------------------------------------------
                September 30, 2005                    $4,687,500                     $36,562,500
       -----------------------------------------------------------------------------------------------------
                December 31, 2005                     $4,687,500                     $31,875,000
       -----------------------------------------------------------------------------------------------------
                  March 31, 2006                      $4,687,500                     $27,187,500
       -----------------------------------------------------------------------------------------------------
                  June 30, 2006                       $4,687,500                     $22,500,000
       -----------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------
                September 30, 2006                    $5,625,000                     $16,875,000
       -----------------------------------------------------------------------------------------------------
                December 31, 2006                     $5,625,000                     $11,250,000
       -----------------------------------------------------------------------------------------------------
                  March 31, 2007                      $5,625,000                     $ 5,625,000
       -----------------------------------------------------------------------------------------------------
                   July 2, 2007                       $5,625,000                     $         0
       -----------------------------------------------------------------------------------------------------

If not sooner paid, the Term Loan shall be paid in full, together with accrued interest thereon, on the Term Loan Maturity Date.

         SECTION 4.4 Prepayments of Term Loan.

         (a) Optional Prepayment of Term Loan. The Domestic Borrower shall have the right at any time and from time to time, upon delivery to the Administrative Agent of a Notice of Prepayment at least three (3) Business Days prior to any repayment, to prepay the Term Loan in whole or in part without premium or penalty except as provided in Section 5.12. Each optional prepayment of the Term Loan hereunder shall be in an aggregate principal amount of at least $5,000,000 or any whole multiple of $1,000,000 in excess thereof and shall be applied to reduce on a pro rata basis the remaining scheduled principal installments of the Term Loans pursuant to Section 4.3. Each repayment shall be accompanied by any amount required to be paid pursuant to Section 5.12.

         (b) Mandatory Prepayment of Term Loan.

                  (i) Debt Proceeds.

                           (A) The Domestic Borrower shall make mandatory
principal prepayments of the Term Loans in the manner set forth in Section 4.4(b)(v) below in amounts equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from any incurrence of Senior Debt permitted pursuant to
Section 11.1(j) or any other Senior Debt not permitted hereunder (but otherwise consented to by the Required Lenders) by the Domestic Borrower or any of its Subsidiaries; provided that such mandatory principal prepayment shall not be required if (1) the utilization of the Revolving Credit Commitment less all cash on the balance sheet of the Domestic Borrower and its Subsidiaries (excluding the proceeds of such Senior Debt) exceeds fifty percent (50%) of the Revolving Credit Commitment both before and after giving effect to such incurrence of Senior Debt, (2) no Default or Event of Default has occurred and is continuing both before and after giving effect to such incurrence of Senior Debt and (3) the Borrower shall have delivered to the Administrative Agent evidence, in form and substance satisfactory to the Administrative Agent, demonstrating pro forma compliance with each covenant contained in Articles X and XI. Such prepayment shall be made within three (3) Business Days after the date of receipt of Net Cash Proceeds of any such transaction.

                           (B) The Domestic Borrower shall make mandatory
principal prepayments of the Term Loans in the manner set forth in Section 4.4(b)(v) below in amounts equal to fifty percent (50%) of the aggregate Net Cash Proceeds from any incurrence of Subordinated Debt permitted pursuant to
Section 11.1(i) or any other Subordinated Debt not permitted hereunder (but otherwise consented to by the Required Lenders) by the Domestic Borrower or any of its Subsidiaries. Such prepayment shall be made within three (3) Business Days after the date of receipt of Net Cash Proceeds of any such transaction.

                  (ii) Equity Proceeds. The Domestic Borrower shall make mandatory principal prepayments of the Term Loans in the manner set forth in
Section 4.4(b)(v) below in amounts equal to twenty-five percent (25%) of the aggregate Net Cash Proceeds from any offering of equity securities by the Domestic Borrower or any of its Subsidiaries. Such prepayment shall be made within three (3) Business Days after the date of receipt of Net Cash Proceeds of any such transaction.

                  (iii) Asset Sale Proceeds. No later than one hundred eighty
(180) days following the receipt by the Domestic Borrower or any of its Subsidiaries, the Domestic Borrower or such Subsidiary shall make mandatory principal prepayments of the Term Loans in the manner set forth in Section 4.4(b)(v) below in amounts equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from the sale or other disposition or series of related sales or other dispositions of assets by the Domestic Borrower or any of its Subsidiaries permitted pursuant to Section 11.5(f) ("Asset Sale Proceeds"), to the extent such Asset Sales Proceeds exceed $10,000,000 during any Fiscal Year; provided that in connection with any sale, transfer or other disposition of any asset on terms whereby the asset or a substantially similar asset is or will be leased or reacquired by the Domestic Borrower or any of its Subsidiaries over a period of time in excess of three (3) years, Asset Sale Proceeds shall be applied pro rata in accordance with Section 10.6 of the Note Purchase Agreement dated as of July 20, 2000 (as in effect on the date hereof) by the Domestic Borrower providing for the issuance of $50,000,000 aggregate principal amount of its 8.40% Senior Notes due 2010; provided further that such prepayment shall not be required to the extent the amount of such Net Cash Proceeds are reinvested in comparable replacement assets within one hundred eighty (180) days of any such transaction. Notwithstanding any of the foregoing to the contrary, upon and during the continuance of a Default or an Event of Default and upon notice from the Administrative Agent, all Asset Sale Proceeds received by the Domestic Borrower or any of its Subsidiaries shall be applied to make mandatory principal prepayments of the Term Loans, such mandatory principal prepayments to be made within three (3) Business Days after the date of receipt of such Asset Sale Proceeds.

                  (iv) Insurance and Condemnation Proceeds. No later than one hundred eighty (180) days following the date of receipt by the Domestic Borrower or any of its Subsidiaries of any Net Cash Proceeds under any of the insurance policies maintained pursuant to Section 9.3 or from any condemnation proceeding (the "Insurance and Condemnation Proceeds"), to the extent that such amount has not been reinvested as of such date in similar replacement assets, the Domestic Borrower or such Subsidiary shall make mandatory principal prepayments of the Term Loans in the manner set forth in Section 4.4(b)(v) below in amounts equal to one hundred percent (100%) of the aggregate amount of such Insurance and Condemnation Proceeds received by the Domestic Borrower or such Subsidiary. Notwithstanding any of the foregoing to the contrary, upon and during the continuance of a Default or an Event of Default and upon notice from the Administrative Agent, all Insurance and Condemnation Proceeds received by the Domestic Borrower or any of its Subsidiaries shall be applied to make mandatory principal prepayments of the Term Loans, such mandatory principal prepayments to be made within three (3) Business Days after the date of receipt of such Insurance and Condemnation Proceeds.

                  (v) Notice; Manner of Payment. Upon the occurrence of any event triggering the prepayment requirement under Sections 4.4(b)(i) through and including 4.4(b)(iv), the Domestic Borrower shall promptly deliver a Notice of Prepayment to the Administrative Agent and upon receipt of such notice, the Administrative Agent shall promptly so notify the Lenders. Each prepayment under this Section 4.4(b) shall be applied as follows: first, to reduce on a pro rata basis the remaining scheduled principal installments of the Term Loans pursuant to Section 4.3 and (ii) second, to the extent of any excess, to repay the Revolving Credit Loans pursuant to Section 2.6(d).

         (c) No Reborrowings. Amounts prepaid under the Term Loan pursuant to this Section 4.4 may not be reborrowed and will constitute a permanent reduction in such Term Loan Commitment. Each prepayment shall be accompanied by any amount required to be paid pursuant to Section 5.12.


                                    ARTICLE V

                             GENERAL LOAN PROVISIONS

         SECTION 5.1 Interest.

         (a) Interest Rate Options.

                  (i) Revolving Credit Loans, Alternative Currency Loans and Term Loans. Subject to the provisions of this Section 5.1, at the election of the Domestic Borrower, on behalf of itself or the Canadian Borrower, as applicable, (i) Revolving Credit Loans and Term Loans shall bear interest at (A) the Base Rate plus the Applicable Margin as set forth in Section 5.1(c) or (B) the LIBOR Rate plus the Applicable Margin as set forth in Section 5.1(c) and
(ii) Alternative Currency Loans (A) shall bear interest at the Canadian Base Rate plus the Applicable Margin as set forth in Section 5.1(c) or (B) shall be created and discounted pursuant to Section 2.5; provided that the LIBOR Rate shall not be available until three (3) Business Days after the Closing Date and Canadian BA Borrowings shall not be available until three (3) Canadian Business Days after the Closing Date. The Domestic Borrower shall select the rate of interest and the Interest Period or the Canadian Interest Period, if any, applicable to any Revolving Credit Loan, any Alternative Currency Loan and any Term Loan at the time a Notice of Borrowing is given pursuant to Section 2.4 or
Section 4.2, at the time a Notice of Conversion/Continuation is given pursuant to Section 5.2(a), at the time a Notice of Conversion to Acceptances is given pursuant to Section 5.2(b) or at the time a Notice of Renew Acceptances is given pursuant to Section 5.2(c). Each Revolving Credit Loan, each Term Loan or each portion thereof bearing interest based on the Base Rate shall be a "Base Rate Loan", each Revolving Credit Loan, each Term Loan or each portion thereof bearing interest based on the LIBOR Rate shall be a "LIBOR Rate Loan", each Alternative Currency Loan or each portion thereof bearing interest based on the Canadian Base Rate shall be a "Canadian Base Rate Loan" and each Alternative Currency Loan or each portion thereof created and discounted pursuant to Section
2.5 shall be a "Canadian BA Borrowing". Any Revolving Credit Loan, any Term Loan or any portion thereof as to which the Domestic Borrower has not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan. Any Alternative Currency Loan or any portion thereof as to which the Domestic Borrower, on behalf of itself or the Canadian Borrower as applicable, has not duly specified an interest rate as provided herein (or requested a Canadian BA Borrowing pursuant to Section 2.5) shall be deemed a Canadian Base Rate Loan.

                  (ii) Swingline Loans. Subject to the provisions of this
Section 5.1, at the election of the Domestic Borrower, each Swingline Loan shall bear interest at (A) the Base Rate plus the Applicable Margin as set forth in
Section 5.1(c) or (B) the Quoted Swingline Rate (if agreed upon by the Swingline Lender and the Domestic Borrower). The Domestic Borrower shall select the rate of interest applicable to any Swingline Loan at the time a Notice of Borrowing is given pursuant to Section 2.4. Each Swingline Loan or portion thereof bearing interest based on the Base Rate shall be a "Base Rate Loan" and each Swingline Loan or portion thereof bearing interest based on the Quoted Swingline Rate shall be a "Quoted Swingline Rate Loan". Any Swingline Loan or any portion thereof as to which the Domestic Borrower has not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan.

         (b) Interest Periods. In connection with each LIBOR Rate Loan, the Domestic Borrower, on behalf of itself or the Canadian Borrower, as applicable, by giving notice at the times described in Section 5.1(a), shall elect an interest period (each, an "Interest Period") to be applicable to such Loan, which Interest Period shall be a period of one (1), two (2), three (3), or six
(6) months with respect to each LIBOR Rate Loan; provided that:

                  (i) the Interest Period shall commence on the date of advance of or conversion to any LIBOR Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires;

                  (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period with respect to a LIBOR Rate Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;

                  (iii) any Interest Period with respect to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;

                  (iv) no Interest Period shall extend beyond the Revolving Credit Maturity Date or the Term Loan Maturity Date, as applicable, and Interest Periods shall be selected by the Domestic Borrower, on behalf of itself or the Canadian Borrower, as applicable, so as to permit the Borrowers to make the quarterly principal installment payments pursuant to Section 4.3 without payment of any amounts pursuant to Section 5.12; and

                  (v) there shall be no more than eight (8) Interest Periods in effect at any time.

         (c) Applicable Margin. The Applicable Margin provided for in Section 5.1(a) with respect to any Loan and in Section 2.5(d) with respect to any Acceptance Fee applicable to any Canadian BA Borrowing (the "Applicable Margin") shall be based upon the table set forth below and shall be determined and adjusted quarterly on the date (each a "Calculation Date") ten (10) Business Days after the date by which the Domestic Borrower, on behalf of itself and the Canadian Borrower, is required to provide an Officer's Compliance Certificate for the most recently ended fiscal quarter of the Domestic Borrower; provided, however, that (a) the initial Applicable Margin shall be based on Pricing Level III (as shown below) and shall remain at Pricing Level III until the first Calculation Date occurring after the fiscal quarter ending June 30, 2002 and, thereafter the Pricing Level shall be determined by reference to the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Domestic Borrower preceding the applicable Calculation Date, and (b) if the Domestic Borrower, on behalf of itself and the Canadian Borrower, fails to provide the Officer's Compliance Certificate as required by Section 8.2 for the most recently ended fiscal quarter of the Domestic Borrower preceding the applicable Calculation Date, the Applicable Margin from such Calculation Date shall be based on Pricing Level I (as shown below) until such time as an appropriate Officer's Compliance Certificate is provided, at which time the Pricing Level shall be determined by reference to the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Domestic Borrower preceding such Calculation Date. The Applicable Margin shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Margin shall be applicable to all Extensions of Credit then existing or subsequently made or issued.

                                                                                ---------------------------------
                                                                                        Applicable Margin
-----------------------------------------------------------------------------------------------------------------
  Pricing Level                           Leverage Ratio                           LIBOR Rate     Base Rate and
                                                                                       and         Canadian Base
                                                                                    Acceptance         Rate
                                                                                      Fee
=================================================================================================================
        I                     Greater than or equal to 2.75 to 1.00                  1.750            0.500
-----------------------------------------------------------------------------------------------------------------
       II      Greater than or equal to 2.25 to 1.00 but less than 2.75 to 1.00      1.500            0.250

-----------------------------------------------------------------------------------------------------------------
       III     Greater than or equal to 1.75 to 1.00 but less than 2.25 to 1.00      1.250            0.000

-----------------------------------------------------------------------------------------------------------------
       IV                          Less than 1.75 to 1.00                            1.000            0.000
-----------------------------------------------------------------------------------------------------------------

         (d) Default Rate. Subject to Section 13.3, at the discretion of the Administrative Agent or as directed by the Required Lenders, upon the occurrence and during the continuance of an Event of Default and upon written notice to the Domestic Borrower, (i) the Borrowers shall no longer have the option to request LIBOR Rate Loans, Canadian BA Borrowings or Swingline Loans, (ii) all outstanding LIBOR Rate Loans shall bear interest at a rate per annum two percent (2%) in excess of the rate then applicable to LIBOR Rate Loans until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans, (iii) all outstanding Canadian Base Rate Loans shall bear interest at a rate per annum two percent (2%) in excess of the rate then applicable to Canadian Base Rate Loans and (iv) all outstanding Base Rate Loans, Quoted Swingline Rate Loans and other Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans. Interest shall continue to accrue on the Notes after the filing by or against any Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

         (e) Interest Payment and Computation. Interest on each Base Rate Loan, Canadian Base Rate Loan and each Quoted Swingline Rate Loan shall be payable in arrears on the last Business Day or Canadian Business Day, as applicable, of each calendar quarter commencing June 30, 2002; and interest on each LIBOR Rate Loan shall be payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period. Interest on LIBOR Rate Loans and all fees payable hereunder shall be computed on the basis of a 360-day year and assessed for the actual number of days elapsed and interest on Base Rate Loans and Canadian Base Rate Loans shall be computed on the basis of a 365/66-day year and assessed for the actual number of days elapsed.

         (f) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under any of the Notes charged or collected pursuant to the terms of this Agreement or pursuant to any of the Notes exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent's option (i) promptly refund to the Borrowers any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations on a pro rata basis. It is the intent hereof that the Borrowers not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrowers under Applicable Law.

         SECTION 5.2 Notice and Manner of Conversion or Continuation of Loans.

         (a) Conversion or Continuation of Revolving Credit Loans. Provided that no Default or Event of Default has occurred and is then continuing, the Domestic Borrower, on behalf of itself or the Canadian Borrower, as applicable, shall have the option to (a) convert at any time following the third Business Day after the Closing Date all or any portion of any outstanding Base Rate Loans (other than Swingline Loans) in a principal amount equal to $3,000,000 or any whole multiple of $1,000,000 in excess thereof into one or more LIBOR Rate Loans, (b) upon the expiration of any Interest Period, convert all or any part of its outstanding LIBOR Rate Loans in a principal amount equal to $3,000,000 or a whole multiple of $1,000,000 in excess thereof into Base Rate Loans (other than Swingline Loans), or (c) upon the expiration of any Interest Period, continue any LIBOR Rate Loan in a principal amount of $3,000,000 or any whole multiple of $1,000,000 in excess thereof as a LIBOR Rate Loan. Whenever the Domestic Borrower, on behalf of itself or the Canadian Borrower, as applicable, desires to convert or continue Loans as provided above, the Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit E-1 (a "Notice of Conversion/Continuation") not later than 10:00 a.m. (Chicago time) three (3) Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective specifying (A) the Loans to be converted or continued, and, in the case of any LIBOR Rate Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued LIBOR Rate Loan. The Administrative Agent shall promptly notify the Lenders of such Notice of Conversion/Continuation.

         (b) Conversion of Canadian Base Rate Loans to Canadian BA Borrowings. Provided that no Default or Event of Default has occurred and is then continuing, the Domestic Borrower, on behalf of itself or the Canadian Borrower, as applicable, shall have the option to convert all or any part of any outstanding Canadian Base Rate Loans in a principal amount equal to C$1,500,000 or a whole multiple of C$500,000 in excess thereof into Canadian BA Borrowings by giving the Administrative Agent irrevocable prior written notice in the form attached as Exhibit E-2 (a "Notice of Conversion to Acceptances") not later than 12:00 noon (the time of the Administrative Agent's Correspondent) on a Canadian Business Day which is at least three (3) Canadian Business Days prior to the day on which a proposed conversion of such Canadian Base Rate Loan is to be effective specifying the date of such conversion, the total amount of Canadian Base Rate Loans to be so converted and the Canadian Interest Period to be applicable to such converted Canadian Base Rate Loan. The Administrative Agent shall promptly notify the Lenders of such Notice of Conversion to Acceptances.

         (c) Procedures at End of a Canadian Interest Period. Unless the Domestic Borrower, on behalf of itself or the Canadian Borrower, as applicable, requests a new Canadian BA Borrowing in accordance with the procedures set forth below, the Alternative Currency Lender shall automatically and without request by the Domestic Borrower or the Canadian Borrower, as applicable, make a Canadian Base Rate Loan on the last day of the relevant Canadian Interest Period in an amount sufficient to pay in full all Acceptances maturing on such day. So long as no Default or Event of Default shall exist, the Domestic Borrower, on behalf of itself or the Canadian Borrower, as applicable, may request a new Canadian BA Borrowing pursuant to the terms and conditions of Section 2.5 in a principal amount equal to C$1,500,000 or a whole multiple of C$500,000 in excess thereof at the end of the then applicable Canadian Interest Period by giving the Administrative Agent irrevocable prior written notice in the form attached as Exhibit E-3 (a "Notice to Renew Acceptances") not later than 12:00 noon (the time of the Administrative Agent's Correspondent) on a Canadian Business Day which is at least three (3) Canadian Business Days prior to the first day of the new Canadian Interest Period specifying the first day of the applicable Canadian Interest Period, the amount of the Canadian BA Borrowing and the Canadian Interest Period to be applicable thereto. The Administrative Agent shall promptly notify the Lenders of such Notice to Renew Acceptances.

         (d) Telephonic Notices. The Domestic Borrower, on behalf of itself and the Canadian Borrower, hereby authorizes the Lenders and the Administrative Agent to extend, convert or continue Loans and to transfer funds based on telephonic notices made by any Person or Persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of the Borrowers, it being understood that the foregoing authorization is specifically intended to allow Notices of Borrowing and Notices Conversion/Continuation to be given telephonically. The Domestic Borrower, on behalf of itself and the Canadian Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice signed by an Responsible Officer. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error.

         SECTION 5.3 Fees.

         (a) Commitment Fee. Commencing on the Closing Date, the Borrowers shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable commitment fee at a rate per annum equal to the applicable rate based upon the table set forth below (the "Commitment Fee Rate") on the average daily unused portion of the Revolving Credit Commitment; provided that the amount of outstanding Swingline Loans and Alternative Currency Loans shall not be considered usage of the Revolving Credit Commitment for the purpose of calculating such commitment fee. The commitment fee shall be payable in arrears on the last Business Day of each calendar quarter during the term of this Agreement commencing September 30, 2002, and on the Revolving Credit Maturity Date. Such commitment fee shall be distributed by the Administrative Agent to the Lenders pro rata in accordance with the Lenders' respective Revolving Credit Commitment Percentages. The Commitment Fee Rate shall be determined and adjusted quarterly on each Calculation Date; provided, however, that (a) the initial Commitment Fee Rate shall be based on Pricing Level III (as shown below) and shall remain at Pricing Level III until the first Calculation Date occurring after the fiscal quarter ending June 30, 2002 and, thereafter the Pricing Level shall be determined by reference to the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Domestic Borrower preceding the applicable Calculation Date, and (b) if the Domestic Borrower, on behalf of itself and the Canadian Borrower, fails to provide the Officer's Compliance Certificate as required by Section 8.2 for the most recently ended fiscal quarter of the Domestic Borrower preceding the applicable Calculation Date, the Commitment Fee Rate from such Calculation Date shall be based on Pricing Level I (as shown below) until such time as an appropriate Officer's Compliance Certificate is provided, at which time the Pricing Level shall be determined by reference to the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Parent preceding such Calculation Date. The Commitment Fee Rate shall be effective from one Calculation Date until the next Calculation Date.

------------------------------------------------------------------------------------------------------------------
   Pricing Level                             Leverage Ratio                               Commitment Fee Rate
==================================================================================================================
         I                        Greater than or equal to 2.75 to 1.00                         0.300%
------------------------------------------------------------------------------------------------------------------
         II            Greater than or equal to 2.25 to 1.00 but less than 2.75 to 1.00         0.275%

------------------------------------------------------------------------------------------------------------------
        III            Greater than or equal to 1.75 to 1.00 but less than 2.25 to 1.00         0.250%
------------------------------------------------------------------------------------------------------------------
         IV                              Less than 1.75 to 1.00                                 0.225%
------------------------------------------------------------------------------------------------------------------

         (b) Administrative Agent's, Syndication Agent's and Other Fees.

                  (i) In order to compensate the Administrative Agent for administering the Credit Facility and for its obligations hereunder, the Borrowers agree to pay to the Administrative Agent, for its account, the fees set forth in the separate fee letter agreement executed by the Domestic Borrower, on behalf of itself and the Canadian Borrower, and the Administrative Agent dated May 14, 2002.

                  (ii) In order to compensate the Syndication Agent for structuring and syndicating the Extensions of Credit and for its obligations hereunder, the Borrowers agree to pay to the Syndication Agent, for its account, the fees set forth in the separate fee letter agreement executed by the Domestic Borrower, on behalf of itself and the Canadian Borrower, and the Administrative Agent dated May 7, 2002.

         (c) Alternative Currency Lender's Fee. The applicable Borrower shall pay the Alternative Currency Lender a fronting fee with respect to the Canadian Outstandings in an amount equal to the Dollar Amount of the Canadian Outstandings multiplied by one eighth of one percent (0.125%) per annum. Such fronting fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter and on the Revolving Credit Maturity Date.

         SECTION 5.4 Manner of Payment.

         (a) Loans Denominated in Dollars. Each payment by the Borrowers on account of the principal of or interest on the Loans denominated in Dollars or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement or any Note (except as set forth in Section 5.4(b)) shall be made in Dollars not later than 12:00 noon (Chicago time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office for the account of the Lenders (other than as set forth below) pro rata in accordance with their respective Revolving Credit Commitment Percentages or Term Loan Percentages, as applicable, (except as specified below), in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after 12:00 noon (Chicago time) shall be deemed to have been made on the next succeeding Business Day for all purposes.

         (b) Alternative Currency Loans. Each payment by the Borrowers on account of the principal of or interest on the Alternative Currency Loans shall be made in such Alternative Currency not later than 12:00 noon (the time of the Administrative Agent's Correspondent) on the date specified for payment under this Agreement to the Administrative Agent's account with the Administrative Agent's Correspondent for the account of the Alternative Currency Lender (except as specified below) pro rata in accordance with their respective Revolving Credit Commitment Percentages (other than as set forth below) in immediately available funds, and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after 12:00 noon (the time of the Administrative Agent's Correspondent) shall be deemed to have been made on the next succeeding Business Day for all purposes.

         (c) Pro Rata Treatment. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each Lender at its address for notices set forth herein its pro rata share of such payment in accordance with such Lender's Revolving

Credit Commitment Percentage or Term Loan Percentage, as applicable, (except as specified below), and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent of the Issuing Lender's fees or any L/C Participants' commissions shall be made in like manner, but for the account of the Issuing Lender or the L/C Participants, as the case may be. Each payment to the Administrative Agent of Administrative Agent's fees or expenses shall be made for the account of the Administrative Agent. Each payment to the Administrative Agent with respect to the Swingline Note (including, without limitation, the Swingline Lender's fees or expenses) shall be made for the account of the Swingline Lender. Each payment to the Administrative Agent with respect to the Alternative Currency Note (including, without limitation, the Alternative Currency Lender's fees or expenses) shall be made for the account of the Alternative Currency Lender. Any amount payable to any Lender under Sections 5.10, 5.11, 5.12, 5.13 or 15.2 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to Section 5.1(b)(ii), if any payment under this Agreement or any Note shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.

         SECTION 5.5 Noteless Agreement; Evidence of Indebtedness.

         (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

         (b) The Administrative Agent shall also maintain accounts in which it will record (i) the amount of each Loan made hereunder and, if applicable, the Interest Period or the Canadian Interest Period, as applicable, with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrowers and each Lender's share thereof.

         (c) The entries maintained in the accounts maintained pursuant to subsections (a) and (b) above shall be prima facie evidence of the existence and the amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Obligations in accordance with their terms.

         (d) Any Lender may request that its Loans be evidenced by a Revolving Credit Note, a Term Note, in the case of the Swingline Lender, a Swingline Note or, in the case of the Alternative Currency Lender, an Alternative Currency Note. In such event, the Borrowers shall prepare, execute and deliver to such Lender such applicable Note or Notes payable to the order of such Lender. Thereafter, the Loans evidenced by each such Note and interest thereon shall at all times (prior to any assignment pursuant to Section 15.10) be represented by one or more Notes payable to the order of the Lender named therein, except to the extent that any such Lender subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in paragraphs (a) and (b) above.

         SECTION 5.6 Crediting of Payments and Proceeds. In the event that the Borrowers shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 13.2, all payments received by the Lenders upon the Notes and the other Obligations and all net proceeds from the enforcement of the Obligations shall be applied: (a) first to all expenses then due and payable by the Borrowers hereunder and under the other Loan Documents,
(b) then to all indemnity obligations then due and payable by the Borrowers hereunder and under the other Loan Documents, (c) then to all Agents,' Issuing Lender's and Alternative Currency Lender's fees then due and payable, (d) then to all commitment and other fees and commissions then due and payable, (e) then to accrued and unpaid interest on the Swingline Note to the Swingline Lender and the Alternative Currency Note to the Alternative Currency Lender (pro rata in accordance with all such amounts due), (f) then to the principal amount outstanding under the Swingline Note to the Swingline Lender and the Alternative Currency Note to the Alternative Currency Lender (pro rata in accordance with all such amounts due), (g) then to accrued and unpaid interest on the other Loans and Notes, accrued and unpaid interest on the Reimbursement Obligation and any Hedging Obligations (including any termination payments and any accrued and unpaid interest thereon) (pro rata in accordance with all such amounts due), (h) then to the principal amount of the other Loans and Notes and Reimbursement Obligation (pro rata in accordance with all such amounts due) and (i) then to the cash collateral account described in Section 13.2(b) to the extent of any L/C Obligations then outstanding, in that order.

         SECTION 5.7 Adjustments. If any Lender (a "Benefited Lender") shall at any time receive any payment of all or part of the Obligations owing to it, or interest thereon, or if any Lender shall at any time receive any collateral in respect to the Obligations owing to it (whether voluntarily or involuntarily, by set-off or otherwise) (other than pursuant to Sections 5.8, 5.9, 5.10, 5.11 or 15.2) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of the similar Obligations owing to such other Lender, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Extensions of Credit, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Borrowers agree that each Lender so purchasing a portion of another Lender's Extensions of Credit may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         SECTION 5.8 Nature of Obligations of Lenders Regarding Extensions of Credit; Assumption by the Administrative Agent. The obligations of the Lenders under this Agreement to make the Loans denominated in Dollars and issue or participate in Letters of Credit are several and are not joint or joint and several. Unless the Administrative Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the amount to be borrowed on such date (which notice shall not release such Lender of its obligations hereunder), the Administrative

Agent may assume that such Lender has made such portion available to the Administrative Agent on the proposed borrowing date in accordance with Sections
2.3 and 4.2, and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender shall pay to the Administrative Agent on demand an amount, until paid, equal to interest on the amount not made available by such Lender in accordance with the terms hereof, for each day from and including such borrowing date to the date on which such amount not made available by such Lender in accordance with the terms hereof shall have become immediately available to the Administrative Agent, at a rate per annum equal to the Federal Funds Rate for the first three (3) days and, thereafter, at a rate per annum equal to the rate applicable to Base Rate Loans. A certificate of the Administrative Agent with respect to any amounts owing under this Section 5.8 shall be conclusive, absent manifest error. If such Lender's Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of such borrowing is not made available to the Administrative Agent by such Lender within three
(3) Business Days after such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the rate per annum applicable to Base Rate Loans hereunder, on demand, from the Domestic Borrower. The failure of any Lender to make available its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of any Loan denominated in Dollars requested by the Domestic Borrower shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of such Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of such Loan available on the borrowing date. Notwithstanding anything set forth herein to the contrary, any Lender that fails to make available its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, shall not
(a) have any voting or consent rights under or with respect to any Loan Document or (b) constitute a "Lender" (or be included in the calculation of Required Lenders hereunder) for any voting or consent rights under or with respect to any Loan Document.

         SECTION 5.9. Redenomination of Alternative Currency Loans. If any Alternative Currency Loan is required to bear interest based at the Base Rate rather than the LIBOR Rate pursuant to Section 5.1(d), Section 5.11 or any other applicable provision hereof, such Loan shall be funded in Dollars in an amount equal to the Dollar Amount of such Alternative Currency Loan, all subject to the provisions of Section 2.5(b). The Borrowers shall reimburse the Alternative Currency Lender or the Lenders, as applicable, upon any such conversion for any amounts required to be paid under Section 5.12.

         SECTION 5.10. Regulatory Limitation. In the event, as a result of increases in the value of Alternative Currencies against the Dollar or for any other reason, the obligation of any of the Lenders to make Loans (taking into account the Dollar Amount of the Obligations and all other indebtedness required to be aggregated under 12 U.S.C.A. ss.84, as amended, the regulations promulgated thereunder and any other Applicable Law) is determined by such Lender to exceed its then applicable legal lending limit under 12 U.S.C.A. ss.84, as amended, and the regulations promulgated thereunder, or any other Applicable Law, the amount of additional Extensions of Credit such Lender shall be obligated to make or issue or participate in hereunder shall immediately be reduced to the maximum amount which such Lender may legally advance (as determined by such Lender), the obligation of each of the remaining Lenders hereunder shall be proportionately reduced, based on their applicable Revolving Credit Commitment Percentages or Term Loan Percentages, as applicable, and, to the extent necessary under such laws and regulations (as determined by each of the Lenders, with respect to the applicability of such laws and regulations to itself), and the Borrowers shall reduce, or cause to be reduced, complying to the extent practicable with the remaining provisions hereof, the Obligations outstanding hereunder by an amount sufficient to comply with such maximum amounts.

         SECTION 5.11 Changed Circumstances.

         (a) Circumstances Affecting LIBOR Rate and Alternative Currency Availability. If with respect to any Interest Period for any LIBOR Rate Loan or any Canadian Interest Period with respect to any Canadian BA Acceptance, the Administrative Agent, the Alternative Currency Lender or any other Lender (after consultation with the Administrative Agent) shall determine that (i) by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars or an Alternative Currency in the applicable amounts are not being quoted via any generally recognized financial information service or offered to the Administrative Agent or such Lender for such Interest Period or Canadian Interest Period, as applicable, (ii) a fundamental change has occurred in the foreign exchange or interbank markets with respect to any Alternative Currency (including, without limitation, changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls), (iii) it has become otherwise materially impractical for the Alternative Currency Lender to make such Alternative Currency Loan or (iv) by reason of circumstances affecting the market for bankers' acceptances denominated in Canadian Dollars there is no market in Canada for such bankers' acceptances or that the demand therefor is insufficient to justify the Alternative Currency Lender continuing to create and sell (or purchase) bankers' acceptances in such market, then the Administrative Agent shall forthwith give notice thereof to the Domestic Borrower, on behalf of itself and the Canadian Borrower. Thereafter, until the Administrative Agent notifies the Domestic Borrower, on behalf of itself and the Canadian Borrower, that such circumstances no longer exist, the obligation of the Lenders or the Alternative Currency Lender, as applicable, to make LIBOR Rate Loans or Alternative Currency Loans or create Acceptances, as applicable, and the right of the Borrowers to convert any Loan to or continue any Loan as a LIBOR Rate Loan or an Alternative Currency Loan, as applicable, shall be suspended, and the Borrowers shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loan or Alternative Currency Loan, as applicable, together with accrued interest thereon, on the last day of the then current Interest Period or Canadian Interest Period applicable to such LIBOR Rate Loan or Alternative Currency Loan, as applicable, or convert the then outstanding principal amount of each such LIBOR Rate Loan or Alternative Currency Loan, as applicable, to a Base Rate Loan in Dollars as of the last day of such Interest Period or Canadian Interest Period, as applicable; provided that if the Borrowers elect to make such conversion, the Borrowers shall pay to the Administrative Agent, the Alternative Currency Lender and the Lenders any and all costs, fees and other expenses incurred by the Administrative Agent, the Alternative Currency Lender and the Lenders in effecting such conversion.

         (b) Laws Affecting LIBOR Rate and Alternative Currency Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any of its Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Rate Loan or any Alternative Currency Loan, as applicable, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Domestic Borrower, on behalf of itself and the Canadian Borrower, and the other Lenders. Thereafter, until the Administrative Agent notifies the Domestic Borrower, on behalf of itself and the Canadian Borrower, that such circumstances no longer exist, (i) the obligations of the Lenders to make LIBOR Rate Loans or Alternative Currency Loans, as applicable, and the right of the Borrowers to convert any Loan or continue any Loan as a LIBOR Rate Loan or an Alternative Currency Loan, as applicable, shall be suspended and thereafter the Borrowers may select only Base Rate Loans in Dollars hereunder, and (ii) if any of the Lenders may not lawfully continue to maintain a LIBOR Rate Loan or an Alternative Currency Loan, as applicable, to the end of the then current Interest Period or Canadian Interest Period applicable thereto as a LIBOR Rate Loan or Alternative Currency Loan, as applicable, the applicable LIBOR Rate Loan or an Alternative Currency Loan, as applicable, shall immediately be converted to a Base Rate Loan in Dollars for the remainder of such Interest Period or Canadian Interest Period, as applicable; provided that if the Borrowers elect to make such conversion, the Borrowers shall pay to the Administrative Agent, the Alternative Currency Lender and the Lenders any and all costs, fees and other expenses incurred by the Administrative Agent, the Alternative Currency Lender and the Lenders in effecting such conversion.

         (c) Increased Costs. If, after the date hereof, the introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of such Governmental Authority, central bank or comparable agency:

                  (i) shall (except as provided in Section 5.14(e)) subject any of the Lenders (or any of their respective Lending Offices) to any tax, duty or other charge with respect to any Note or Letter of Credit or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Lending Offices) of the principal of or interest on any Note or Letter of Credit or any other amounts due under this Agreement in respect thereof (except for changes in the rate of franchise tax or tax on the overall net income of any of the Lenders or any of their respective Lending Offices imposed by the jurisdiction in which such Lender is organized or is or should be qualified to do business or such Lending Office is located); provided that the Borrowers shall not be obligated to pay any amounts pursuant to this Section 5.11(c)(i) to the extent that such amounts are duplicative of any amounts paid by the Borrower pursuant to Section 5.14; or

                  (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders (or any of their respective Lending Offices) or shall impose on any of the Lenders (or any of their respective Lending Offices) or the foreign exchange and interbank markets any other condition affecting any Note;

and the result of any of the foregoing events described in clause (i) or (ii) above is to increase the costs to any of the Lenders of maintaining any LIBOR Rate Loan or an Alternative Currency Loan, as applicable, or issuing or participating in Letters of Credit or to reduce the yield or amount of any sum received or receivable by any of the Lenders under this Agreement or under the Notes in respect of a LIBOR Rate Loan or an Alternative Currency Loan, as applicable, or Letter of Credit, then such Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Domestic Borrower, on behalf of itself and the Canadian Borrower, of such fact and demand compensation therefor and, within fifteen (15) days after such notice by the Administrative Agent, the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction. The Administrative Agent will promptly notify the Domestic Borrower, on behalf of itself and the Canadian Borrower, of any event of which it has knowledge which will entitle such Lender to compensation pursuant to this Section 5.11(c); provided, that the Administrative Agent shall incur no liability whatsoever to the Lenders or the Borrowers in the event it fails to do so. The amount of such compensation shall be determined, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of the LIBOR Rate Loans or Alternative Currency Loans as applicable, in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Domestic Borrower, on behalf of itself and the Canadian Borrower, through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

         (d) Exchange Indemnification and Increased Costs. Subject to the terms of Section 15.21, the Borrowers shall, upon demand from the Administrative Agent, pay to the Administrative Agent or any applicable Lender, the amount of
(i) any loss or cost or increased cost incurred by the Administrative Agent or any applicable Lender, (ii) any reduction in any amount payable to or in the effective return on the capital to the Administrative Agent or any applicable Lender or (iii) any currency exchange loss, that the Administrative Agent or any applicable Lender sustains as a result of any payment being made by the Borrower in a currency other than that originally extended to the Borrower or as a result of any other currency exchange loss incurred by the Administrative Agent or any applicable Lender under this Agreement. A certificate of the Administrative Agent setting forth the basis for determining such additional amount or amounts necessary to compensate the Administrative Agent or the applicable Lender shall be conclusively presumed to be correct save for manifest error.

         SECTION 5.12 Indemnity. Subject to the terms of Section 15.21, the Borrowers hereby indemnify each of the Lenders against any loss or expense (including, without limitation, any foreign exchange costs) which may arise or be attributable to each Lender's obtaining,




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

liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by any Borrower to make any payment when due of any amount due hereunder in connection with a LIBOR Rate Loan or an Alternative Currency Loan, as applicable, (b) due to any failure of any Borrower to borrow, continue or convert on a date specified therefor in a Notice of Borrowing, a Notice of Conversion/Continuation, a Notice of Conversion to Acceptances or a Notice to Renew Acceptances or (c) due to any payment, prepayment or conversion of any LIBOR Rate Loan or any Alternative Currency Loan, as applicable, on a date other than the last day of the Interest Period or Canadian Interest Period, as applicable, therefor. The amount of such loss or expense shall be determined, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of the LIBOR Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Domestic Borrower, on behalf of itself and the Canadian Borrower, through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

         SECTION 5.13 Capital Requirements. If either (a) the introduction of, or any change in, or in the interpretation of, any Applicable Law or (b) compliance with any guideline or request from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to the Commitments and other commitments of this type, below the rate which such Lender or such other corporation could have achieved but for such introduction, change or compliance, then within five (5) Business Days after written demand by any such Lender, the Borrowers shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction. A certificate as to such amounts submitted to the Domestic Borrower, on behalf of itself and the Canadian Borrower, and the Administrative Agent by such Lender, shall, in the absence of manifest error, be presumed to be correct and binding for all purposes.

         SECTION 5.14 Taxes.

         (a) Payments Free and Clear. Except as otherwise provided in Section 5.14(e), any and all payments by the Borrowers hereunder or under the Notes or the Letters of Credit shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto excluding, (i) in the case of each Lender and the Administrative Agent, income and franchise taxes imposed by each jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or is or should be qualified to do business or any political subdivision thereof and (ii) in the case of each Lender, income and franchise taxes imposed by the jurisdiction of such Lender's Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Borrower shall be required by law to deduct or




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

withhold any Taxes from or in respect of any sum payable hereunder or under any Note or in respect of any Letter of Credit to any Lender or the Administrative Agent, (A) except as otherwise provided in Section 5.14(e), the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section 5.14) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions or withholdings been made,
(B) such Borrower shall make such deductions or withholdings, (C) such Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with Applicable Law, and (D) such Borrower shall deliver to the Administrative Agent and such Lender evidence of such payment to the relevant taxing authority or other Governmental Authority in the manner provided in Section 5.14(d).

         (b) Stamp and Other Taxes. Except for Taxes and income and franchise taxes excluded from the definition of "Taxes" herein, the Borrowers shall pay any present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise or property taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Loans, the Letters of Credit, the other Loan Documents, or the perfection of any rights or security interest in respect thereof (hereinafter referred to as "Other Taxes").

         (c) Indemnity. Except as otherwise provided in Sections 5.14(e) and 15.21, the Borrowers shall indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this
Section 5.14) paid by such Lender or the Administrative Agent (as the case may
be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be made within thirty
(30) days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

         (d) Evidence of Payment. Within thirty (30) days after the date of any payment of Taxes or Other Taxes, the Domestic Borrower, on behalf of itself and the Canadian Borrower, shall furnish to the Administrative Agent, at its address referred to in Section 15.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent.

         (e) Delivery of Tax Forms. To the extent required by Applicable Law to reduce or eliminate withholding or payment of taxes, each Lender that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of Columbia) shall deliver to the Domestic Borrower, on behalf of itself and the Canadian Borrower, with a copy to the Administrative Agent, on the Closing Date or concurrently with the delivery of the relevant Assignment and Acceptance, as applicable, (i) two United States Internal Revenue Service Forms W-9, Forms W-8ECI or Forms W-8BEN, as applicable (or successor forms) properly completed and certifying in each case that such Lender is entitled to a complete exemption




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

from withholding or deduction for or on account of any United States federal income taxes, and (ii) an Internal Revenue Service Form W-8BEN or W-8ECI or successor applicable form, as the case may be, to establish an exemption from United States backup withholding taxes. Each such Lender further agrees to deliver to the Domestic Borrower, on behalf of itself and the Canadian Borrower, with a copy to the Administrative Agent, as applicable, two Form W-9, Form W-8BEN or W-8ECI, or successor applicable forms or manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Domestic Borrower, on behalf of itself and the Canadian Borrower, certifying in the case of a Form W-9, Form W-8BEN or W-8ECI (or successor forms) that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders such forms inapplicable or the exemption to which such forms relate unavailable and such Lender notifies the Domestic Borrower, on behalf of itself and the Canadian Borrower, and the Administrative Agent that it is not entitled to receive payments without deduction or withholding of United States federal income taxes) and, in the case of a Form W-9, Form W-8BEN or W-8ECI, establishing an exemption from United States backup withholding tax. Notwithstanding anything in any Loan Document to the contrary, the Borrowers shall not be required to pay additional amounts to any Lender or the Administrative Agent under this Section 5.14 or Section 5.11(c), (i) if such Lender or the Administrative Agent fails to comply with the requirements of this
Section 5.14(e), other than to the extent that such failure is due to a change in Applicable Law occurring after the date on which such Lender or the Administrative Agent became a party to this Agreement or (ii) that are the result of such Lender's or the Administrative Agent's gross negligence or willful misconduct, as applicable.

         (f) Survival. Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 5.14 shall survive the payment in full of the Obligations and the termination of the Commitments.

         SECTION 5.15 Replacement of Lenders.

         (a) If any Lender requests compensation pursuant to Section 5.11 or
Section 5.13, or if the Domestic Borrower or the Canadian Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.14, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.11, Section 5.13 or Section 5.14, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.



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

         (b) If any Lender requests compensation pursuant to Section 5.11 or
Section 5.13, or if the Domestic Borrower or the Canadian Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.14, then the Domestic Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 15.10), all of its interests, rights and obligations under this Agreement to a Purchaser that shall assume such obligations (which Purchaser may be another Lender, if a Lender accepts such assignment); provided that (i) the Domestic Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees, breakage costs and all other amounts payable to it hereunder, from the Purchaser (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation pursuant to Section 5.11 or Section 5.13, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Domestic Borrower to require such assignment and delegation cease to apply.

         (c) To the extent that any Lender (a "Replaced Lender") is required to assign all of its interests, rights and obligations under this Agreement to a Purchaser (a "Replacement Lender") pursuant to this Section 5.15, upon the execution of all applicable assignment documents and the satisfaction of all other conditions set forth herein, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to be a Lender hereunder, except with respect to the indemnification provisions under this Agreement, which provisions shall survive as to such Replaced Lender.

         SECTION 5.16 Guaranty Requirements.

         (a) The Obligations of the Domestic Borrower shall be guarantied by the Material Domestic Subsidiaries pursuant to the Domestic Subsidiary Guaranty Agreement (including, without limitation, each supplement executed pursuant thereto).

         (b) The Obligations of the Canadian Borrower shall be guarantied by (i) the Material Domestic Subsidiaries pursuant to the Domestic Subsidiary Guaranty Agreement (including, without limitation, each supplement executed pursuant thereto), (ii) the Material Canadian Subsidiaries pursuant to the Canadian Subsidiary Guaranty Agreement (including, without limitation, each supplement executed pursuant thereto) and (iii) the Domestic Borrower pursuant to the Domestic Borrower Guaranty Agreement.




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

                                   ARTICLE VI

                  CLOSING; CONDITIONS OF CLOSING AND BORROWING

         SECTION 6.1 Closing. The closing shall take place at the offices of Kennedy Covington Lobdell & Hickman, L.L.P. at 10:00 a.m. on June 25, 2002, or on such other date and time, or such other place as the parties hereto shall mutually agree.

         SECTION 6.2 Conditions to Closing and Initial Extensions of Credit. The obligation of the Lenders to close this Agreement and to make the initial Loan or issue or participate in the initial Letter of Credit, if any, is subject to the satisfaction of each of the following conditions:

         (a) Executed Loan Documents. The following Loan Documents in form and substance satisfactory to the Agents and each Lender:

                  (i)      this Agreement;

                  (ii)     the Revolving Credit Notes (as applicable);

                  (iii)    the Swingline Note (as applicable);

                  (iv)     the Alternative Currency Note (as applicable);

                  (v)      the Term Notes (as applicable);

                  (vi)     the Subsidiary Guaranty Agreements; and

                  (vii)    all other applicable Loan Documents;

shall have been duly authorized, executed and delivered to the Agents by the parties thereto, shall be in full force and effect and no Default or Event of Default shall exist thereunder, and the Borrowers shall have delivered original counterparts thereof to the Agents.

         (b) Closing Certificates; etc.

                  (i) Officer's Certificate of the Domestic Borrower. The Agents shall have received a certificate from a Responsible Officer of the Domestic Borrower, in form and substance satisfactory to the Agents, to the effect that all representations and warranties of the Domestic Borrower and its Subsidiaries contained in this Agreement and the other Loan Documents are true, correct and complete; that the Domestic Borrower and its Subsidiaries are not in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that the Domestic Borrower and its Subsidiaries have satisfied each of the closing conditions.



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

                  (ii) Certificate of Secretary of the Borrowers and the Material Subsidiaries. The Agents shall have received a certificate of the secretary or assistant secretary of each Borrower and each Material Subsidiary certifying as to the incumbency and genuineness of the signature of each officer of each Borrower and each Material Subsidiary executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles of incorporation of such Borrower or such Material Subsidiary and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, (B) the bylaws of such Borrower or such Material Subsidiary as in effect on the date of such certifications, (C) resolutions duly adopted by the Board of Directors of such Borrower or such Material Subsidiary authorizing the borrowings contemplated hereunder, the delivery of the Domestic Borrower Guaranty Agreement or the delivery of the Subsidiary Guaranty Agreements, as the case may be, and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to Section 6.2(b)(iii).

                  (iii) Certificates of Good Standing of the Borrowers and the Material Subsidiaries. The Agents shall have received certificates as of a recent date of the good standing of each Borrower and each Material Subsidiary under the laws of its jurisdiction of organization and, to the extent requested by the Agents, each other jurisdiction where each Borrower and each Material Subsidiary is qualified to do business and a certificate of the relevant taxing authorities of such jurisdictions certifying that such Person has filed required tax returns and owes no delinquent taxes.

                  (iv) Opinions of Counsel.

                           (A) The Agents shall have received favorable
opinions of counsel to the Domestic Borrower and the Material Domestic Subsidiaries addressed to the Agents and the Lenders with respect to the Domestic Borrower, the Material Subsidiaries, the Loan Documents and such other matters as the Lenders shall request.

                           (B) The Agents shall have received favorable opinions
of counsel to the Canadian Borrower and the Material Canadian Subsidiaries addressed to the Agents and the Lenders with respect to the Canadian Borrower, the Material Canadian Subsidiaries, the Loan Documents and such other matters as the Lenders shall request.

                  (v) Tax Forms. The Agents shall have received copies of the United States Internal Revenue Service forms required by Section 5.14(e).

         (c) Hazard and Liability Insurance. The Agents shall have received certificates of insurance, evidence of payment of all insurance premiums for the current policy year of each, and, if requested by the Agents, copies (certified by a Responsible Officer of the Domestic Borrower) of insurance policies in form and substance reasonably satisfactory to the Agents, and a complete list of all insurance required pursuant to Section 9.3.



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

         (d) Consents; Defaults.

                  (i) Governmental and Third Party Approvals. Each Borrower and each Material Subsidiary shall have obtained all necessary approvals, authorizations and consents of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this Agreement and the other Loan Documents, all in form and substance satisfactory to the Agents.

                  (ii) No Injunction, Etc. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in each Agents' sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and such other Loan Documents.

                  (iii) No Event of Default. No Default or Event of Default shall have occurred and be continuing.

         (e) Financial Matters.

                  (i) Financial Statements. The Agents shall have received the most recent audited Consolidated financial statements of the Domestic Borrower and its Subsidiaries, all in form and substance satisfactory to the Agents and prepared in accordance with GAAP.

                  (ii) Financial Condition Certificate. The Domestic Borrower, on behalf of itself and the Canadian Borrower, shall have delivered to the Agents a certificate, in form and substance satisfactory to the Agents, and certified as accurate by a Responsible Officer of the Domestic Borrower, that
(A) the Domestic Borrower and each of its Subsidiaries are each Solvent, (B) the payables of the Domestic Borrower and each of its Subsidiaries are current and not past due in any material respect, (C) attached thereto are calculations evidencing compliance on a pro forma basis with the covenants contained in
Article X, (D) the financial projections previously delivered to the Agents represent the good faith estimates (utilizing reasonable assumptions) of the financial condition and operations of the Domestic Borrower and its Subsidiaries, (E) attached thereto is a calculation of the Applicable Margin pursuant to Section 5.1(c) and the Commitment Fee Rate pursuant to Section 5.3(a) and (F) attached thereto are the calculations of the book value of the assets of the Domestic Borrower and each of its Subsidiaries for the purpose of determining which Subsidiaries are Material Subsidiaries on the Closing Date.

                  (iii) Payment at Closing; Fee Letters. The Borrowers shall have paid to the Agents and the Lenders the fees set forth or referenced in
Section 5.3 and any other accrued and unpaid fees or commissions due hereunder (including, without limitation, legal fees and expenses) and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.



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

         (f) Miscellaneous.

                  (i) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing, as applicable, from the Domestic Borrower, on behalf of itself and the Canadian Borrower, in accordance with Section 2.4 and
Section 4.2, and a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made after the Closing Date are to be disbursed.

                  (ii) Existing Facility. The Existing Facility shall be repaid in full (other than the Existing Letters of Credit) and terminated and all collateral security therefor shall be released, and the Agents shall have received a pay-off letter in form and substance satisfactory thereto evidencing such repayment, termination, reconveyance and release.

                  (iii) Other Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Agents. The Agents shall have received copies of all other documents, certificates and instruments reasonably requested thereby with respect to the transactions contemplated by this Agreement, all in form and substance satisfactory to the Agents.

         SECTION 6.3 Conditions to All Extensions of Credit. The obligations of the Lenders to make any Extensions of Credit (including the initial Extension of Credit), convert or continue any Loan and/or the Issuing Lender to issue or extend any Letter of Credit are subject to the satisfaction of the following conditions precedent on the relevant borrowing, conversion, continuation, issuance or extension date:

         (a) Continuation of Representations and Warranties. The representations and warranties contained in Article VII shall be true and correct on and as of such borrowing, conversion, continuation, issuance or extension date with the same effect as if made on and as of such date; except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

         (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing (i) on the borrowing, conversion or continuation date with respect to such Loan or after giving effect to the Loans to be made, converted or continued on such date or (ii) on the issue date with respect to such Letter of Credit or after giving effect to the issuance or extension of such Letter of Credit on such date.

         (c) Compliance with Borrowing Limits. The Borrowers shall have demonstrated compliance with Section 2.6(b), (i) on the borrowing, conversion or continuation date with respect to such Loan or after giving effect to the Loans to be made, converted or continued on such date or (ii) on the issue date with respect to such Letter of Credit or after giving effect to the issuance or extension of such Letter of Credit on such date.

         (d) Applicable Notices. The Administrative Agent shall have received a Notice a Borrowing or Notice of Conversion/Continuation, as applicable, from the Domestic Borrower, on




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

behalf of itself and the Canadian Borrower, in accordance with Section 2.4,
Section 4.2 or Section 5.2.

         (e) Additional Documents. The Administrative Agent shall have received each additional document, instrument, legal opinion or other item reasonably requested by it, each of which shall be in form and substance satisfactory to the Administrative Agent.

                                   ARTICLE VII

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWERS

         SECTION 7.1 Representations and Warranties. To induce the Agents and the Lenders to enter into this Agreement and to induce the Lenders to make Extensions of Credit, the Borrowers hereby represent and warrant to the Agents and Lenders both before and after giving effect to the transactions contemplated hereunder that:

         (a) Organization; Power; Qualification. Each of the Domestic Borrower and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization except where failure to be so qualified and authorized could not reasonably be expected to have a Material Adverse Effect. The jurisdictions in which the Domestic Borrower and its Subsidiaries are organized as of the Closing Date are described on Schedule 7.1(a).

         (b) Ownership. Schedule 7.1(b) lists each Subsidiary of the Domestic Borrower as of the Closing Date and identifies which Subsidiaries are Material Domestic Subsidiaries or Material Canadian Subsidiaries. As of the Closing Date, the capitalization of the Domestic Borrower and its Subsidiaries consists of the number of shares, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 7.1(b). All outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and not subject to any preemptive or similar rights. The shareholders of the Subsidiaries of the Domestic Borrower and the number of shares owned by each as of the Closing Date are described on Schedule 7.1(b). As of the Closing Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of capital stock of the Domestic Borrower or its Subsidiaries, except as described on Schedule 7.1(b).

         (c) Authorization of Agreement, Loan Documents and Borrowing. Each of the Domestic Borrower and its Subsidiaries has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly





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

executed and delivered by the duly authorized officers of the Domestic Borrower and each of its Subsidiaries party thereto, and each such document constitutes the legal, valid and binding obligation of the Domestic Borrower or its Subsidiary party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

         (d) Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance by the Domestic Borrower and its Subsidiaries of the Loan Documents to which each such Person is a party, in accordance with their respective terms, the Extensions of Credit hereunder and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval or violate any Applicable Law relating to the Domestic Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Domestic Borrower or any of its Subsidiaries or any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person,
(iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Liens arising under the Loan Documents or (iv) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

         (e) Compliance with Law; Governmental Approvals. Each of the Domestic Borrower and its Subsidiaries (i) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding, the failure of which to obtain could reasonably be expected to have a Material Adverse Effect, (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties, the failure of which to comply with could reasonably be expected to have a Material Adverse Effect and (iii) has timely filed all reports, documents and other materials required to be filed by it under all Applicable Laws with any Governmental Authority and has retained all records and documents required to be retained by it under Applicable Law, the failure of which to file or retain could reasonably be expected to have a Material Adverse Effect.

         (f) Tax Returns and Payments. Each of the Domestic Borrower and its Subsidiaries has duly filed or caused to be filed all federal and state income tax returns, and all other material tax returns under Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal and state income taxes, and all other material taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable. Such returns accurately reflect in all material respects all liability for taxes of the Domestic Borrower and its Subsidiaries for the periods covered thereby. There is no ongoing audit or examination or, to the knowledge of the Borrowers, other investigation by any Governmental

Authority of the tax liability of the Domestic Borrower and its Subsidiaries which could reasonably be expected to result in liability of the Domestic Borrower and its Subsidiaries in excess of $1,000,000, except such audits, examinations or other investigations being contested by the Domestic Borrower or such Subsidiary in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP. No Governmental Authority has asserted any Lien or other claim against the Domestic Borrower or any Subsidiary thereof in excess of $1,000,000 with respect to unpaid taxes which has not been discharged or resolved. The charges, accruals and reserves on the books of the Domestic Borrower and any of its Subsidiaries in respect of federal, state, local and other taxes for all Fiscal Years and portions thereof since the organization of the Domestic Borrower and any of its Subsidiaries are in the judgment of the Borrowers adequate, and the Borrowers do not anticipate any additional material taxes or assessments for any of such years.

         (g) Intellectual Property Matters. Each of the Domestic Borrower and its Subsidiaries owns or possesses rights to use all franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, copyrights and rights with respect to the foregoing which are required to conduct its business, except where the failure to own or possess could not reasonably be expected to have a Material Adverse Effect. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and neither the Domestic Borrower nor any Subsidiary thereof is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations.

         (h) Environmental Matters.

                  (i) The properties owned, leased or operated by the Domestic Borrower and its Subsidiaries now or in the past do not contain, and to their knowledge have not previously contained, any Hazardous Materials in amounts or concentrations which (A) constitute or constituted a violation of applicable Environmental Laws or (B) could give rise to liability under applicable Environmental Laws the result of which could reasonably be expected to have a Material Adverse Effect;

                  (ii) The Domestic Borrower, each Subsidiary and such properties and all operations conducted in connection therewith are in compliance, and have been in material compliance, with all applicable Environmental Laws, and there is no contamination at, under or about such properties or such operations which could interfere with the continued operation of such properties or impair the fair saleable value thereof except to the extent any such non-compliance or contamination could not reasonably be expected to have a Material Adverse Effect;

                  (iii) Neither the Domestic Borrower nor any Subsidiary thereof has received any notice of any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters, Hazardous Materials, or compliance with Environmental Laws, nor does the Domestic Borrower or any Subsidiary thereof have knowledge or reason to believe that any such notice will be received or is being threatened except as could not reasonably be expected to have a Material Adverse Effect;

                  (iv) Hazardous Materials have not been transported or disposed of to or from the properties owned, leased or operated by the Domestic Borrower and its Subsidiaries in violation of, or in a manner or to a location which could give rise to liability under, Environmental Laws, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Laws that could reasonably be expected to have a Material Adverse Effect;

                  (v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Borrowers, threatened, under any Environmental Law to which the Domestic Borrower or any Subsidiary thereof is or will be named as a potentially responsible party with respect to such properties or operations conducted in connection therewith, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to Domestic Borrower, any Subsidiary or such properties or such operations that could reasonably be expected to have a Material Adverse Effect; and

                  (vi) There has been no release, or to the best of the Borrowers' knowledge, threat of release, of Hazardous Materials at or from properties owned, leased or operated by the Domestic Borrower or any Subsidiary, now or in the past, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws that could reasonably be expected to have a Material Adverse Effect.

         (i) ERISA.

                  (i) As of the Closing Date, neither the Domestic Borrower nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans other than those identified on Schedule 7.1(i);

                  (ii) The Domestic Borrower and each ERISA Affiliate is in material compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired and except where a failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Employee Benefit Plan that is intended to be qualified under
Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code except for such plans that have not yet received determination letters that were timely requested by the Domestic Borrower, or for which the remedial amendment period for submitting a determination letter request has not yet expired. No liability has been incurred by the Domestic Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan except for a liability that could not reasonably be expected to have a Material Adverse Effect;

                  (iii) As of the Closing Date, no Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under
Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has the Domestic Borrower or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan on or prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan;

                  (iv) Except where the failure of any of the following representations to be correct in all material respects could not reasonably be expected to have a Material Adverse Effect, neither the Domestic Borrower nor any ERISA Affiliate has: (A) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (C) failed to make a required contribution or payment to a Multiemployer Plan, or (D) failed to make a required installment or other required payment under Section 412 of the Code;

                  (v) No Termination Event has occurred or is reasonably expected to occur; and

                  (vi) Except where the failure of any of the following representations to be correct in all material respects could not reasonably be expected to have a Material Adverse Effect, no proceeding, claim (other than a benefits claim in the ordinary course of business), lawsuit and/or investigation is existing or, to the best knowledge of the Borrowers after due inquiry, threatened concerning or involving any (A) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by the Domestic Borrower or any ERISA Affiliate, (B) Pension Plan or (C) Multiemployer Plan.

         (j) Margin Stock. Neither the Domestic Borrower nor any Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each such term is defined or used, directly or indirectly, in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans or Letters of Credit will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors.

         (k) Government Regulation. Neither the Domestic Borrower nor any Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and neither the Domestic Borrower nor any Subsidiary thereof is, or after giving effect to any Extension of Credit will be, subject to regulation under the Public Utility Holding Company Act of 1935 or the Interstate Commerce Act, each as amended, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.

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


         (l) Material Contracts. Schedule 7.1(l) sets forth a complete and accurate list of all Material Contracts of the Domestic Borrower and its Subsidiaries in effect as of the Closing Date not listed on any other Schedule hereto; other than as set forth in Schedule 7.1(l), each such Material Contract is, and after giving effect to the consummation of the transactions contemplated by the Loan Documents will be, in full force and effect in accordance with the terms thereof. The Domestic Borrower and its Subsidiaries have delivered to the Agents a true and complete copy of each Material Contract required to be listed on Schedule 7.1(l) or any other Schedule hereto. Neither the Domestic Borrower nor any Subsidiary (nor, to the knowledge of the Borrowers, any other party thereto) is in breach of or in default under any Material Contract in any material respect.

         (m) Employee Relations. Each of the Domestic Borrower and its Subsidiaries has a stable work force in place and is not, as of the Closing Date, party to any collective bargaining agreement nor has any labor union been recognized as the representative of its employees except as set forth on
Schedule 7.1(m). The Borrowers know of no pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees or those of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

         (n) Burdensome Provisions. Neither the Domestic Borrower nor any Subsidiary thereof is a party to any indenture, agreement, lease or other instrument, or subject to any corporate or partnership restriction, Governmental Approval or Applicable Law which is so unusual or burdensome as in the foreseeable future could be reasonably expected to have a Material Adverse Effect. The Domestic Borrower and its Subsidiaries do not presently anticipate that future expenditures needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect. No Subsidiary is party to any agreement or instrument or otherwise subject to any restriction or encumbrance that restricts or limits its ability to make dividend payments or other distributions in respect of its capital stock to the Domestic Borrower or any Subsidiary or to transfer any of its assets or properties to the Domestic Borrower or any other Subsidiary in each case other than existing under or by reason of the Loan Documents or Applicable Law.

         (o) Financial Statements. The (i) audited Consolidated balance sheet of the Domestic Borrower and its Subsidiaries as of June 30, 2001 and the related audited statements of income and retained earnings and cash flows for the Fiscal Year then ended and (ii) unaudited Consolidated balance sheet of the Domestic Borrower and its Subsidiaries as of March 30, 2002 and related unaudited interim statements of income and retained earnings, copies of which have been furnished to the Agents and each Lender, are complete and correct in all material respects and fairly present on a Consolidated basis the assets, liabilities and financial position of the Domestic Borrower and its Subsidiaries as at such dates, and the results of the operations and changes of financial position for the periods then ended (other than customary, year end adjustments for unaudited financial statements). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP. The Domestic Borrower and its Subsidiaries have no Debt, obligation or other unusual forward or long-term commitment which is not fairly reflected in the foregoing financial statements or in the notes thereto.

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


         (p) No Material Adverse Change. Since June 30, 2001, there has been no material adverse change in the properties, business, operations, prospects, or condition (financial or otherwise) of the Domestic Borrower and its Subsidiaries and no event has occurred or condition arisen that could reasonably be expected to have a Material Adverse Effect.

         (q) Solvency. As of the Closing Date and after giving effect to each Extension of Credit made hereunder, the Domestic Borrower and each of its Subsidiaries will be Solvent.

         (r) Titles to Properties. Each of the Domestic Borrower and its Subsidiaries has such title to the real property owned or leased by it as is necessary or desirable to the conduct of its business and valid and legal title to all of its personal property and assets, including, but not limited to, those reflected on the balance sheets of the Domestic Borrower and its Subsidiaries delivered pursuant to Section 7.1(o), except those which have been disposed of by the Domestic Borrower or its Subsidiaries subsequent to such date which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder or where the failure to own or lease could not reasonably be expected to have a Material Adverse Effect.

         (s) Liens. None of the properties and assets of the Domestic Borrower or any Subsidiary thereof is subject to any Lien, except Liens permitted pursuant to Section 11.2. Except to perfect those Liens permitted by Section 11.2, no financing statement under the Uniform Commercial Code of any state which names the Domestic Borrower or any Subsidiary thereof or any of their respective trade names or divisions as debtor and which has not been terminated, has been filed in any state or other jurisdiction with the consent of the Domestic Borrower or such Subsidiary and neither the Domestic Borrower nor any Subsidiary thereof has signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement.

         (t) Debt and Guaranty Obligations. Schedule 7.1(t) is a complete and correct listing of each Debt and Guaranty Obligation of the Domestic Borrower and its Subsidiaries as of the Closing Date in excess of $5,000,000. The Domestic Borrower and its Subsidiaries have performed and are in compliance with all of the terms of such Debt and Guaranty Obligations and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of the Domestic Borrower or any of its Subsidiaries exists with respect to any such Debt or Guaranty Obligation.

         (u) Litigation. Except for matters existing on the Closing Date and set forth on Schedule 7.1(u), there are no actions, suits or proceedings pending nor, to the knowledge of the Borrowers, threatened against or in any other way relating adversely to or affecting the Domestic Borrower or any Subsidiary thereof or any of their respective properties reasonably likely to result in a judgment for damages in excess of $5,000,000 in any court or before any arbitrator of any kind or before or by any Governmental Authority.

         (v) Absence of Defaults. No event has occurred or is continuing which constitutes a Default or an Event of Default, or which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by the Domestic Borrower or any Subsidiary thereof under any Material Contract or judgment, decree or order to which the Domestic Borrower or its Subsidiaries is a party or by which the Domestic Borrower or its Subsidiaries or any of their respective properties may be bound or which would require the Domestic Borrower or its Subsidiaries to make any payment thereunder prior to the scheduled maturity date therefor.

         (w) Senior Debt Status. The Obligations of the Borrowers and each of their Subsidiaries under this Agreement and each of the other Loan Documents ranks and shall continue to rank at least senior in priority of payment to all Subordinated Debt and at least pari passu in priority of payment to all senior unsecured Debt of each such Person and is designated as "Senior Indebtedness" under all instruments and documents, now or in the future, relating to all Subordinated Debt of such Person.

         (x) Accuracy and Completeness of Information. All written information, reports and other papers and data produced by or on behalf of the Domestic Borrower or any Subsidiary thereof (other than financial projections, which shall be subject to the standard set forth in Section 8.1(c)) and furnished to the Lenders were, at the time the same were so furnished, complete and correct in all material respects to the extent necessary to give the recipient a true and accurate knowledge of the subject matter. No document furnished or written statement made to the Agents or the Lenders by the Domestic Borrower or any Subsidiary thereof in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of the Domestic Borrower or its Subsidiaries or omits or will omit to state a fact necessary in order to make the statements contained therein not materially misleading. The Borrowers are not aware of any facts which they have not disclosed in writing to the Agents having a Material Adverse Effect, or insofar as the Borrowers can now foresee, which could reasonably be expected to have a Material Adverse Effect.

         SECTION 7.2 Survival of Representations and Warranties, Etc. All representations and warranties set forth in this Article VII and all representations and warranties contained in any certificate, or any of the Loan Documents (including but not limited to any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date (except those that are expressly made as of a specific date), shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.


                                  ARTICLE VIII

                        FINANCIAL INFORMATION AND NOTICES

         Until all the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 15.11, the


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

Domestic Borrower, on behalf of itself and the Canadian Borrower, will furnish or cause to be furnished to the Administrative Agent and the Syndication Agent at their respective addresses set forth in Section 15.1 and to the Lenders at their respective addresses as set forth on Schedule 1.1(a), or such other office as may be designated by the Administrative Agent, the Syndication Agent and the Lenders from time to time:

         SECTION 8.1 Financial Statements and Projections.

         (a) Quarterly Financial Statements. As soon as practicable and in any event within fifty (50) days after the end of each fiscal quarter of each Fiscal Year, an unaudited Consolidated and consolidating balance sheet of the Domestic Borrower and its Subsidiaries as of the close of such fiscal quarter and unaudited Consolidated and consolidating statements of income, retained earnings and cash flows for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the corresponding period in the preceding Fiscal Year and prepared by the Domestic Borrower in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer of the Domestic Borrower to present fairly in all material respects the financial condition of the Domestic Borrower and its Subsidiaries on a Consolidated and consolidating basis as of their respective dates and the results of operations of the Domestic Borrower and its Subsidiaries for the respective periods then ended, subject to normal year end adjustments (it being agreed that the requirements of this subsection may be satisfied by delivery of the applicable quarterly report on Form 10-Q of the Domestic Borrower to the Securities and Exchange Commission to the extent that:
(i) it contains the foregoing information, (ii) it is delivered within the applicable time period noted herein and is available to the Lenders on EDGAR and
(iii) the Domestic Borrower notifies the Lenders within the time period noted herein that it is available to them on EDGAR).

         (b) Annual Financial Statements. As soon as practicable and in any event within ninety-five (95) days after the end of each Fiscal Year, an audited Consolidated balance sheet of the Domestic Borrower and its Subsidiaries as of the close of such Fiscal Year and audited Consolidated statements of income, retained earnings and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the preceding Fiscal Year and prepared by an independent certified public accounting firm acceptable to the Administrative Agent in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the year, and accompanied by an unqualified audit report thereon by such certified public accountants (it being agreed that the requirements of this subsection may be satisfied by delivery of the applicable annual report on Form 10-K of the Domestic Borrower to the Securities and Exchange Commission to the extent that:
(i) it contains the foregoing information, (ii) it is delivered within the applicable time period noted herein and is available to the Lenders on EDGAR and
(iii) the Domestic Borrower notifies the Lenders within the time period noted herein that it is available to them on EDGAR).

         (c) Annual Business Plan and Financial Projections. As soon as practicable and in any event within forty-five (45) days after the beginning of each Fiscal Year, a business plan of the Domestic Borrower and its Subsidiaries
(i) for the ensuing four (4) fiscal quarters, on a quarterly basis, and (ii) for each ensuing Fiscal Year for the remaining term of this Agreement, on an annual basis, such plan to be prepared in accordance with GAAP and to include, on a quarterly or annual basis, as applicable, the following: an operating and capital budget, a projected income statement, statement of cash flows and balance sheet and a report containing management's discussion and analysis of such projections, accompanied by a certificate from the chief financial officer of the Domestic Borrower to the effect that, to the best of such officer's knowledge, such projections are good faith estimates (utilizing reasonable assumptions) of the financial condition and operations of the Domestic Borrower and its Subsidiaries for such periods.

         SECTION 8.2 Officer's Compliance Certificate. At each time financial statements are delivered pursuant to Sections 8.1(a) or (b) and at such other times as either of the Agents shall reasonably request, a certificate of the chief financial officer or the treasurer of the Domestic Borrower in the form of Exhibit F attached hereto (an "Officer's Compliance Certificate").

         SECTION 8.3 Accountants' Certificate. At each time financial statements are delivered pursuant to Section 8.1(b), a certificate of the independent public accountants certifying such financial statements addressed to the Administrative Agent, for the benefit of the Agents and the Lenders:

         (a) stating that in making the examination necessary for the certification of such financial statements, they obtained no knowledge of any Default or Event of Default or, if such is not the case, specifying such Default or Event of Default and its nature and period of existence; and

         (b) including the calculations prepared by such accountants required to establish whether or not the Domestic Borrower and its Subsidiaries are in compliance with the financial covenants set forth in Article X as at the end of each respective period.

         SECTION 8.4 Other Reports.

         (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to any Borrower or its Board of Directors by its independent public accountants in connection with their auditing function, including, without limitation, any management report and any management responses thereto; and

         (b) Such other information regarding the operations, business affairs and financial condition of each Borrower and each Subsidiary thereof as any Agent or any Lender may reasonably request.

         SECTION 8.5 Notice of Litigation and Other Matters. Prompt (but in no event later than ten (10) days after an officer of any Borrower obtains knowledge thereof) telephonic and written notice of:

         (a) the commencement of (i) all proceedings and investigations by or before any Governmental Authority involving the Domestic Borrower or any Subsidiary thereof or any of their respective properties, assets or businesses and (ii) all actions and proceedings in any court or before any arbitrator reasonably likely to involve a claim for damages in excess of $5,000,000 against the Domestic Borrower or any Subsidiary thereof or any of their respective properties, assets or businesses;

         (b) any notice of any violation received by the Domestic Borrower or any Subsidiary thereof from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws, which in any such case could reasonably be expected to have a Material Adverse Effect;

         (c) any labor controversy that has resulted in, or threatens to result in, a strike or other work action against the Domestic Borrower or any Subsidiary thereof which could reasonably be expected to have a Material Adverse Effect;

         (d) any attachment, judgment, lien, levy or order exceeding $5,000,000 that may be assessed against or threatened against the Domestic Borrower or any Subsidiary thereof;

         (e) (i) any Default or Event of Default, (ii) the occurrence or existence of any event or circumstance that foreseeably will become a Default or Event of Default or (iii) any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default under any Material Contract to which the Domestic Borrower or any of its Subsidiaries is a party or by which the Domestic Borrower or any of its Subsidiaries or any of their respective properties may be bound;

         (f) (i) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof), (ii) all notices received by the Domestic Borrower or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan,
(iii) all notices received by the Domestic Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA unless such liability could not reasonably be expected to have a Material Adverse Effect and (iv) the Domestic Borrower obtaining knowledge or reason to know that the Domestic Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA; and

         (g) any event which makes any of the representations set forth in
Section 7.1 inaccurate in any respect.

         SECTION 8.6 Accuracy of Information. All written information, reports, statements and other papers and data furnished by or on behalf of the Borrowers to any Agent or any Lender whether pursuant to this Article VIII or any other provision of this Agreement, shall, at the time the same is so furnished, comply with the representations and warranties set forth in Section 7.1(x).


                                   ARTICLE IX

                              AFFIRMATIVE COVENANTS

         Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner provided for in Section 15.11, the Domestic Borrower will, and will cause each of its Subsidiaries to:

         SECTION 9.1 Preservation of Corporate Existence and Related Matters. Except as permitted by Section 11.4, preserve and maintain its separate corporate existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect.

         SECTION 9.2 Maintenance of Property. Protect and preserve all properties useful in and material to its business, including copyrights, patents, trade names, service marks and trademarks; maintain in good working order and condition all material buildings, equipment and other tangible real and personal property; and make or cause to be made all renewals, replacements and additions to such property necessary for the conduct of its business, so that the business carried on in connection therewith may be conducted in a commercially reasonable manner.

         SECTION 9.3 Insurance. Maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law and, on the Closing Date and from time to time thereafter, deliver to the Agents upon request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

         SECTION 9.4 Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.

         SECTION 9.5 Payment and Performance of Obligations. Pay and perform all Obligations under this Agreement and the other Loan Documents, and pay or perform (a) all material taxes, assessments and other governmental charges that may be levied or assessed upon




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

it or any of its property, and (b) all other indebtedness, obligations and liabilities in accordance with customary trade practices; provided, that the Domestic Borrower or such Subsidiary may contest any item described in clauses
(a) or (b) of this Section 9.5 in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP.

         SECTION 9.6 Compliance With Laws and Approvals. Observe and remain in compliance in all material respects with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable to the conduct of its business, the failure of which to observe or comply with could reasonably be expected to have a Material Adverse Effect.

         SECTION 9.7 Environmental Laws. In addition to and without limiting the generality of Section 9.6, (a) materially comply with, and ensure such material compliance by all tenants and subtenants, if any, with all applicable Environmental Laws and obtain and materially comply with and maintain, and ensure that all tenants and subtenants, if any, obtain and materially comply with and maintain, any and all material licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, (b) conduct and complete all necessary investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws, and (c) defend, indemnify and hold harmless the Agents and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the presence of Hazardous Materials, or the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of the Domestic Borrower or any such Subsidiary, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

         SECTION 9.8 Compliance with ERISA. In addition to and without limiting the generality of Section 9.6, (a) except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) comply with all material applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, (ii) not take any action or fail to take action the result of which could be a liability to the PBGC or to a Multiemployer Plan, excluding any liability incurred in the ordinary course for plan contributions, PBGC insurance premiums or withdrawal liability that the responsible Person will timely pay or contest pursuant to Applicable Law, (iii) not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code and (iv) operate each Employee Benefit Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any liability to any qualified beneficiary as defined in Section 4980B of the Code and (b) furnish to the Agents upon request such additional information about any Employee Benefit Plan as may be reasonably requested by either of the Agents.



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


         SECTION 9.9 Compliance With Agreements. Comply in all material respects with each term, condition and provision of all material leases, agreements and other instruments entered into in the conduct of its business including, without limitation, any Material Contract; provided, that the Domestic Borrower or any such Subsidiary may contest any such lease, agreement or other instrument in good faith through applicable proceedings so long as adequate reserves are maintained in accordance with GAAP.

         SECTION 9.10 Visits and Inspections. Permit representatives of the Agents or any Lender, from time to time, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

         SECTION 9.11 Additional Subsidiaries.

         (a) Upon (i) the creation or acquisition of any Material Domestic Subsidiary or (ii) any Domestic Subsidiary becoming a Material Domestic Subsidiary or being designated or identified as a Material Domestic Subsidiary in accordance with the terms of this Agreement, cause to be executed and delivered to the Agents (A) a supplement to the Domestic Subsidiary Guaranty Agreement (pursuant to which such Material Domestic Subsidiary shall become party to the Domestic Subsidiary Guaranty Agreement), (B) such closing documents and closing certificates of the type required to be delivered pursuant to
Section 6.2(b), including, without limitation, favorable legal opinions addressed to the Agents and the Lenders in form and substance reasonably satisfactory thereto with respect to such duly executed supplement to the Domestic Subsidiary Guaranty Agreement (and any other applicable Loan Documents to which such Material Domestic Subsidiary shall become party thereto in connection therewith), in each case as may reasonably be requested by the Administrative Agent, and (C) such other documents and certificates as may be requested by the Administrative Agent.

         (b) Upon (i) the creation or acquisition of any Material Canadian Subsidiary or (ii) any Canadian Subsidiary becoming a Material Canadian Subsidiary or being designated or identified as a Material Canadian Subsidiary in accordance with the terms of this Agreement, cause to be executed and delivered to the Agents (A) a supplement to the Canadian Subsidiary Guaranty Agreement (pursuant to which such Material Canadian Subsidiary shall become party to the Canadian Subsidiary Guaranty Agreement), (B) such closing documents and closing certificates of the type required to be delivered pursuant to
Section 6.2(b), including, without limitation, favorable legal opinions addressed to the Agents and the Lenders in form and substance reasonably satisfactory thereto with respect to such duly executed supplement to the Canadian Subsidiary Guaranty Agreement (and any other applicable Loan Documents to which such Material Canadian Subsidiary shall become party thereto in connection therewith), in each case as may reasonably be requested by the Administrative Agent, and (C) such other documents and certificates as may be requested by the Administrative Agent.

         SECTION 9.12 Use of Proceeds. The Borrowers shall use the proceeds of the Extensions of Credit (a) to finance the acquisition of Capital Assets, (b) to refinance existing





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

indebtedness of the Borrowers under the Existing Credit Facility, (c) to finance acquisitions permitted hereunder and (d) for working capital and general corporate requirements of the Borrowers and their Subsidiaries, including the payment of certain fees and expenses incurred in connection with the transactions.

         SECTION 9.13 Further Assurances. Make, execute and deliver all such additional and further acts, things, deeds and instruments as either of the Agents or the Required Lenders (through the Administrative Agent) may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and insure the Agents and the Lenders their respective rights under this Agreement, the Notes, the Letters of Credit and the other Loan Documents.


                                    ARTICLE X

                               FINANCIAL COVENANTS

         Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 15.11, the Domestic Borrower and its Subsidiaries on a Consolidated basis will not:

         SECTION 10.1 Leverage Ratio. As of any fiscal quarter end, permit the ratio of (a) Total Debt on such date to (b) EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such quarter end to be greater than 3.00 to 1.00.

         SECTION 10.2 Fixed Charge Coverage Ratio. As of any fiscal quarter end, permit the ratio of (a) EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date minus Capital Expenditures for such period to (b) Fixed Charges for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such quarter end to be less than 1.25 to 1.00.

         SECTION 10.3 Net Worth. As of the end of any fiscal quarter, permit Net Worth to be less than (a) $260,996,000 plus (b) fifty percent (50%) of Net Income (if positive) for each fiscal quarter ending after March 30, 2002 plus
(c) fifty percent (50%) of Net Cash Proceeds received by the Domestic Borrower or any Subsidiary thereof from any equity issuance after March 30, 2002.


                                   ARTICLE XI

                               NEGATIVE COVENANTS

         Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 15.11, the Domestic Borrower has not and will not permit any of its Subsidiaries to:


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


         SECTION 11.1 Limitations on Debt. Create, incur, assume or suffer to exist any Debt except:

         (a) the Obligations (excluding Hedging Obligations permitted pursuant to Section 11.1(b));

         (b) Debt incurred in connection with a Hedging Agreement with a counterparty and upon terms and conditions (including interest rate) reasonably satisfactory to the Administrative Agent; provided, that any counterparty that is a Lender or an Affiliate of a Lender shall be deemed satisfactory to the Administrative Agent.

         (c) Debt existing on the Closing Date and not otherwise permitted under this Section 11.1, as set forth on Schedule 11.1, and the renewal, refinancing, extension and replacement (but not the increase in the aggregate principal amount) thereof;

         (d) Debt of the Domestic Borrower and its Subsidiaries incurred in connection with Capitalized Leases in an aggregate amount not to exceed $15,000,000 on any date of determination;

         (e) purchase money Debt of the Domestic Borrower and its Subsidiaries in an aggregate amount not to exceed $10,000,000 on any date of determination;

         (f) Guaranty Obligations in favor of the Administrative Agent, for the benefit of the Agents and the Lenders;

         (g) Guaranty Obligations with respect to Debt permitted pursuant to subsections (b) through (e) of this Section 11.1;

         (h) intercompany Debt (i) between the Domestic Borrower and any Material Domestic Subsidiary or between any Material Domestic Subsidiary and any other Material Domestic Subsidiary, (ii) between the Canadian Borrower and any Material Canadian Subsidiary or between any Material Canadian Subsidiary and any other Material Canadian Subsidiary and (iii) between the Domestic Borrower and the Canadian Borrower, between any Material Domestic Subsidiary and the Canadian Borrower, between the Domestic Borrower and any Material Canadian Subsidiary, or between any Material Domestic Subsidiary and any Material Canadian Subsidiary; provided (x) that the net amount of all such intercompany Debt from the Domestic Borrower and any Domestic Subsidiary to any Canadian Subsidiary and vice versa permitted pursuant to clause (iii) shall not exceed $15,000,000 at any time and
(y) nothing in this Section 11.1(h) shall prohibit intercompany Debt of the Domestic Borrower or any Domestic Subsidiary to any Canadian Subsidiary; provided that such intercompany Debt is due within thirty (30) days from the date of the incurrence thereof and does not exceed $50,000,000 in the aggregate at any time; and

         (i) Subordinated Debt;

         (j) Debt not otherwise permitted by this Section 11.1 in an aggregate amount not to exceed the greater of $50,000,000 or ten percent (10%) of Net Worth on any date of determination



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


(provided that the Domestic Borrower and its Subsidiaries shall comply with the Section 4.4(b)(i) in connection with the incurrence of such Debt);

provided, that no agreement or instrument with respect to Debt permitted to be incurred by this Section 11.1 shall restrict, limit or otherwise encumber (by covenant or otherwise) the ability of any Subsidiary of any Borrower to make any payment to such Borrower or any of its Subsidiaries (in the form of dividends, intercompany advances or otherwise) for the purpose of enabling such Borrower to pay the Obligations.

         SECTION 11.2 Limitations on Liens. Create, incur, assume or suffer to exist, any Lien on or with respect to any of its assets or properties (including without limitation shares of capital stock or other ownership interests), real or personal, whether now owned or hereafter acquired, except:

         (a) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

         (b) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than thirty (30) days or (ii) which are being contested in good faith and by appropriate proceedings;

         (c) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation;

         (d) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, detract from the value of such property or impair the use thereof in the ordinary conduct of business;

         (e) Liens of the Administrative Agent, for the benefit of the Agents and the Lenders;

         (f) Liens not otherwise permitted by this Section 11.2 and in existence on the Closing Date and described on Schedule 11.2;

         (g) Liens securing Debt permitted under Sections 11.1(d) and (e); provided that (i) such Liens shall be created substantially simultaneously with the acquisition or lease of the related asset, (ii) such Liens do not at any time encumber any property other than the property financed by such Debt, (iii) the amount of Debt secured thereby is not increased and (iv) the principal amount of Debt secured by any such Lien shall at no time exceed one hundred percent (100%) of the original purchase price or lease payment amount of such property at the time it was acquired; and



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


         (h) Liens not otherwise permitted by this Section 11.2 securing Debt in an aggregate principal amount not to exceed $15,000,000 on any date of determination.

         SECTION 11.3 Limitations on Loans, Advances, Investments and Acquisitions. Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock, interests in any partnership or joint venture (including, without limitation, the creation or capitalization of any Subsidiary), evidence of Debt or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person except:

         (a) (i) investments in Subsidiaries existing on the Closing Date and
(ii) the other loans, advances and investments described on Schedule 11.3 existing on the Closing Date;

         (b) investments in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within one hundred twenty (120) days from the date of acquisition thereof, (ii) commercial paper maturing no more than one hundred twenty (120) days from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc., (iii) certificates of deposit maturing no more than one hundred twenty (120) days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of "A" or better by a nationally recognized rating agency; provided, that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, or (iv) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder;

         (c) investments by the Domestic Borrower or any Subsidiary in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of capital stock, assets or any combination thereof) of any other Person if each such acquisition meets all of the following requirements (provided that, except to the extent that clause (ix)(B) below is applicable, for any acquisition for which the Permitted Acquisition Value is less than $25,000,000, such acquisition must only meet the requirements of clauses (vii) and (viii) below):

                  (i) the Domestic Borrower shall have delivered to the Agents within ten (10) Business Days after the closing date of such acquisition evidence of the approval of the acquisition by the board of directors or equivalent governing body (or the shareholders) of the seller and/or the Person to be acquired, in form and substance satisfactory to the Agents;

                  (ii) the Domestic Borrower shall have delivered to the Agents within ten (10) Business Days after the closing date of such acquisition a description of such acquisition



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

(including, without limitation, a description of the Person or assets to be acquired, the purchase price, the manner of acquisition, the payment structure and any other terms and conditions reasonably required by the Agents) and draft copies of the governing documentation (including, without limitation, the purchase agreement) with respect to such acquisition;

                  (iii) the Domestic Borrower shall have delivered to the Agents on or before the closing date of such acquisition an Officer's Compliance Certificate dated as of the closing date of such acquisition demonstrating, in form and substance reasonably satisfactory thereto, (A) pro forma compliance with each covenant contained in Articles X and XI and (B) that the Person to be acquired shall have positive pro forma cash flow;

                  (iv) the Domestic Borrower shall have delivered to the Agents within ten (10) Business Days after the closing date of such acquisition all documents required to be delivered pursuant to Section 9.11;

                  (v) the Person to be acquired shall engage in a business or the assets to be acquired shall be used in a business described in Section 11.12;

                  (vi) the Domestic Borrower or any Subsidiary shall be the surviving Person and no Change of Control shall have been effected thereby;

                  (vii) no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the acquisition;

                  (viii) the Domestic Borrower shall have delivered to the Agents on or before the closing date of such acquisition evidence that after giving effect to such acquisition, on a pro forma basis, the Leverage Ratio shall be no greater than 2.75 to 1.00; and

                  (ix) for any acquisition for which (A) the Permitted Acquisition Value of such acquisition exceeds $100,000,000 or (B) the Permitted Acquisition Value of all acquisitions (not to include any acquisition consummated prior to the Closing Date) during the most recent period of twelve
(12) consecutive calendar months (including, without limitation, such acquisition) exceeds $125,000,000, (1) the Domestic Borrower shall have obtained the prior written consent of the Administrative Agent and the Required Lenders prior to the consummation of such acquisition and (2) the Domestic Borrower shall deliver to the Agents and the Lenders at least ten (10) Business Days prior to the consummation of such acquisition all documents and other information as may be reasonably requested by the Administrative Agent or the Required Lenders in connection with the proposed acquisition, including, without information, financial information relating to the Person to be acquired, all such documents and information to be in form and substance reasonably satisfactory to the Agents and the Required Lenders;

         (d) Hedging Agreements permitted pursuant to Section 11.1(b);

         (e) intercompany loans and advances in connection with intercompany Debt permitted under Section 11.1(h);


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



         (f) purchases of assets in the ordinary course of business; and

         (g) investments not otherwise permitted by this Section 11.3 made in the ordinary course of business consistent with historical practices not to exceed the greater of $25,000,000 or seven and one-half percent (7.5%) of Net Worth on any date of determination.

         SECTION 11.4 Limitations on Mergers and Liquidation. Merge, consolidate or enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except:

         (a) any Wholly-Owned Subsidiary of the Domestic Borrower may merge with the Domestic Borrower or any other Wholly-Owned Subsidiary of the Domestic Borrower; provided that in any merger involving the Domestic Borrower, the Domestic Borrower shall be the surviving entity;

         (b) any Wholly-Owned Subsidiary of the Domestic Borrower may merge into the Person acquired in connection with an acquisition permitted by Section 11.3(c); provided that the surviving entity shall be a Wholly-Owned Subsidiary of the Domestic Borrower and the Domestic Borrower shall have complied with, or caused compliance with, the terms of Section 9.11; and

         (c) any Wholly-Owned Subsidiary of the Domestic Borrower may wind-up into the Domestic Borrower or any other Wholly-Owned Subsidiary of the Domestic Borrower;

provided that, notwithstanding the foregoing, no Domestic Subsidiary shall be permitted to merge, consolidate or enter into any similar combination with any Subsidiary which is not a Domestic Subsidiary.

         SECTION 11.5 Limitations on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, the sale of any receivables and leasehold interests and any sale-leaseback or similar transaction), whether now owned or hereafter acquired except:

         (a) the sale of inventory in the ordinary course of business;

         (b) the sale of obsolete assets and other assets reasonably determined to be no longer used or usable in the business of the Domestic Borrower or any of its Subsidiaries;

         (c) the transfer of assets to the Domestic Borrower or any Wholly-Owned Subsidiary of the Domestic Borrower pursuant to Section 11.4(c);

         (d) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

         (e) the disposition of any Hedging Agreement; and



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


       (f) the sale of any of its property, business or assets not otherwise permitted by this Section 11.5 in an aggregate amount not to exceed the greater of $50,000,000 or ten percent (10%) of Net Worth during the term of this Agreement (provided that the Domestic Borrower and its Subsidiaries shall comply with the Section 4.4(b)(iii) in connection with any such sale).

         SECTION 11.6 Limitations on Dividends and Distributions. Declare or pay any dividends upon any of its capital stock or any other ownership interests; purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock or other ownership interests, or make any distribution of cash, property or assets among the holders of shares of its capital stock or other ownership interests, or make any change in its capital structure which such change in its capital structure could reasonably be expected to have a Material Adverse Effect; provided that:

         (a) the Domestic Borrower or any Subsidiary may pay dividends in shares of its own capital stock;

         (b) any Subsidiary may pay cash dividends to the Domestic Borrower; and

         (c) the Domestic Borrower may pay cash dividends on its capital stock or repurchase its capital stock in an aggregate amount not to exceed $7,500,000 during any Fiscal Year (provided that no Default or Event of Default shall have occurred and be continuing both before and after giving effect to such dividend or repurchase).

         SECTION 11.7 Limitations on Exchange and Issuance of Capital Stock. Issue, sell or otherwise dispose of any class or series of capital stock that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or passage of time would be,
(a) convertible or exchangeable into Debt or (b) required to be redeemed or repurchased, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due.

         SECTION 11.8 Transactions with Affiliates. Except for transactions permitted by Sections 11.3, 11.6 and 11.7, directly or indirectly (a) make any loan or advance to, or purchase or assume any note or other obligation to or from, any of its officers, directors, shareholders or other Affiliates, or to or from any member of the immediate family of any of its officers, directors, shareholders or other Affiliates, or subcontract any operations to any of its Affiliates or (b) enter into, or be a party to, any other transaction not described in clause (a) above with any of its Affiliates, except pursuant to the reasonable requirements of its business and upon fair and reasonable terms that are no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not its Affiliate.

         SECTION 11.9 Certain Accounting Changes; Organizational Documents.

         (a) Change its Fiscal Year end, or make any change in its accounting treatment and reporting practices except as required by GAAP; or

         (b) Amend, modify or change its articles of incorporation (or corporate charter or other similar organizational documents) or amend, modify or change its bylaws (or other similar documents) in any manner adverse in any respect to the rights or interests of the Lenders.

         SECTION 11.10 Amendments; Payments and Prepayments of Subordinated Debt. Amend or modify (or permit the modification or amendment of) any of the terms or provisions of any Subordinated Debt, or cancel or forgive, make any voluntary or optional payment or prepayment on, or redeem or acquire for value (including, without limitation, by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due) any Subordinated Debt.

         SECTION 11.11     Restrictive Agreements.

         (a) Enter into any Debt which contains any negative pledge on assets or any covenants more restrictive than the provisions of Articles IX, X and XI, or which restricts, limits or otherwise encumbers its ability to incur Liens on or with respect to any of its assets or properties other than the assets or properties securing such Debt.

         (b) Enter into or permit to exist any agreement which impairs or limits the ability of any Subsidiary of any Borrower to pay dividends to any Borrower.

         SECTION 11.12 Nature of Business. Alter in any material respect the character or conduct of the business conducted by the Domestic Borrower and its Subsidiaries as of the Closing Date; provided that the Domestic Borrower and its Subsidiaries shall not be prohibited from expanding into complimentary or related lines of business as determined by the Domestic Borrower and its Subsidiaries in their reasonable discretion.


                                   ARTICLE XII

               UNCONDITIONAL DOMESTIC BORROWER GUARANTY AGREEMENT

         SECTION 12.1 Guaranty of Obligations. The Domestic Borrower hereby unconditionally guarantees to the Administrative Agent, for the benefit of the Agents and the Lenders, and their respective successors, endorsees, transferees and assigns, the prompt payment and performance of all Obligations of the Canadian Borrower, whether primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof) or hereafter increased or incurred, whether or not recovery may be or hereafter becomes barred by the statute of limitations, whether enforceable or unenforceable as against the Borrowers, whether or not discharged, stayed or otherwise affected by any bankruptcy, insolvency or other similar law or proceeding, whether created directly with the Administrative Agent or any Lender or acquired by the Administrative Agent or any Lender through assignment, endorsement or otherwise, whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory repayment or otherwise), in accordance with the terms of any such instruments evidencing any

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
such Obligations, including all renewals, extensions or modifications thereof (all Obligations of the Canadian Borrower, including all of the foregoing, being hereinafter collectively referred to as the "Guaranteed Obligations").

         SECTION 12.2 Nature of Guaranty. The Domestic Borrower agrees that this Domestic Borrower Guaranty Agreement is a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Domestic Borrower Guaranty Agreement shall be primary, absolute and unconditional, irrespective of, and unaffected by:

         (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement or any other Loan Document or any other agreement, document or instrument to which any Borrower is or may become a party;

         (b) any structural change in, restructuring of or other similar change of any Borrower or any Subsidiary thereof;

         (c) the absence of any action to enforce this Domestic Borrower Guaranty Agreement, this Agreement or any other Loan Document or the waiver or consent by the Administrative Agent or any Lender with respect to any of the provisions of this Domestic Borrower Guaranty Agreement, this Agreement or any other Loan Document;

         (d) the existence, value or condition of, or failure to perfect its Lien against, any security for or other guaranty of the Guaranteed Obligations or any action, or the absence of any action, by the Administrative Agent or any Lender in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty); or

         (e) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;

it being agreed by the Domestic Borrower that its obligations under this Domestic Borrower Guaranty Agreement shall not be discharged until the final and indefeasible payment and performance, in full, of the Guaranteed Obligations and the termination of the Commitments. The Domestic Borrower expressly waives all rights it may now or in the future have under any statute (including without limitation North Carolina General Statutes Section 26-7, et seq. or similar law), or at law or in equity, or otherwise, to compel the Administrative Agent or any Lender to proceed in respect of the Guaranteed Obligations against any Borrower or any other party or against any security for or other guaranty of the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, the Domestic Borrower. The Domestic Borrower further expressly waives and agrees not to assert or take advantage of any defense based upon the failure of the Administrative Agent or any Lender to commence an action in respect of the Guaranteed Obligations against any Borrower or any other party or any security for the payment and performance of the Guaranteed Obligations. The Domestic Borrower agrees that any notice or directive given at any time to the Administrative Agent or any Lender which is inconsistent with the waivers in the preceding two sentences shall be null and void and may be ignored by the Administrative Agent or such




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Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Domestic Borrower Guaranty Agreement for the reason that such pleading or introduction would be at variance with the written terms of this Domestic Borrower Guaranty Agreement, unless the Administrative Agent and the Required Lenders have specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and, but for this Domestic Borrower Guaranty Agreement and such waivers, the Administrative Agent and the Lenders would decline to enter into this Agreement.

         SECTION 12.3 Demand by the Administrative Agent. In addition to the terms set forth in Section 12.2, and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Guaranteed Obligations under this Agreement are declared to be immediately due and payable, then the Domestic Borrower shall, upon demand in writing therefor by the Administrative Agent to the Domestic Borrower, pay all or such portion of the outstanding Guaranteed Obligations then declared due and payable. Payment by the Domestic Borrower shall be made to the Administrative Agent, to be credited and applied upon the Guaranteed Obligations, in immediately available funds to an account designated by the Administrative Agent or at the Administrative Agent's Office or at any other address that may be specified in writing from time to time by the Administrative Agent.

         SECTION 12.4 Waivers. In addition to the waivers contained in Section 12.2, the Domestic Borrower waives, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Domestic Borrower of its obligations under, or the enforcement by the Administrative Agent or the Lenders of, this Domestic Borrower Guaranty Agreement. The Domestic Borrower further hereby waives diligence, presentment, demand, protest and notice of whatever kind or nature with respect to any of the Guaranteed Obligations and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Domestic Borrower Guaranty Agreement. The Domestic Borrower represents, warrants and agrees that its obligations under this Domestic Borrower Guaranty Agreement are not and shall not be subject to any counterclaims, offsets or defenses of any kind against the Administrative Agent, the Lenders or the Borrowers whether now existing or which may arise in the future.

         SECTION 12.5 Modification of Loan Documents etc. If the Administrative Agent or the Lenders shall, in compliance with the terms and conditions of this Agreement, at any time or from time to time:

         (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

         (b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, in equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

         (c) amend or modify, in any manner whatsoever, the Loan Documents;


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         (d) extend or waive the time for performance by the Domestic Borrower, the Canadian Borrower, the Material Subsidiaries or any other Person of, or compliance with, any term, covenant or agreement on its part to be performed or observed under a Loan Document (other than this Domestic Borrower Guaranty Agreement), or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

         (e) take and hold security or collateral for the payment of the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Administrative Agent or any Lender has been granted a Lien, to secure any Debt of the Domestic Borrower, the Canadian Borrower or the Material Subsidiaries to the Administrative Agent or any Lender;

         (f) release anyone who may be liable in any manner for the payment of any amounts owed by the Domestic Borrower, the Canadian Borrower or the Material Subsidiaries to the Administrative Agent or any Lender;

         (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of the Domestic Borrower, the Canadian Borrower or the Material Subsidiaries are subordinated to the claims of the Administrative Agent or any Lender; or

         (h) apply any sums by whomever paid or however realized to any amounts owing by the Domestic Borrower, the Canadian Borrower or the Material Subsidiaries to the Administrative Agent or any Lender on account of the Obligations in such manner as the Administrative Agent or any Lender shall determine in its reasonable discretion;

then neither the Administrative Agent nor any Lender shall incur any liability to the Domestic Borrower as a result thereof, and no such action shall impair or release the obligations of the Domestic Borrower under this Domestic Borrower Guaranty Agreement.

         SECTION 12.6 Reinstatement. The Domestic Borrower agrees that, if any payment made by any Borrower, any Material Subsidiary or any other Person applied to the Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any collateral are required to be returned by the Administrative Agent or any Lender to any Borrower, its estate, trustee, receiver or any other party, including, without limitation, the Domestic Borrower or any Material Subsidiary, under any Applicable Law or equitable cause, then, to the extent of such payment or repayment, the Domestic Borrower's liability hereunder (and any Lien or collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Domestic Borrower Guaranty Agreement shall have been canceled or surrendered (and if any Lien or collateral securing the Domestic Borrower's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Domestic Borrower Guaranty Agreement (and such Lien or collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect



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the obligations of the Domestic Borrower in respect of the amount of such payment (or any Lien or collateral securing such obligation).

         SECTION 12.7 No Subrogation. Until all amounts owing to the Administrative Agent and the Lenders on account of the Obligations are paid in full and the Commitments are terminated, the Domestic Borrower hereby waives any claims or other rights which it may now or hereafter acquire against any Borrower that arise from the existence or performance of the Domestic Borrower's obligations under this Domestic Borrower Guaranty Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, any right to participate in any claim or remedy of the Administrative Agent or the Lenders against any Borrower or any collateral which the Administrative Agent or the Lenders now have or may hereafter acquire, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from any Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Domestic Borrower on account of such rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Domestic Borrower in trust for the Administrative Agent, segregated from other funds of the Domestic Borrower, and shall, forthwith upon receipt by the Domestic Borrower, be turned over to the Administrative Agent in the exact form received by the Domestic Borrower (duly indorsed by the Domestic Borrower to the Administrative Agent, if required) to be applied against the Obligations, whether matured or unmatured, in such order as set forth herein.


                                  ARTICLE XIII

                              DEFAULT AND REMEDIES

         SECTION 13.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

         (a) Default in Payment of Principal of Loans and Reimbursement Obligations. Any Borrower shall default in any payment of principal of any Loan, Note or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise).

         (b) Other Payment Default. Any Borrower shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan, Note or Reimbursement Obligation or the payment of any other Obligation, and such default shall continue unremedied for five (5) Business Days.

         (c) Misrepresentation. Any representation or warranty made or deemed to be made by the Domestic Borrower or any of its Subsidiaries under this Agreement, any other Loan Document or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made or deemed made.


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


         (d) Default in Performance of Certain Covenants. The Domestic Borrower or any of its Subsidiaries shall default in the performance or observance of any covenant or agreement contained in Sections 8.1, 8.2 or 8.5(e)(i) or Articles X or XI of this Agreement.

         (e) Default in Performance of Other Covenants and Conditions. The Domestic Borrower or any of its Subsidiaries thereof shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 13.1) or any other Loan Document and such default shall continue for a period of thirty (30) days after written notice thereof has been given to the Domestic Borrower, on behalf of itself and the Canadian Borrower, by the Administrative Agent.

         (f) Hedging Agreement. Any Borrower shall default in the performance or observance of any terms, covenant, condition or agreement (after giving effect to any applicable grace or cure period) under any Hedging Agreement with a termination value in excess of $5,000,000 and such default causes the termination of such Hedging Agreement or permits any counterparty to such Hedging Agreement to terminate any such Hedging Agreement.

         (g) Debt Cross-Default. The Domestic Borrower or any of its Subsidiaries shall (i) default in the payment of any Debt (other than the Notes or any Reimbursement Obligation) the aggregate outstanding amount of which Debt is in excess of $5,000,000 beyond the period of grace if any, provided in the instrument or agreement under which such Debt was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Debt (other than the Notes or any Reimbursement Obligation) the aggregate outstanding amount of which Debt is in excess of $5,000,000 or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, any such Debt to become due prior to its stated maturity (any applicable grace period having expired).

         (h) Other Cross-Defaults. The Domestic Borrower or any of its Subsidiaries shall default in the payment when due, or in the performance or observance, of any obligation or condition of any Material Contract unless, but only as long as, the existence of any such default is being contested by the Domestic Borrower or any such Subsidiary in good faith by appropriate proceedings and adequate reserves in respect thereof have been established on the books of the Domestic Borrower or such Subsidiary to the extent required by GAAP.

         (i) Change in Control. (A) Any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended), other than Richard M. Fink or a control group of which Richard M. Fink is a member, shall obtain ownership or control in one or more series of transactions of more than twenty-five percent (25%) of the voting power of the Domestic Borrower entitled to vote in the election of members of the board of directors of the Domestic Borrower, (B) a change in the majority of the board of directors of the Domestic Borrower occurring during any six (6) month period, or (C) there shall have occurred under any indenture or other instrument evidencing any Debt in excess of $5,000,000 any "change in



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


control" (as defined in such indenture or other evidence of Debt) obligating the Domestic Borrower to repurchase, redeem or repay all or any part of the Debt or capital stock provided for therein (any such event in (A) through (C) above, a "Change in Control"). For purposes of this Section 13.1(i), a control group of which Richard M. Fink is a member shall include his spouse, direct or indirect lineal descendants and any trust created for the benefit of any such persons.

         (j) Voluntary Bankruptcy Proceeding. The Domestic Borrower or any Subsidiary thereof shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts,
(iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

         (k) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against the Domestic Borrower or any Subsidiary thereof in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for the Domestic Borrower or any Subsidiary thereof or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

         (l) Failure of Agreements. Any material provision of this Agreement, the Notes, the Domestic Borrower Guaranty Agreement or any Subsidiary Guaranty Agreement shall for any reason cease to be valid and binding on the Domestic Borrower or any of its Material Subsidiaries party thereto or any such Person shall so state in writing, other than in accordance with the express terms hereof or thereof.

         (m) Termination Event. The occurrence of any of the following events:
(i) the Domestic Borrower or any ERISA Affiliate fails to make full payment when due of all material amounts which, under the provisions of any Pension Plan or
Section 412 of the Code, the Domestic Borrower or any ERISA Affiliate is required to pay as contributions thereto, (ii) an accumulated funding deficiency in excess of $5,000,000 occurs or exists, whether or not waived, with respect to any Pension Plan, (iii) a Termination Event or (iv) the Domestic Borrower or any ERISA Affiliate as employers under one or more Multiemployer Plans makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of such Multiemployer Plans notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payments in an amount exceeding $5,000,000.



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


         (n) Judgment. A judgment or order for the payment of money which causes the aggregate amount of all such judgments to exceed $5,000,000 in any Fiscal Year shall be entered against the Domestic Borrower or any of its Subsidiaries by any court and such judgment or order shall continue without discharge or stay for a period of thirty (30) days.

         (o) Environmental. Any one or more Environmental Claims shall have been asserted against the Domestic Borrower or any of its Subsidiaries; the Domestic Borrower and its Subsidiaries would be reasonable likely to incur liability as a result thereof; and such liability would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

         (p) Ownership of Canadian Borrower. The Canadian Borrower shall no longer be a Subsidiary of the Borrower.

         SECTION 13.2 Remedies. Upon the occurrence of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Domestic Borrower, on behalf of itself and the Canadian Borrower:

         (a) Acceleration; Termination of Facilities. Declare the principal of and interest on the Loans, the Notes and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Agents under this Agreement or any of the other Loan Documents (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented or shall be entitled to present the documents required thereunder) and all other Obligations (other than Hedging Obligations), to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, or terminate the Credit Facility and any right of the Borrowers to request borrowings or Letters of Credit thereunder, or both; provided, that upon the occurrence of an Event of Default specified in Section 13.1(j) or (k), the Credit Facility shall be automatically terminated and all Obligations (other than Hedging Obligations) shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or in any other Loan Document to the contrary notwithstanding.

         (b) Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration or the termination of the Credit Facility pursuant to the preceding paragraph, require the Borrowers at such time to, and the Borrowers shall, deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit issued for the account of such Borrower. The Borrowers hereby grant to the Administrative Agent, for the benefit of the Agents and the Lenders, a security interest in such cash collateral account and all amounts deposited therein and all proceeds thereof as security for the Obligations. Amounts deposited in such cash collateral account by each Borrower shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit issued for the account of such Borrower, and the unused portion thereof after all such Letters of


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


Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Obligations of such Borrower on a pro rata basis. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the applicable Borrower.

         (c) Rights of Collection. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Obligations.

         SECTION 13.3 Rights and Remedies Cumulative; Non-Waiver; etc. The enumeration of the rights and remedies of the Agents and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Agents and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent, the Syndication Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrowers, the Agents and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.

         SECTION 13.4. Judgment Currency. The obligation of the Borrowers to make payments of the principal of and interest on the Loans, the Notes and the Reimbursement Obligations and the obligation of any such Person to make payments of any other amounts payable hereunder or pursuant to any other Loan Document in the currency specified for such payment shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any other currency, except to the extent that such tender or recovery shall result in the actual receipt by each of the Administrative Agent, the Syndication Agent and the Lenders of the full amount of the particular Permitted Currency expressed to be payable pursuant to the applicable Loan Document. The Administrative Agent shall, using all amounts obtained or received from the Borrowers pursuant to any such tender or recovery in payment of principal of and interest on the Obligations, promptly purchase the applicable currency at the most favorable spot exchange rate determined by the Administrative Agent to be available to it. The obligation of the Borrowers to make payments in the applicable currency shall be enforceable as an alternative or additional cause of action solely for the purpose of recovering in the applicable currency the amount, if any, by which such actual receipt shall fall short of the full amount of the currency expressed to be payable pursuant to the applicable Loan Document.




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                                   ARTICLE XIV

                                   THE AGENTS

         SECTION 14.1 Appointment; Nature of Relationship. Bank One is hereby appointed by each of the Lenders as its contractual representative to serve as the sole and exclusive Administrative Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. Wachovia is hereby appointed by each of the Lenders as its contractual representative to serve as the sole and exclusive Syndication Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Syndication Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Agents agree to act as such contractual representatives upon the express conditions contained in this Article XIV. Notwithstanding the use of the defined terms "administrative agent," "syndication agent" or "agent," it is expressly understood and agreed that neither the Administrative Agent nor the Syndication Agent shall have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Agents are merely acting as the contractual representatives of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In respective capacities as the Lenders' contractual representatives, the Agents
(i) do not hereby assume any fiduciary duties to any of the Lenders, (ii) are both a "representative" of the Lenders within the meaning of the term "secured party" as defined in the UCC and (iii) are acting as independent contractors, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Agents or either of them on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

         SECTION 14.2 Powers. The Agents shall have and may exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to the Agents by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Agents shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action hereunder or thereunder, except any action specifically provided by this Agreement and the other Loan Documents to be taken by the applicable Agent.

         SECTION 14.3 General Immunity. Neither the Agents nor any of their respective directors, officers, agents or employees shall be liable to any Borrower or any Lender for any action taken or omitted to be taken by them under this Agreement or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

         SECTION 14.4 No Responsibility for Loan, Recitals, etc. Neither the Agents nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify
(a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or



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


observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by any Borrower, any Material Subsidiary or any other obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article VI, except receipt of items required to be delivered solely to the Agents; (d) the existence or possible existence of any Default or Event of Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith;
(f) the value, sufficiency, creation, perfection or priority of any Lien on any collateral security; or (g) the financial condition of any Borrower, any Material Subsidiary or any other guarantor of any of the Obligations or of any of their respective Subsidiaries. The Agents shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrowers to the Agents at such time, but is voluntarily furnished by the Borrowers to the Agents (either in their capacity as an Agent or in their individual capacity).

         SECTION 14.5 Action on Instructions of Lenders. The Agents shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Agents shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. The Agents shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         SECTION 14.6 Employment of Agents and Counsel. The Agents may execute any of their respective duties as an Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by them or their respective authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agents shall be entitled to advice of counsel concerning the contractual arrangement between the Agents and the Lenders and all matters pertaining to the Agents' respective duties hereunder and under any other Loan Document.

         SECTION 14.7 Reliance on Documents; Counsel. The Agents shall be entitled to rely upon any note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed thereby to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by either of the Agents, which counsel may be employees of either of the Agents.

         SECTION 14.8 Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify each of the Agents ratably in proportion to the Lenders' respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (a) for any amounts not reimbursed by the Domestic Borrower or Canadian Borrower, as applicable, for which either of the Agents is




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entitled to reimbursement by such Borrower under the Loan Documents, (b) for any other expenses incurred by the Agents' on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by the Agents in connection with any dispute between the Agents and any Lender or between two or more of the Lenders) and (c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against either of the Agents in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Agents in connection with any dispute between the Agents and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that (i) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Agents and (ii) any indemnification required pursuant to Section 5.11, 5.12, 5.13 or 5.14 may, notwithstanding the provisions of this Section 14.8, be paid by the relevant Lender in accordance with the provisions thereof. The obligations of the Lenders under this Section 14.8 shall survive payment of the Obligations and termination of this Agreement.

         SECTION 14.9 Notice of Default. Neither of the Agents shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received written notice from a Lender or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders.

         SECTION 14.10 Rights as a Lender. In the event that either Agent is a Lender, the Agents shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Extensions of Credit as any Lender and may exercise the same as though it were not an Agent, and the term "Lender" or "Lenders" shall, at any time when either Agent is a Lender, unless the context otherwise indicates, include such Agent in its individual capacity. The Agents and their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with any Borrower or any of their respective Subsidiaries in which any Borrower or any Subsidiary is not restricted hereby from engaging with any other Person. The Agents, in their individual capacity, are not obligated to remain Lenders.

         SECTION 14.11 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agents, any Affiliate of either of the Agents or any other Lender and based on the financial statements prepared by the Borrowers and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agents, any Affiliate of either of the Agents or any other Lender and based on such documents and information as it shall



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deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         SECTION 14.12 Successor Agents. Either of the Agents may resign at any time by giving written notice thereof to the Lenders and the Domestic Borrower, on behalf of itself and the Canadian Borrower, such resignation to be effective upon the appointment of a successor Administrative Agent or Syndication Agent, as applicable, or, if no successor Agent has been appointed, forty-five (45) days after the retiring Agent gives notice of its intention to resign. Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Borrowers and the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders within thirty (30) days after the resigning Agent's giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Borrowers and the Lenders, a successor Agent. Notwithstanding the previous sentence, either of the Agents may at any time without the consent of any Borrower or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Agent hereunder. If either of the Agents has resigned and no successor Agent has been appointed, the Lenders may perform all the duties of such Agent hereunder and the Borrowers and Lenders shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent. Upon the effectiveness of the resignation of an Agent, the resigning Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation of an Agent, the provisions of this Article XIV shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as an Agent hereunder and under the other Loan Documents. In the event that there is a successor to the Administrative Agent by merger, or the Administrative Agent assigns its duties and obligations to an Affiliate pursuant to this Section 14.12, then the term "Prime Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administrative Agent.

         SECTION 14.13 Delegation to Affiliates. The Borrowers and the Lenders agree that the Agents may delegate any of their respective duties under this Agreement to any of their respective Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Agents are entitled under Articles XIV and XV.



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                                   ARTICLE XV

                                  MISCELLANEOUS

         SECTION 15.1 Notices.

         (a) Method of Communication. Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing (for purposes hereof, the term "writing" shall include information in electronic format such as electronic mail and internet web pages), or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via electronic mail, posting on an internet web page, telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by electronic mail, posting on an internet web page, telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the third Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to the Administrative Agent as understood by the Administrative Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

         (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

         If to the Domestic Borrower
           (on behalf of itself and
            the Canadian Borrower):         G&K Services Inc.
                                            5995 Opus Parkway, Suite 500
                                            Minnetonka, Minnesota 55343
                                            Attention: Glenn Stolt, Treasurer
                                            Telephone No.:  (952) 912-5870
                                            Telecopy No.:  (952) 912-5950

         With copies to:                    Maslon Edelman Borman & Brand, LLP
                                            3300 Wells Fargo Center
                                            90 South 7th Street
                                            Minneapolis, MN  55402
                                            Attention: Clark T. Whitmore
                                            Telephone No.: (612) 672-8335
                                            Telecopy No.:  (612) 642-8335

         If to Bank One as                  Bank One, NA
          Administrative Agent:             1 Bank One Plaza
                                            Chicago, Illinois 60670
                                            Attention: Jenny Gilpin
                                            Telephone No.: (312) 732-5867
                                            Telecopy No.: (312) 732-1117



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


         With copies to:                    Bank One, NA
                                            1 Bank One Plaza
                                            Mail Suite IL1-0287
                                            Chicago, Illinois 60670
                                            Attention:  Mark Krauskopf
                                            Telephone No.:  (312) 732-4234
                                            Telecopy No.:  (312) 732-3596

         and:                               Kennedy Covington Lobdell & Hickman,
                                            L.L.P.
                                            100 North Tryon Street, 42nd Floor
                                            Charlotte, North Carolina 28288
                                            Attention:  Dean A. Warren
                                            Telephone No.:  (704) 331-7414
                                            Telecopy No.:   (704) 331-7598

         If to Wachovia as                  Wachovia Bank, National Association
          Syndication Agent:                Charlotte Plaza, CP-17
                                            201 South College Street
                                            Charlotte, North Carolina 28288-0680
                                            Attention:  Global Corporate Banking
                                            Operations
                                            Telecopy No.: (704) 374-2802

         With copies to:                    Wachovia Bank, National Association
                                            One Wachovia Center
                                            301 South College Street, 5th Floor,
                                            NC0760
                                            Charlotte, North Carolina 28288
                                            Attention:  Laura Smith
                                            Telephone No.:  (704) 383-9832
                                            Telecopy No.:  (704) 383-7611

         If to any Lender:                  To the address set forth on Schedule
                                            1.1(a) hereto

         (c) Administrative Agent's Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Domestic Borrower, on behalf of itself and the Canadian Borrower, and Lenders, as the Administrative Agent's Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit issued, except for Alternative Currency Loans, to which payments due are to be made at the office of the Administrative Agent's Correspondent.

         SECTION 15.2 Expenses; Indemnity. The Borrowers will (a) pay all reasonable out-of-pocket expenses (including, without limitation, all costs of electronic or internet distribution of any information hereunder) of each Agent in connection with (i) the preparation, execution and delivery of this Agreement and each other Loan Document, whenever the same shall be executed and delivered, including, without limitation, all out-of-pocket syndication and due diligence expenses and reasonable fees and disbursements of counsel for each Agent and
(ii) the preparation,



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



execution and delivery of any waiver, amendment or consent by the Agents or the Lenders relating to this Agreement or any other Loan Document, including, without limitation, reasonable fees and disbursements of counsel for each Agent,
(b) pay all reasonable out-of-pocket expenses of each Agent and each Lender actually incurred in connection with the administration and enforcement of any rights and remedies of the Agents and Lenders under the Credit Facility (including, without limitation, reasonable fees and disbursements of counsel for each Agent and each Lender), including, without limitation, in connection with any workout, restructuring, bankruptcy or other similar proceeding, creating and perfecting Liens in favor of Administrative Agent on behalf of Lenders pursuant to any Loan Document, enforcing any Obligations of, or collecting any payments due from, the Borrowers or any Material Subsidiary by reason of an Event of Default (including in connection with the sale of, collection from, or other realization upon any collateral or the enforcement of the Domestic Borrower Guaranty Agreement or the Subsidiary Guaranty Agreement), consulting with appraisers, accountants, engineers, attorneys and other Persons concerning the nature, scope or value of any right or remedy of any Agent or any Lender hereunder or under any other Loan Document or any factual matters in connection therewith, which expenses shall include, without limitation, the reasonable fees and disbursements of such Persons, and (c) defend, indemnify and hold harmless the Agents and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses, suffered by any such Person in connection with any claim (including, without limitation, any Environmental Claims), investigation, litigation or other proceeding (whether or not any Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Loans, this Agreement, any other Loan Document, or any documents, reports or other information provided to any Agent or any Lender or contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, including, without limitation, reasonable attorney's and consultant's fees, except to the extent that any of the foregoing is determined in a final non-appealable judgment by a court of competent jurisdiction to have directly resulted from the gross negligence or willful misconduct of the party seeking indemnification therefor.

         SECTION 15.3 Set-off.

         (a) In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders, their Affiliates and any assignee or participant of a Lender in accordance with Section 15.10 are hereby authorized by the Borrowers at any time or from time to time, without notice to the Borrowers or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, their Affiliates, or any such assignee or participant to or for the credit or the account of the Borrowers against and on account of the Obligations irrespective of whether or not (a) the Lenders shall have made any demand under this Agreement or any of the other Loan Documents or (b) the Administrative Agent shall have declared any or all of the Obligations to be due and payable as permitted by Section 13.2 and although such Obligations shall be contingent or unmatured. Notwithstanding the preceding sentence, each Lender agrees to notify the Domestic Borrower, on behalf of itself and the Canadian Borrower, and the Agents after any such set-off and application; provided, that the failure to give such notice shall not affect the validity of such set-off and application.

         (b) Any amount to be set-off pursuant to Section 15.3(a) shall be denominated in Dollars and any amount denominated in an Alternative Currency shall be in an amount equal to the Dollar Amount of such amount at the most favorable spot exchange rate determined by the Administrative Agent to be available to it; provided that if at the time of any such determination no such spot exchange rate can reasonably be determined, the Administrative Agent may use any reasonable method as it deems applicable to determine such rate, any such determination to be conclusive absent manifest error.

         (c) Each Lender and any assignee or participant of such Lender in accordance with Section 15.10 are hereby authorized by the Borrowers to combine currencies, as deemed necessary by such Person, in order to effect any set-off pursuant to Section 15.3(a).

         SECTION 15.4 Governing Law. This Agreement, the Notes and the other Loan Documents, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

         SECTION 15.5 Jurisdiction and Venue.

         (a) Jurisdiction. The Borrowers hereby irrevocably consent to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina and Cook County, Illinois (and any courts from which an appeal from any of such courts must or may be taken), in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Notes and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. The Borrowers hereby irrevocably consent to the service of a summons and complaint and other process in any action, claim or proceeding brought by any Agent or any Lender in connection with this Agreement, the Notes or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in
Section 14.1. Nothing in this Section 14.5 shall affect the right of any Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of any Agent or any Lender to bring any action or proceeding against any Borrower or its properties in the courts of any other jurisdictions.

         (b) Venue. The Borrowers hereby irrevocably waive any objection they may have now or in the future to the laying of venue in the aforesaid jurisdiction in any action, claim or other proceeding arising out of or in connection with this Agreement, any other Loan Document or the rights and obligations of the parties hereunder or thereunder. The Borrowers irrevocably waive, in connection with such action, claim or proceeding, any plea or claim that the action, claim or other proceeding has been brought in an inconvenient forum.


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



         SECTION 15.6 Binding Arbitration; Waiver of Jury Trial.

         (a) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement or any other Loan Document ("Disputes"), between or among parties hereto and to the other Loan Documents shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, disputes as to whether a matter is subject to arbitration, or claims concerning any aspect of the past, present or future relationships arising out of or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitations shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding anything foregoing to the contrary, any arbitration proceeding demanded hereunder shall begin within ninety (90) days after such demand thereof and shall be concluded within one-hundred twenty (120) days after such demand. These time limitations may not be extended unless a party hereto shows cause for extension and then such extension shall not exceed a total of sixty (60) days. The panel from which all arbitrators are selected shall be comprised of licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The parties hereto do not waive any applicable Federal or state substantive law except as provided herein. Notwithstanding the foregoing, this paragraph shall not apply to any Hedging Agreement.

         (b) Jury Trial. EACH AGENT, EACH LENDER AND EACH BORROWER HEREBY ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

         (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto and the other Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under Applicable Law or by judicial foreclosure and sale, including a proceeding to confirm the sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         SECTION 15.7 Reversal of Payments. To the extent any Borrower makes a payment or payments to the Administrative Agent, for the benefit of the Agents and the Lenders, or the Administrative Agent receives any payment or proceeds of any collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

         SECTION 15.8 Injunctive Relief; Punitive Damages.

         (a) The Borrowers recognize that, in the event any Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrowers agree that the Lenders, at the Lenders' option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         (b) The Agents, the Lenders and the Borrowers (on behalf of themselves and their Subsidiaries) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.

         SECTION 15.9 Accounting Matters. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that, if the Domestic Borrower, on behalf of itself and the Canadian Borrower, notifies the Agents that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Agents notify the Domestic Borrower, on behalf of itself and the Canadian Borrower, that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance therewith.




                                      102
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         SECTION 15.10 Successors and Assigns; Participations.

         (a) Benefit of Agreement. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrowers and the Lenders and their respective successors and assigns permitted hereby, except that (i) the Borrowers shall not have the right to assign their respective rights or obligations under the Loan Documents without the prior written consent of each Lender, (ii) any assignment by any Lender must be made in compliance with Section 15.10(b), and (iii) any transfer by participation must be made in compliance with Section 15.10(c). Any attempted assignment or transfer by any party not made in compliance with Section 15.10(b) shall be null and void, unless such attempted assignment or transfer is treated as a participation in accordance with Section 15.10(c). The parties to this Agreement acknowledge that clause (ii) of this Section 15.10(a) relates only to absolute assignments and this Section 15.10 does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or (y) in the case of a Lender which is a Approved Fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 15.10(b). The Administrative Agent may treat the Person which made any Extension of Credit or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 15.10(b); provided, however, that the Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Extension of Credit or which holds any Note to direct payments relating to such Extension of Credit or Note to another Person. Any assignee of the rights to any Extension of Credit or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Extension of Credit (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Extension of Credit.

         (b) Assignment by Lenders.

                  (i) Assignment. Any Lender may at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents. Such assignment shall be evidenced by an Assignment and Acceptance substantially in the form of Exhibit G (an "Assignment and Acceptance") or shall be in such other form as may be agreed to by the parties thereto. Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate of a Lender or an Approved Fund shall either be in an amount equal to the entire applicable Commitment and Extensions of Credit Loans of the assigning Lender or (unless each of the Domestic Borrower, on behalf of itself and the Canadian Borrower, and the Administrative Agent otherwise consents) be in an aggregate amount not less than $5,000,000. The amount of the assignment shall be based on the Revolving Credit Commitment or Term Loan Commitment, as applicable, or, if such Commitment has been terminated, the outstanding Revolving Credit Loans or Term Loans, as applicable, subject to the




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


assignment, determined as of the date of such assignment or as of the effective date specified in the Assignment and Acceptance.

                  (ii) Consents. The consent of the Domestic Borrower, on behalf of itself and the Canadian Borrower, and the Administrative Agent shall be required prior to an assignment becoming effective unless the Purchaser is a Lender, an Affiliate of a Lender or an Approved Fund; provided that the consent of the Domestic Borrower, on behalf of itself and the Canadian Borrower, shall not be required if a Default or Event of Default has occurred and is continuing. Any consent required under this clause (ii) shall not be unreasonably withheld or delayed.

                  (iii) Effect; Effective Date. Upon (A) delivery to the Agents of an Assignment and Acceptance, together with any consents required by Section 15.10(b)(ii), and (B) payment of a $3,500 fee to the Administrative Agent for processing such assignment (unless such fee is waived by the Administrative Agent), such assignment shall become effective on the effective date specified in such Assignment and Acceptance. The Assignment and Acceptance shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and/or Extensions of Credit Loans under the applicable Assignment and Acceptance constitutes "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party thereto, and the transferor Lender shall be released with respect to the Commitment and/or Loans assigned to such Purchaser without any further consent or action by the Borrowers, the Lenders or the Agents. In the case of an assignment covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a Lender hereunder but shall continue to be entitled to the benefits of, and subject to, those provisions of this Agreement and the other Loan Documents which survive payment of the Obligations and termination of the applicable agreement. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 15.10(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 15.10(c). Upon the consummation of any assignment to a Purchaser pursuant to this Section 15.10(b), the transferor Lender, the Administrative Agent and the Borrowers shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments and/or Loans, as adjusted pursuant to such assignment.

                  (iv) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at one of its offices in Chicago, Illinois a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Extensions of Credit Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Agents and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Domestic Borrower, on behalf of itself and the Canadian Borrower, the Syndication Agent or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (c) Participations.

                  (i) Permitted Participants; Effect. Any Lender may at any time sell to one or more banks or other entities ("Participants") participating interests in any Extension of Credit owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Extensions of Credit and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrowers under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrowers and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

                  (ii) Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Extension of Credit or Commitment in which such Participant has an interest which would require consent of all of the Lenders pursuant to the terms of Section 15.11 or of any other Loan Document.

                  (iii) Benefit of Certain Provisions. The Borrowers agree that each Participant shall be deemed to have the right of setoff provided in Section
15.3 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 15.3 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 15.3, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 5.7 as if each Participant were a Lender. The Borrower further agrees that each Participant shall be entitled to the benefits of Sections 5.11, 5.12, 5.13 and 5.14 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 15.10(b), provided that (i) a Participant shall not be entitled to receive any greater payment under Section 5.11, 5.12, 5.13 or 5.14 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of the Domestic Borrower, on behalf of itself and the Canadian Borrower, and (ii) any Participant not incorporated under the laws of the United States of America or any

State thereof agrees to comply with the provisions of Section 5.14 to the same extent as if it were a Lender.

         (d) Disclosure of Information; Confidentiality. The Agents and the Lenders shall hold all non-public information with respect to the Borrowers obtained pursuant to the Loan Documents in accordance with their customary procedures for handling confidential information; provided, that the Agents may disclose information relating to this Agreement to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information customarily found in such publications; and provided further, that the Agents and Lenders may disclose any such information (i) to their Affiliates and to other Agents, Lenders and their respective Affiliates, (ii) to legal counsel, accountants, and other professional advisors to the Agents and the Lenders or to a Purchaser or Participant, (iii) to regulatory officials, (iv) to any Person as requested pursuant to or as required by law, regulation, or legal process, (v) to any Person in connection with any legal proceeding to which any Agent or any Lender is a party, (vi) to any Agent's or any Lender's direct or indirect contractual counterparties in Hedging Agreements or to legal counsel, accountant and other professional advisors to such counterparties, (vii) to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law and any prospective Participant or Purchaser (provided such Participant, Purchaser or other Person agrees to be bound by this Section 15.10(d)) and (viii) to rating agencies if requested or required by such agencies in connection with a rating relating to the Extensions of Credit hereunder. Any Lender may, in connection with any assignment, proposed assignment, participation or proposed participation pursuant to this Section 15.10, disclose to the assignee, participant, proposed assignee or proposed participant, any information relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers; provided, that prior to any such disclosure, each such assignee, proposed assignee, participant or proposed participant shall agree with the Borrowers or such Lender to preserve the confidentiality of any confidential information relating to the Borrowers received from such Lender.

         (e) Tax Treatment. If any interest in any Loan Document is transferred to any Purchaser or Participant which is not incorporated under the laws of the United States or any State thereof, the transferor Lender shall cause such Purchaser or Participant, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 5.14.

         SECTION 15.11 Amendments, Waivers and Consents. Except as set forth below or as specifically provided in any Loan Document (including, without limitation, Section 2.9), any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrowers; provided that, except as specifically set forth in Section 2.9, no amendment, waiver or consent shall (a) increase the Revolving Credit Commitment of any Lender, the Term Loan Commitment of any Lender or the amount of the Loans, (b) reduce the rate of interest or fees payable on any Loan or Reimbursement Obligation, (c) reduce or forgive the principal amount of any Loan or Reimbursement Obligation or any fee or commission with respect thereto, (d) extend the originally scheduled time or times of payment of the principal of any Loan or Reimbursement Obligation (including, without limitation, the Revolving Credit Maturity Date and the Term Loan Maturity Date) or the time or times of payment of interest on any Loan or Reimbursement Obligation or any fee or commission with respect thereto, (e) permit any subordination of the principal or interest on any Loan or Reimbursement Obligation, (f) release any Borrower from the Obligations (other than Hedging Obligations) hereunder, (g) release the Domestic Borrower from its Obligations under the Domestic Borrower Guaranty Agreement, (h) release any Material Subsidiary from its Obligations under the Subsidiary Guaranty Agreement, (i) permit any assignment (other than as specifically permitted or contemplated in this Agreement) of any of the rights and obligations of any Borrower hereunder, (j) release any material portion of any collateral or release any applicable security document (other than asset sales permitted pursuant to Section 11.5 and as otherwise specifically permitted or contemplated in this Agreement or any applicable security document), (k) amend the definition of Alternative Currency, (l) amend the provisions of this Section 15.11 or the definition of Required Lenders or (m) extend the time of the obligation of the Lenders holding Revolving Credit Commitments to make or issue or participate in Letters of Credit, in each case, without the prior written consent of each Lender (other than with respect to clause (m) above, in which case consent rights shall apply only to each Lender holding Revolving Credit Loans or a Revolving Credit Commitment). In addition, no amendment, waiver or consent to the provisions of (a) Article XIV shall be made without the written consent of the Agents, (b) Article III without the written consent of the Issuing Lender,
(c) any provision of this Agreement relating to Swingline Loans or the Swingline Facility without the written consent of the Swingline Lender and (d) any provision of this Agreement relating to Alternative Currency Loans or the Alternative Currency Facility without the written consent of the Alternative Currency Lender. Furthermore, the Borrowers shall forward any request for any amendment, waiver or consent to the Agents.

         SECTION 15.12 Performance of Duties. The Borrowers' obligations under this Agreement and each of the other Loan Documents shall be performed by the Borrowers at their sole cost and expense.

         SECTION 15.13 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Agents and any Persons designated by any Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Credit Facility has not been terminated.

         SECTION 15.14 Survival of Indemnities. Notwithstanding any termination of this Agreement, the indemnities to which the Agents and the Lenders are entitled under the provisions of this Article XV and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Agents and the Lenders against events arising after such termination as well as before.

         SECTION 15.15 Titles and Captions. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

         SECTION 15.16 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 15.17 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

         SECTION 15.18 Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations arising hereunder or under any other Loan Document shall have been indefeasibly and irrevocably paid and satisfied in full and all Commitments have been terminated. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination.

         SECTION 15.19 Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement with its counsel.

         SECTION 15.20 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

         SECTION 15.21 Nature of Obligations. The Domestic Borrower shall be jointly and severally liable for the Obligations, however incurred, and the Canadian Borrower shall be severally and not jointly and severally liable for the Obligations, however incurred. References to the Domestic Borrower with respect to the Obligations, however incurred, or any portion thereof shall mean the Domestic Borrower on a joint and several basis and references to the Canadian Borrower with respect to the Obligations, however incurred, or any portion thereof shall mean the Canadian Borrower on a several basis and not on a joint and several basis. Notwithstanding anything to the contrary contained in this Agreement, the indemnity obligations of the Canadian Borrower set forth in Sections 3.8, 5.11(d), 5.12, 5.14(c) and 15.2 shall not apply to any loss or claim attributable to the Domestic Borrower or any Domestic Subsidiary thereof.

         SECTION 15.22 Domestic Borrower as Agent for the Borrowers. The Borrowers hereby irrevocably appoint and authorize the Domestic Borrower (i) to provide the Agents with all notices with respect to the Extensions of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and the other Loan Documents and (ii) to take such action on behalf of the Borrowers as the Domestic Borrower deems appropriate on its behalf to obtain Extensions of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement and the other Loan Documents.

         SECTION 15.23 Inconsistencies with Other Documents; Independent Effect of Covenants.

         (a) In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control.

         (b) The Borrowers expressly acknowledge and agree that each covenant contained in Articles IX, X, or XI shall be given independent effect. Accordingly, the Borrowers shall not engage in any transaction or other act otherwise permitted under any covenant contained in Articles IX, X, or XI if, before or after giving effect to such transaction or act, the Borrowers shall or would be in breach of any other covenant contained in Articles IX, X, or XI.


                           [Signature pages to follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

                                      DOMESTIC BORROWER:

                                      G&K SERVICES INC., as Domestic Borrower

                                      By:     /s/  Jeffrey L. Wright
                                          ----------------------------------
                                          Name:   Jeffrey L. Wright
                                          Title:  Chief Financial Officer







                [Signature pages continued on the following page]




[Credit Agreement - G&K Services Inc.]

                                      CANADIAN BORROWER:

                                      G&K SERVICES CANADA INC., as Canadian
                                      Borrower

                                      By: /s/  Jeffrey L. Wright
                                          ----------------------------------
                                          Name:   Jeffrey L. Wright
                                          Title:  Chief Financial Officer,
                                                  Secretary & Treasurer






                [Signature pages continued on the following page]

                                      ADMINISTRATIVE AGENT, SYNDICATION
                                      AGENT AND LENDERS:


                                      BANK ONE, NA, as Administrative Agent and
                                      Lender

                                      By:   /s/  John H. Fiore
                                          ----------------------------------
                                          Name:   John H. Fiore
                                          Title:  Associate Director



                [Signature pages continued on the following page]

                                      WACHOVIA BANK, NATIONAL
                                      ASSOCIATION, as Syndication Agent and
                                      Lender

                                      By:    /s/  Steven M. Hamil
                                          ----------------------------------
                                          Name:   Steven M. Hamil
                                          Title:  Vice President


                [Signature pages continued on the following page]

                                      HARRIS TRUST AND SAVINGS BANK
                                      as Lender

                                      By:    /s/  Andrew T. Claar
                                          ----------------------------------
                                          Name:   Andrew T. Claar
                                          Title:  Vice President


                [Signature pages continued on the following page]

                                      WELLS FARGO BANK, N.A. as Lender

                                      By:    /s/  Michael J. McGroarty
                                          ----------------------------------
                                          Name:   Michael J. McGroarty
                                          Title:  Vice President

                                      SUNTRUST BANK, as Lender

                                      By:    /s/  Molly J. Drennan
                                          ----------------------------------
                                          Name:   Molly J. Drennan
                                          Title:  Director

                                      BANK OF TOKYO-MITSUBISHI, LTD.,
                                          Chicago Branch, as Lender

                                      By:    /s/  Patrick McCue
                                          ----------------------------------
                                          Name:   Patrick McCue
                                          Title:  Vice President & Manager

                                      THE ROYAL BANK OF SCOTLAND PLC,
                                      as Lender

                                      By:    /s/  Julian Dakin
                                          ----------------------------------
                                          Name:   Julian Dakin
                                          Title:  Senior Vice President

                                      COMERICA BANK, as Lender

                                      By:    /s/  Timothy O'Rourke
                                          ----------------------------------
                                          Name:   Timothy O'Rourke
                                          Title:  Vice President

                                      REGIONS BANK, as Lender

                                      By:    /s/  Tammy M. Foshee
                                          ----------------------------------
                                          Name:   Tammy M. Foshee
                                          Title:  Assistant Vice President

                                      U.S. BANK NATIONAL ASSOCIATION,
                                      as Lender

                                      By:    /s/  Michael J. Staloch
                                          ----------------------------------
                                          Name:   Michael J.Staloch
                                          Title:  Senior Vice President

                                      BANK OF AMERICA, N.A. as Lender

                                      By:    /s/  Brian D. Corum
                                          ----------------------------------
                                          Name:   Brian D. Corum
                                          Title:  Managing Director

                                      ALLIED IRISH BANKS, PLC, as Lender

                                      By:    /s/  Anthony O'Reilly
                                          ----------------------------------
                                          Name:   Anthony O'Reilly
                                          Title:  Vice President


                                      By:     /s/ Hillary Patterson
                                          ----------------------------------
                                          Name:   Hilary Patterson
                                          Title:  Assistant Vice President

                                      THE NORINCHUKIN BANK, NEW YORK
                                      BRANCH, as Lender

                                      By:    /s/  Fumiaki Ono
                                          ----------------------------------
                                          Name:   Fumiaki Ono
                                          Title:  General Manager

                                      THE NORTHERN TRUST COMPANY, as Lender

                                      By:    /s/  Jeffrey B. Clark
                                          ----------------------------------
                                          Name:   Jeffrey B. Clark
                                          Title:  Vice President

                                      BANK HAPOALIM B.M.,  as Lender

                                      By:    /s/  Marc Bosc
                                          ----------------------------------
                                          Name:   Marc Bosc
                                          Title:  Vice President


                                      By:    /s/  Lewroy Hackett
                                          ----------------------------------
                                          Name:   Lewroy Hackett
                                          Title:  Vice President

                                 Schedule 1.1(b)
                                       To
                                Credit Agreement

                      Administrative Agent's Correspondent


Alternative Currency                        Administrative Agent's Correspondent

Canadian Dollars                            Bank One, NA, Canada Branch
                                            BCE Place
                                            161 Bay Street, Suite 4240
                                            Toronto, Ontario
                                            M5J 2S1
                                            Fax #:416-363-7574